    As filed with the Securities and Exchange Commission on November 13,
1996
                                                      Registration No. 333-09883
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          --------------------------

                            AMENDMENT NO. 3 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                          --------------------------
                      SOUTHPOINT STRUCTURED ASSETS, INC.
            (Exact name of registrant as specified in its charter)
           Delaware                                      51-6503749
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)
                             50 North Front Street
                           Memphis, Tennessee 38103
                                (901) 524-4100
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                C. DAVID RAMSEY
                      SOUTHPOINT STRUCTURED ASSETS, INC.
                             50 North Front Street
                            Memphis, Tennessee 38103
                                (901) 524-4100
   (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          --------------------------
                                  Copies to:
                              M. John Trofa, Esq.
                            Basil V. Godellas, Esq.
                              Chapman and Cutler
                                111 West Monroe
                            Chicago, Illinois 60603
                          --------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.
     If the only Securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[_]
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]


                        CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
TITLE OF EACH CLASS OF                      PROPOSED MAXIMUM      PROPOSED MAXIMUM
SECURITIES TO BE           AMOUNT TO BE      OFFERING PRICE      AGGREGATE OFFERING         AMOUNT OF
REGISTERED(1)               REGISTERED          PER UNIT              PRICE(2)          REGISTRATION FEE (3)
----------------------------------------------------------------------------------------------------------------
Trust Certificates         $200,000,000            100%              $200,000,000              $61,025
----------------------------------------------------------------------------------------------------------------

---------------------
(1) This Registration Statement and the registration fee pertain to the initial offering of the Trust Certificates registered hereunder by the Registrant and to offers and sales relating to market-making transactions by Morgan Keegan & Company, Inc., an affiliate of the Registrant. The amount of the Trust Certificates that may be initially offered hereunder and the registration fee shall not be affected by any offers and sales relating to any such market-making transactions.

(2)  Estimated solely for purposes of calculating the registration fee.

(3)  $3,449 was previously paid.

                                 ------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                               EXPLANATORY NOTE

     This Registration Statement includes two different basic prospectuses with corresponding forms of prospectus supplement for offering Series of Certificates representing the entire beneficial ownership interest in various trusts to be created from time to time, the assets of which will consist primarily of a publicly issued, fixed income debt security or pool of such debt securities together with certain other assets as described herein deposited in trust by Southpoint Structured Assets, Inc. Following this Explanatory Note in sequential order are the basic prospectus and form of prospectus supplement for trusts consisting of (i) obligations of U.S. corporations, banking organizations and insurance companies subject to the informational requirements of the Securities Exchange Act of 1934 and (ii) obligations of the United States of America and U.S. government sponsored entities.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                     Subject to Completion Dated ____, 1996

Prospectus Supplement
(To Prospectus Dated ____, 1996)

                     Trust Certificates, Series 1996 -- [  ]
            $ [Notional Amount] [(Approximate)], Class Certificates,
                     [______%] [Variable] Pass Through Rate
            $ [Notional Amount] [(Approximate)], Class Certificates,
                     [______%] [Variable] Pass Through Rate
                       Southpoint Structured Assets, Inc.
                                   Depositor

     Each Trust Certificate Series 1996 -- [__________] offered hereby will consist of classes of Certificates, designated as Class Certificates[,] [and] Class Certificates [and list others], [all] of which [only the Class Certificates[,] [and] Class Certificates [and list others]] (collectively, the "Certificates") and will represent a fractional undivided beneficial interest in the Series 1996 -- [_________] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of [ ], between Southpoint Structured Assets, Inc. (the "Depositor") and [_________], as trustee (the "Trustee"), as supplemented by the Series 1996 -- [________] Supplement dated as of [_______], (collectively, the "Trust Agreement"). The property of the Trust will consist in part of [$][_______] aggregate principal amount of [a (______%) [floating rate] [specify publicly issued debt security] due of [specify issuer]] [a pool of [________%] [floating rate] publicly issued debt securities having a term of [not less than years and not more than years] issued by one or more corporations, banking organizations, or insurance companies organized under the laws of the United States or any State [(other than the Retained Interest referred to herein)] (collectively, the "Underlying Securities"), and having the characteristics described herein under "Description of the Deposited Assets." Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

     The Underlying Securities will be acquired by the Depositor and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders. [The Underlying Securities were issued and sold as part of an underwritten public offering in [________].] The Underlying Securities are obligations of the Underlying Securities Issuer and [explain whether senior or subordinate, whether secured or unsecured and whether subject to any redemption or put rights]. [Describe any required principal payments of Underlying Securities.]

     Distributions on the Certificates will be made [monthly] [quarterly] [semi-annually] on [[______] of each year] [to be conformed to interest payment dates for Underlying Securities], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [_______]. The last day on which distributions are scheduled to be made on the Certificates is [________] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal on such Certificates or, to the extent specified herein, a pro rata share of any remaining Underlying Securities.

     [The Certificates are redeemable in whole on any Distribution Date on or after the _________, 19__ Distribution Date at a price equal to par (the "Redemption Price") plus accrued and unpaid interest, upon exercise of the optional redemption right by the holder of the Call Warrant. See
"RISK FACTORS--MATURITY AND YIELD CONSIDERATIONS" and "DESCRIPTION OF THE CERTIFICATES--OPTIONAL REDEMPTION" herein.]

     [The Certificates have been authorized for listing, upon official notice of issuance, with the [name of exchange].]

     SEE "RISK FACTORS" HEREIN ON PAGES [_] TO [_] AND IN THE PROSPECTUS ON PAGES [*] TO [*].

                 ______________________________________________

     THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR OR ANY OF ITS RESPECTIVE AFFILIATES. THE CERTIFICATES DO NOT REPRESENT A DIRECT OBLIGATION OF THE UNDERLYING SECURITIES ISSUER OR ANY OF ITS AFFILIATES.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 _____________________________________________

     The Underwriter has agreed to purchase the Certificates from the Depositor at [______]% of the Certificate Principal Balance thereof ($[__________] aggregate proceeds to the Depositor, before deducting expenses estimated at $[__________]) plus accrued interest, if any, at the Pass-Through Rate calculated from [__________], 1996 (the "Expected Settlement Date"), subject to the terms and conditions set forth in the Underwriting Agreement referred to herein under "PLAN OF DISTRIBUTION."

     The Underwriter proposes to offer the Certificates from time to time for sale in negotiated transactions, at prices determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "PLAN OF DISTRIBUTION."

     The Certificates are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the [specify applicable classes] Certificates will be made in book-entry form through the facilities of The Depository Trust Company on or about the Expected Settlement Date.

                             [NAME OF UNDERWRITER]


                                __________, 1996

     As and to the extent described herein, collections received by the Trustee with respect to the Deposited Assets will be distributed to Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Class Certificates [and specify other classes].] As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class Certificates [and specify other classes] before such losses will be borne by the holders of the other classes of Offered Certificates [and the Class Certificates [and specify other classes]]. To the extent described herein, the relative priorities of each class of Certificates with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of the Certificates--Subordination."

     The Underlying Securities Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

     There is currently no secondary market for the Certificates, and there can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. See "Risk Factors" in the Prospectus.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

     The [specify applicable classes] Certificates initially will be represented by certificates registered in the name of CEDE & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of such Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Certificates only under the limited circumstances described herein. See "Description of the Certificates--Definitive Certificates."

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED _______________, 1996, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS

AND THIS PROSPECTUS SUPPLEMENT IN FULL. IN PARTICULAR, INVESTORS SHOULD CONSIDER CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

     UNTIL ________, 1996, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               TABLE OF CONTENTS

HEADING                                                          PAGE

SUMMARY OF PRINCIPAL ECONOMIC TERMS............................   S-6

   The Certificates............................................   S-6
   The Underlying Securities...................................   S-8

SUMMARY OF PROSPECTUS SUPPLEMENT...............................   S-9

FORMATION OF THE TRUST.........................................  S-13

RISK FACTORS...................................................  S-14

DESCRIPTION OF THE DEPOSITED ASSETS............................  S-14

   General.....................................................  S-14
   Underlying Securities Indenture.............................  S-17

[DESCRIPTION OF CREDIT SUPPORT]................................  S-19

   [The Letter of Credit.......................................  S-19
   [The Surety Bond............................................  S-20
   [Reserve Account............................................  S-20

YIELD ON THE CERTIFICATES......................................  S-21

DESCRIPTION OF THE CERTIFICATES................................  S-21

   General.....................................................  S-21
   Definitive Certificates.....................................  S-22
   Distributions...............................................  S-22
   [Optional Redemption........................................  S-25
   [Advances...................................................  S-25
   Allocation of Losses........................................  S-25
   [Restrictions on Transfer of the Class [ ] Certificates.....  S-26

DESCRIPTION OF THE TRUST AGREEMENT.............................  S-26

   General.....................................................  S-26
   The Trustee.................................................  S-27
   Events of Default...........................................  S-27
   Voting Rights...............................................  S-28
   Voting of Underlying Securities, Modification of Indenture..  S-28
   Termination.................................................  S-29

CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS..................  S-30

FEDERAL INCOME TAX CONSEQUENCES................................  S-30

   Grantor Trust Certificates..................................  S-31
   Income of Certificate Owners................................  S-31
   Bond Premium................................................  S-35
   Election to Treat All Interest as Original Issue Discount...  S-35
   Modification or Exchange of Underlying Securities...........  S-35
   Deductibility of Trust's Fees and Expenses..................  S-35
   Purchase and Sale of a Certificate..........................  S-36
   Backup Withholding..........................................  S-37
   Foreign Certificate Owners..................................  S-37
   Partnership Certificates....................................  S-37
   Partnership Taxation........................................  S-38
   Discount and Premium........................................  S-39
   Modification or Exchange of Underlying Securities...........  S-39
   Tax Consequences of Other Assets Held by Trust..............  S-39
   Section 708 Termination.....................................  S-39
   Disposition of Certificates.................................  S-40
   Allocations Between Transferors and Transferees.............  S-41
   Section 754 Election........................................  S-41
   Administrative Matters......................................  S-41
   Tax Consequences to Foreign Certificate Owners..............  S-42

[STATE TAX CONSEQUENCES........................................  S-43

ERISA CONSIDERATIONS...........................................  S-43

PLAN OF DISTRIBUTION...........................................  S-45

RATINGS........................................................  S-46

LEGAL OPINIONS.................................................  S-47

INDEX OF TERMS.................................................  S-48

                      SUMMARY OF PRINCIPAL ECONOMIC TERMS

     The following summary of principal economic terms does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus, including under the headings "Description of the Certificates," "Description of the Underlying Securities" and "Description of Credit Support." Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

The Certificates

The Trust....................  Series 1996-[_]Trust. The Trust will be formed pursuant to the Trust Agreement dated as of [__________] (the "Base Trust Agreement"), between the Depositor and the Trustee, as supplemented by the Series 1996-[ ] Supplement dated as of the Expected Settlement Date (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement").

Certificates Offered.......... Trust Certificates, Series 1996-[ ], consisting of Class [ ] Certificates [,] [and] Class [ ] Certificates [and specify others] (collectively, the "Certificates").

[Initial Certificate Principal
Balance] [Notional Amount].... Class [ ]: [$][ ]. Class [ ]: [$][ ].

Final Distribution Date....... Class [ ]. Class [ ]. [The actual maturity of each Class may be longer or shorter than the Final Distribution Date.]

Pass-Through Rates............ [The Variable Pass-Through Rates applicable to the calculation of the interest distributable on any Distribution Date on the Certificates [(other than the Class [ ] Certificates)] are equal
                               to           [describe method for determining
                               variable rates]. The initial Variable Pass-
                               Through Rates for the Class [ ] Certificates [,] and [and] the Class [ ] Certificates [and
                               specify others] are approximately   % [,] [and]
                                 % [and  %] per annum, respectively.] [The
                               Pass-Through Rate applicable to the calculation
                               of the interest distributable on any Distribution Date on the

                                       [specify classes] Certificates is fixed
                                       at ___% [and ___%, respectively,] per
                                       annum.]

Deposited Assets...................... The Deposited Assets shall consist of the
                                       Underlying Securities [and describe any
                                       assets which are ancillary or incidental to the Underlying Securities]. See "--THE UNDERLYING SECURITIES" [, "--OTHER DEPOSITED ASSETS"] and "DESCRIPTION OF THE DEPOSITED ASSETS" below.

Original Issue Date................... [ ].

Cut-off Date.......................... [ ].

Distribution Date..................... [ ], commencing [ ].

Record Date........................... The [ ] day immediately preceding each
                                       Distribution Date.

Denominations......................... The Class [ ] Certificates [,] [and]
                                       Class [ ] Certificates [and specify
                                       others] will be available for purchase in minimum denominations of [$][ ] and [integral multiples thereof] [multiples of [$][ ] in excess thereof].

Interest Accrual Periods.............. [Monthly] [Quarterly] [Semi-annually]
                                       (or, in the case of the first Interest
                                       Accrual Period, from and including the
                                       [Original Issue Date] or [Cut-off Date]
                                       to but excluding the first Distribution
                                       Date).

[Optional Redemption.................. On any Distribution Date occurring on or after Distribution Date occurring in
                                       ____________, 19__, the Certificates may be redeemed by the Depositor, in whole only, at a price equal to the Redemption Price.]

[Redemption Price..................... _____________________.]

Form of Security...................... Book-entry Certificates with The
                                       Depository Trust Company ("DTC"), except in certain limited circumstances. See "DESCRIPTION OF THE CERTIFICATES-- DEFINITIVE CERTIFICATES." Distributions thereon will be settled in [immediately available (same-day)] [clearinghouse
                                       (next-day)] funds.

Trustee.........................  [ ], as trustee.

Trustee Fee.....................  [$] payable by the Depositor on the Original
                                  Issue Date.

Administrative Agent............  [ ], as Administrative Agent.

Administrative Agent Fee........  [$], payable by the Depositor on the Original
                                  Issue Date.

Ratings.........................  [ ] by [ ][and [ ] by [ ]]. [Specify specific ratings requirements for particular classes, including the extent to which the issuance of the Certificates of a given class is conditioned upon satisfaction of the ratings of each other class of Certificates.] See "RATINGS."

THE UNDERLYING SECURITIES

Underlying Securities...........  [A [ ]%] [floating rate] [publicly issued debt security due [ ] [A pool of publicly issued debt securities of various issuers, exclusive of the Retained Interest] [in/having] an aggregate principal amount of [$][ ].

Underlying Securities Issuer....  [Specify issuer] [Pool of various domestic corporations, banking organizations and
                                  insurance companies.]

Underlying Securities
Original Issue Date.............  [ ].

Underlying Securities
Final Payment Date..............  [ ].

Amortization....................  [Describe amortization schedule, if any].

Denominations...................  The Underlying Securities are available in minimum denominations of [$][ ] and [integral multiples thereof] [multiples of [$][ ] in excess thereof].

Underlying Securities
Payment Dates...................  [ ], commencing [ ].

Underlying Securities Rate......  [ % per annum.] [A [Weighted Average] rate per annum equal to [specify interest rate formula for debt security].]

Underlying Securities
Interest Accrual Periods.............[Monthly] [Quarterly] [Semi-annually].

Priority.............................[Describe senior or subordinated status of
                                     Underlying Securities].

Security.............................[Describe existence of any security for obligations or state that Underlying
                                     Securities are unsecured].

Redemption/Put/Other Features........[Describe existence of any redemption, put or other material features applicable to the Underlying Securities].

Form of Underlying Securities........Book-entry debt securities with DTC [listed on the [New York] [American] Stock Exchange
                                     [specify other listing]].

Underlying Securities Trustee
[Fiscal and Paying Agent]............[ ]. The Underlying Securities have been issued pursuant to [an indenture dated as
                                     of [ ], 19[ ] (the "Indenture"), between
                                     the Underlying Securities Trustee and the
                                     Underlying Securities Issuer].
Ratings of the Underlying
Securities...........................[ ] by [ ] [and [ ] by [ ]]. See
                                     "DESCRIPTION OF THE UNDERLYING SECURITIES--
                                     RATINGS OF UNDERLYING SECURITIES."
Other Deposited Assets

     [Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset]

                       SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus.

Depositor............................Southport Structured Assets, Inc. (the
                                     "Depositor"), an indirect wholly-owned
                                     subsidiary of Morgan Keegan, Inc. See "THE
                                     DEPOSITOR" in the Prospectus.

Certificates.........................The Certificates, each of which represents a fractional undivided beneficial interest in the Trust, will be issued pursuant to the Trust Agreement. The Certificates will consist of [ ] classes, designated as

                            Class [ ] Certificates [and][,] Class [ ]
                            Certificates [and [specify other classes]], [all] of which [all but the Class [ ] Certificates] are being offered hereby (collectively, the "Certificates").

                            The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal. The Certificate Principal Balance of a Certificate will decline to the extent distributions allocable to principal are made to such holder. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify]. Reference to the Notional Amount of the Class [ ] Certificates is solely for convenience in determining the basis on which distributions on the Class [ ] Certificates are calculated [and determining the relative voting rights of Certificateholders of Class [ ] Certificates for purposes of voting on a class-by-class basis or otherwise]. The Notional Amount does not represent the right to receive any distributions allocable to principal.]

                            [The Class [ ] Certificates, which are not being offered hereby, have in the aggregate an initial Certificate Principal Balance of [$] [ ] (approximate) and a [Variable] Pass-Through Rate
                            [of __%]. The Class [ ] Certificates represent the right to receive distributions in respect of their Certificate Principal Balance and interest thereon at their applicable Pass-Through Rate.] Shortfalls in collections with respect to the Deposited Assets will be allocated solely to the Class [ ] Certificates to the extent provided herein and, thereafter, will be allocated among the Certificates and the Class [ ] Certificates, as provided herein. [The Class [ ] Certificates will be transferred by the Depositor to an affiliate on or about ____________, 1996 (the "Closing Date"), and may be sold at any time in accordance with any restrictions in the Trust Agreement.]]

The Underlying Securities...Interest on the Underlying Securities accrues at the
                            Underlying Securities Rate for each Underlying Securities Accrual Period and is payable on each Underlying Securities Payment Date. The entire principal amount of the Underlying Securities will be payable on the Underlying Securities Final
                                  Payment Date. [The Underlying Securities have a remaining term to maturity of approximately years.] [As of the Cut-off Date, the pool of Underlying Securities has a weighted average interest rate of [%] and a weighted average remaining term to maturity of approximately ___ years. Approximately [%] [specify if greater than 10%] of such Underlying Securities consist of debt securities of [U.S. corporate issuers].]

                                  [Name such obligor] is a U.S. corporation whose principal executive offices are located at [specify address]. The obligor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the Commission. See "DESCRIPTION OF THE DEPOSITED ASSETS."

[Other Deposited Assets and
Credit Support....................The Deposited Assets will also include [direct obligations of the United States] [describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars] (such assets, together with the Underlying Securities, the "Deposited Assets"). See "DESCRIPTION OF THE DEPOSITED ASSETS."

                                  The Certificateholders of the [specify
                                  particular classes] Certificates will have the benefit of [describe credit support] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, including providing certain coverage with respect to losses thereon.]

Distributions.....................Holders of the Certificates will be entitled to receive on each Distribution Date, to the extent of available funds on such Distribution Date, after payment of the expenses of the Trustee and its respective agents up to the Allowable Expense Amount, (i) [in the case of each class of Certificates other than the Class [ ] Certificates,] distributions allocable to interest at the applicable Pass-Through Rate on the applicable Certificate Principal Balance, (ii) [in the case of each class of Certificates other than the Class
                                  [ ]

                              Certificates,] distributions allocable to principal and (iii) [in the case of each class of Certificates other than the Class [_] Certificates,] distributions allocable to premium (if any) in an amount equal to all payments of premium (if any) received on the Underlying Securities for the applicable Collection Period. Distributions will be made to Certificateholders only if, and to the extent that, payments are made with respect to the Deposited Assets or are otherwise covered by any Credit Support. [The holders of the Class [_] Certificates will be entitled to receive on each Distribution Date distributions allocable to interest in an amount equal to [describe Stripped Interest].] [The holders of the Class [_] Certificates will not be entitled to receive any distributions allocable to principal or premium (if any).] See "DESCRIPTION OF THE CERTIFICATES--DISTRIBUTIONS."

Special Distribution Dates....If a payment with respect to the Underlying
                              Securities is made to the Trustee after the Underlying Securities Payment Date on which such payment was due, then the Trustee shall distribute any such amount received on the next occurring Business Day (a "Special Distribution Date") as if such funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be [five Business Days (as such term is defined in the Prospectus, "Business Day") prior to the day on] which the related payment was received from the Underlying Securities Trustee.

[Subordination................As and to the extent described herein, the rights of the holders of the Class [_] Certificates [and specify other classes] to receive distributions of principal, premium (if any), and interest with respect to the Deposited Assets will be subordinated to the rights of the holders of the other classes of Certificates with respect to losses attributable to principal, premium (if any) and interest realized on a Deposited Asset (such losses, "Realized Losses"). See "DESCRIPTION OF THE CERTIFICATES--ALLOCATION OF LOSSES; SUBORDINATION."]

[Optional Termination.........At its option, the [Depositor] may purchase all the Deposited Assets in the Trust, and thereby cause the termination of the Trust and early retirement of the Certificates, on any Distribution Date on which the aggregate principal amount of the Deposited Assets remaining in the Trust is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date. [Specify any other purchase or repurchase option of the Depositor.] See "DESCRIPTION OF THE TRUST AGREEMENT--TERMINATION" herein and in the Prospectus.]

Federal Income
Tax Consequences..............In the opinion of tax counsel to the Trust, the
                              Trust will be classified for Federal income tax purposes [as a grantor trust] [as a partnership] and not as an association taxable as a corporation. See "FEDERAL INCOME TAX CONSEQUENCES."

Ratings.......................It is a condition to the issuance of the
                              Certificates that the Certificates have the ratings specified above under "SUMMARY OF PRINCIPAL ECONOMIC TERMS--THE CERTIFICATES-- RATINGS." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors [or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment]. See "RATINGS."

ERISA Considerations..........An employee benefit plan subject to the Employee
                              Retirement Income Security Act of 1974, as amended ("ERISA"), and an individual retirement account (each, a "Plan") may purchase Certificates of any class if either (i) the Depositor is able to confirm the existence of at least 100 independent purchasers of such class or (ii) the Plan can represent that its purchase of the Certificates would not be prohibited under ERISA or the Code. See "ERISA CONSIDERATIONS."

                            FORMATION OF THE TRUST

     The Trust will be formed pursuant to the Trust Agreement (including the Series [ ] Supplement) between the Depositor and the Trustee. Concurrently with the execution and delivery of the Series [ ] Supplement, the Depositor will deposit the Underlying Securities in the Trust. The Trustee, on behalf of the Trust, will accept such Underlying Securities and will deliver the Certificates to or upon the order of the Depositor.

     The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor). The Underlying Securities will not be acquired from the Underlying Securities Issuer as part of any distribution by or pursuant to any agreement with the Underlying Securities Issuer. The Underlying Securities Issuer is not participating in this offering and will not receive any of the proceeds of the sale of the Underlying Securities to the Depositor or the issuance of the Certificates. [Neither the Depositor nor any of its affiliates participated in the initial public offering of the Underlying Securities] [Morgan Keegan & Company, Inc., an affiliate of the Depositor, participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].


                                  RISK FACTORS

     [Describe risk factors applicable to the specific Underlying Securities, other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield on the Certificates, risks associated with any concentration of credit, and risks associated with the Deposited Assets and the terms thereof, as described elsewhere herein.] See "RISK FACTORS" and "MATURITY AND YIELD CONSIDERATIONS" in the Prospectus.


                      DESCRIPTION OF THE DEPOSITED ASSETS

GENERAL

     This Prospectus Supplement sets forth certain relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities or the Underlying Securities Issuer. This Prospectus Supplement relates only to the Certificates offered hereby and does not relate to the Deposited Assets. All disclosure contained herein with respect to the Underlying Securities and the Underlying Securities Issuer is derived from publicly available documents. [Describe publicly available documents.] [The] [Each] Underlying Securities Issuer is subject to the information reporting requirements of the Exchange Act.

     Although the Depositor has no reason to believe the information concerning the Underlying Securities, [the] [each] Underlying Securities Issuer or each Underlying Securities Prospectus related to the Underlying Securities is not reliable, neither the Depositor nor any of the Underwriters has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. There can be no assurance that events affecting the Underlying Securities or the Underlying Securities Issuer have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of the publicly available documents described above.

     [The Underlying Securities will be deposited into the Trust subject to the right of the holder of the Retained Interest to receive on each Distribution Date from payments received on the Underlying Securities, a distribution equal to [%] per annum multiplied by the principal amount of the Underlying Securities (the "Interest Strip"). The right of the holder of the Retained Interest to receive the Interest Strip is of equal priority with the rights of the Certificateholders to receive distributions of interest on the Certificates.]

     [Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

     [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of publicly issued debt securities of [domestic corporations, banking organizations and insurance companies]. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

     The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:


                 COMPOSITION OF THE UNDERLYING SECURITIES POOL
                             AS OF THE CUT-OFF DATE

Number of Underlying Securities:
Aggregate Principal Balance:              [$]
Average Principal Balance:                [$]
Largest Balance:                          [$]
Weighted Average Interest Rate:                       %
Weighted Average Original Term to                   years
 Maturity:
Weighted Average Remaining Term to                  years
 Maturity:
Longest Remaining Term to Maturity:                 years

                    DISTRIBUTION BY INDUSTRY CLASSIFICATION
            OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE


                                         AGGREGATE           PERCENT OF
   INDUSTRY                              PRINCIPAL           AGGREGATE
CLASSIFICATION          NUMBER            BALANCE        PRINCIPAL BALANCE
                     _____________     _____________       _____________


 Total               =============     =============       =============

                         DISTRIBUTION BY RATINGS OF THE
               UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

                                         AGGREGATE          PERCENT OF
                                         PRINCIPAL           AGGREGATE
  RATING                 NUMBER           BALANCE        PRINCIPAL BALANCE
Total                _____________     ______________      _____________

 Total
                     =============     ==============      =============


               DISTRIBUTION BY REMAINING TERM TO MATURITY OF THE
               UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

                                         AGGREGATE           PERCENT OF
REMAINING TERM                           PRINCIPAL           AGGREGATE
 TO MATURITY            NUMBER            BALANCE        PRINCIPAL BALANCE
                     _____________     ______________      _____________

 Total
                     =============     ==============      =============


                     DISTRIBUTION BY INTEREST RATE OF THE
               UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

                                         AGGREGATE          PERCENT OF
 INTEREST                                PRINCIPAL           AGGREGATE
RATE RANGE              NUMBER            BALANCE        PRINCIPAL BALANCE
% to %                                 [$]                            %
Greater than       % ____________      ____________        ____________
Total                                  [$]                         100%
                     ============      ============        ============

     The Underlying Securities consist of debt securities of [domestic corporate issuers [specify other]]. As of the Cut-off Date, [all of] [approximately % of] such Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and no obligor on any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "RATINGS" herein and "RISK FACTORS-- RATINGS OF THE CERTIFICATES" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.

UNDERLYING SECURITIES INDENTURE

     The Underlying Securities have been issued pursuant to [an] agreement[s] ([each,] an "Indenture") between the [various] Underlying Securities Issuer[s] and Underlying Securities Trustee[s]. The following summary describes certain general terms of such Indenture[s], but investors should refer to the Indenture[s] [itself] [themselves] for all terms governing the Underlying Securities.

     Each of the Indenture[s] limits the [respective] Underlying Securities Issuer's ability to engage in certain activities and transactions and requires that the Underlying Securities Issuer perform certain obligations with respect to the Underlying Securities. [Describe common restrictive, financial and other covenants on the Underlying Securities Issuer contained in the Indentures.]

     [The following is a summary of the typical Underlying Security Events of Default for each series of Outstanding Debt Securities. [Any additional Underlying Security Events of Default unique to a Concentrated Underlying Security have been described following the summary]:

            (a) failure to make payments of principal (and premium, if any) and interest to holders of the Outstanding Debt Securities in the time periods given in the Indentures;

            (b) material breaches of certain representations, warranties or covenants or failure to observe or perform in any material respect any covenant or agreement under an Indenture continuing for a specified period of time after notice thereof is given to the Underlying Securities Issuer by the Underlying Securities Trustee or the holders of not less than a specified percentage of the Outstanding Debt Securities;

            (c) failure by the Underlying Securities Issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the Underlying Securities Issuer or the acceleration by or on behalf of the holders thereof of such securities; [and]

            (d) certain events of bankruptcy or insolvency relating to the Underlying Securities [Issuer]; and

            [(e) describe any additional common events of default with respect to the pool of Underlying Securities].]

     As of the Cut-off Date, [all of] [approximately __% of] the Underlying Securities were [subject to [describe any put, call or other conversion or redemption options applicable to the Underlying Securities as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured) and describe commonalities with respect to any subordination or security provisions or collateral].]

     The [pool of] Underlying Securities, together with any other assets described below and any Credit Support described under "Description of Credit Support," represent the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

     [Use the following with respect to each obligor the Underlying Securities of which represent more than 10% of the total Underlying Securities available to make distributions in respect of the Certificates--only a single obligor is referred to for purposes of this section of the form of Prospectus Supplement.]

     [A significant portion of] [Virtually all of] [All of] the Deposited Assets of the Trust will consist of the [___%] [floating rate] [specify publicly issued debt security] due of [specify issuer] [, exclusive of the interest therein retained by [the Depositor] as described below (the "Retained Interest")], having an aggregate principal amount outstanding as of the Cut-off Date of approximately [$] (the "Underlying Securities"). The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust.
The Underlying Securities will not be acquired either from [name such obligor] or pursuant to any distribution by or agreement with [name such obligor]. [Describe any put, call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing debt security comprising [ %] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "RATINGS" herein and "RISK FACTORS --Ratings of the Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.

     According to [name such obligor]'s publicly available documents, [name such obligor] is a [identify form of domestic corporation, banking organization or insurance company] whose principal executive offices are located at [specify address]. The Depositor is not an affiliate of [name such obligor]. [Name such obligor] is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the Commission [and makes available to the public upon request certain annual reports containing financial and other information]. Copies of such reports and other information [may be inspected and copied at the Commission locations listed under "AVAILABLE INFORMATION" in the accompanying Prospectus and may be obtained from the Public Reference Section of the Commission at Washington, D.C. 20549, at prescribed rates. In addition, such reports and other information [can be inspected at the offices of the [New York Stock Exchange at 20 Broad Street, New York, New York 10005] [American Stock Exchange, 86 Trinity Place, New

York, New York 10013]] [may be obtained from [name such obligor], according to its most recent annual report, upon written or oral request to [name such obligor]].

     The Trust will have no other significant assets [other than any Credit Support or those assets referred to below] from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of Certificateholders to receive distributions in respect of the Certificates will depend [almost] entirely on the Trust's receipt of payments on the foregoing Underlying Securities from [name such obligor]. Prospective purchasers of the Certificates should consider carefully [name such obligor]'s financial condition and its ability to make payments in respect of such Underlying Securities. This Prospectus Supplement relates only to the Certificates being offered hereby and does not relate to the Underlying Securities of [name such obligor]. All information contained in this Prospectus Supplement regarding [name such obligor] is derived from the publicly available documents described in the preceding paragraph.

     The Deposited Assets will also include [direct obligations of the United States of America][describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash or other security pledged to support the Underlying Securities; include the financial information of any counterparty to such agreements; and, describe any risk associated therewith] (such assets, together with the Underlying Securities, the "Deposited Assets").

                        [DESCRIPTION OF CREDIT SUPPORT]

     For the benefit [solely] of the [Offered] [Class [ ] Certificates [and the Class [ ] Certificates]], Credit Support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[THE LETTER OF CREDIT

     Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the Letter of Credit from [ ] (the "Letter of Credit Bank") in favor of the Trustee on behalf of the Certificateholders. The Letter of Credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. The maximum amount that the Trustee may draw under the Letter of Credit will initially be equal to [$]. The initial amount of the Letter of Credit will be [$]. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal [the lesser of (i) [%] of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on the preceding Distribution Date) but in any event not less than [$], and (ii)] the amount of the

Letter of Credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Deposit Assets] [describe other methods]. The Letter of Credit expires on _______, 19__. The Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Letter of Credit Bank to the extent of any amounts owing, in the manner and priority specified herein.]

     [Add language regarding the Letter of Credit Bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank. In addition, to the extent that the Letter of Credit will cover payment of 10% or more of the aggregate principal amount of the Certificates covered thereby, provided information of financial and other matters with respect to the Letter of Credit Bank and audited financial statements to the extent that it covers 20% or more]].

[THE SURETY BOND

     Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the Surety Bond from [ ] (the "Surety") in favor of the Trustee on behalf of the Certificateholders. The Surety Bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered] [Class[ ]] Certificates. The Surety Bond expires on ________, 19__. The Trustee will be obligated, in the event of a drawing on the Surety Bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Surety to the extent of any amounts owing, in the manner and priority specified herein.

     [Add language regarding the issuer of the Surety Bond with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Surety. In addition, to the extent that the Surety Bond will cover payment of 10% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the issuer of the Surety Bond and audited financial statements to the extent that it covers over 20% or more.]]

[RESERVE ACCOUNT

     The Depositor will deposit with the Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of [$]. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts so deposited in such Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Depositor].]

                           YIELD ON THE CERTIFICATES

     [Describe factors relating to the Deposited Assets, the terms thereof and the manner and priority in which collections thereon are allocated to the Certificateholders of each class of the Certificates, as described elsewhere herein.] See "Yield Considerations" and "Maturity and Prepayment
Considerations" in the Prospectus.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will consist of [ ] classes of Certificates, designated as Class [ ][ ,] [and] Class [ ] [and Class [ ]] Certificates. The Certificates represent in the aggregate the entire beneficial ownership interest in the related Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate. [The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate.] [The Class [ ] Certificates, which are not being offered hereby, will be transferred by the Depositor to an affiliate on the Closing Date, and may be sold at any time by the Depositor in accordance with the terms of the Trust Agreement.]

     The Certificates [(other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of [$ ] and [integral multiples thereof] [multiples of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balances, as applicable, of [$ ] and integral multiples thereof, except that one Certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$ ] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

     The Certificates [(other than the Definitive Classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below.
The Depositor has been informed by DTC that DTC's nominee will be CEDE & Co. ("CEDE"). No holder of any such Certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under "--DEFINITIVE CERTIFICATES." Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions by Certificateholders with respect to any such Certificates shall refer to actions taken by DTC upon instructions from its Participants. See "--DEFINITIVE CERTIFICATES" below and "DESCRIPTION OF CERTIFICATES--GLOBAL SECURITIES" in the Prospectus.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a Certificateholder under the Trust Agreement only at the direction of one or more Participants to whose DTC account such Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of Certificates evidence such Voting Rights, authorize divergent action.

DEFINITIVE CERTIFICATES

     Definitive Certificates will be issued to Certificate Owners or their nominees, respectively, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of Certificates [(other than the Definitive Classes)] and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificates representing the Certificates [(other than the Definitive Classes of Certificates)] and receipt of instructions for re-registration, the Trustee will reissue such Certificates as Definitive Certificates issued in the respective principal amounts owned by the individual owners of such Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Trust Agreement.

DISTRIBUTIONS

     Collections on the Deposited Assets that are received by the Trustee for a given Collection Period pursuant to the collection procedures described herein and in the Prospectus and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

            (i) to the Trustee, all unpaid fees and expenses of the Trustee and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;

            (ii) [to the providers of Credit Support ("Credit Support Providers"), any amounts required to be paid or reimbursed to, or deposited with, any such person (collectively, "Credit Support Payments");

            (iii) ] to the Certificateholders of each Class of such Series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment to Required Principal and third, to the payment of Required Premium, in each case applicable to such Class, commencing with the most highly ranked Class and, to the extent Available Funds remain available, to each other class in accordance with the ranking specified herein under "--ALLOCATION OF LOSSES; SUBORDINATION";

            [(iii)] to the Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid pursuant to clause
     (i) above;

            (iv)    all remaining amounts, if any, to the Depositor].

     There can be no assurance that collections received from the Deposited Assets and any applicable Credit Support relating to the Certificates over a specified period will be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the Certificateholders of the Certificates. To the extent Available Funds are insufficient to make any such distributions due to any such Series or Class, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

     For purposes hereof, the following terms have the following meanings:

     "Allowable Expense Amount" means, for any given Collection Period, the sum of (x) [$] and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.

     "Available Funds" for any Distribution Date means the sum of (a) all amounts received on or with respect to the Deposited Assets (including investment income on Eligible Investments) received during the preceding Collection Period [,] [and] (b) amounts available as of such Distribution Date pursuant to the Credit Support described herein [and (c) any additional amount that the [Depositor] may remit to the Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds.

     "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

     "Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such Certificates, as specified in the Trust Agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the business day prior to the next succeeding Distribution Date.

     ["Interest Strip" allocable to the Retained Interest for any Distribution Date means accrued and unpaid interest on the outstanding principal balance of the Certificates, computed at an annual rate of [%].]

     "Required Interest" for the Certificates or any Class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such Certificates, computed at the applicable Pass-Through Rate.

     "Required Premium" for the Certificates or any Class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

     "Required Principal" for the Certificates or any Class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such Certificates. The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Trust and any Credit Support obtained for the benefit of such holder. The Certificate Principal Balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal.]

     [Notwithstanding the priorities described above, holders of the Class [ ] Certificates and the Class [ ] Certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class
[ ] Certificates and the Class [ ] Certificates, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[OPTIONAL REDEMPTION

     On each Distribution Date, or the next succeeding Business Day if such Distribution Date is not a Business Day, on or after the Distribution Date in [___________, 199_], the Certificates may be redeemed by the Trust at the request of the Depositor at a price of [%] (the "Redemption Price"). In addition, the Certificateholders shall be entitled to receive interest up to, but not including, the Redemption Date.]

[ADVANCES

     Subject to the following limitations, the Trustee will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Certificate Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Administrative Fee (as defined herein) attributable to fees and expenses of the Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

     Advances are required to be made only to the extent they are deemed by the Trustee to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Trustee will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

     All Advances will be reimbursable to the Trustee from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Deposited Asset that are deemed by the Trustee to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the Trustee out of any funds in the Certificate Account allocable to any of the Deposited Assets prior to the distributions on the Certificates. In the event that the Trustee fails in its obligation to make any such Advance, the Trustee may be obligated to make any such Advance, to the extent provided in the Trust Agreement.]

ALLOCATION OF LOSSES; SUBORDINATION

     The subordination described herein provided by the Class [ ] Certificates [and the Class [ ] Certificates] is designed to protect holders of the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.

     [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

     [An "Extraordinary Trust Expense" is an expense of a given Trust in excess of the Allowable Expense Amount, including certain reimbursements to the Depositor described in the Prospectus under "Description of Certificates-- Certain Matters Regarding the Depositor" and certain reimbursements to the Trustee described under "Description of the Trust Agreement--The Trustee" herein.]

[RESTRICTIONS ON TRANSFER OF THE CLASS [ ] CERTIFICATES

     Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations."]

                       DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

     The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the Registration Statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Depositor with the Commission following the issuance and sale of the Certificates. The Trust created under the Trust Agreement (including the Series 1996-[ ] Supplement) will consist of (i) the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust), (ii) all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[,] [and]
[(iii) any Credit Support in respect of any class or classes of Certificates] [and (iv) the rights of the Depositor under the Purchase Agreement between the Depositor and the Seller]. [In addition, the Certificateholders of the Certificates may also have the benefit of certain Credit Support discussed above. See "Description of Credit Support."] Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

THE TRUSTEE

     [ ], a [ ] corporation, will act as trustee for the Certificates and the Trust pursuant to the Trust Agreement. The Trustee's offices are located at [ ] and its telephone number is [ ].

     The Trust Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

EVENTS OF DEFAULT

     An event of default with respect to any class of Certificates under the Trust Agreement (an "Event of Default") will consist of [(i) a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period); (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable; and (iii) the occurrence and continuance of such other events specified in the applicable Series Supplement.] [Describe remedies available to Certificateholders upon the occurrence and continuance of an Event of Default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

     The Trust Agreement will provide that, within 30 days after the occurrence of an Event of Default in respect of the Certificate of any class, the Trustee will give notice to the holders of such Certificates [and the holder of the Retained Interest], transmitted by mail, of all such uncured or unwaived Events of Default known to it. However, except in the case of an Event of Default relating to the payment of principal of or premium, if any, or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the Certificates of such class [and the holder of the Retained Interest].

     No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless, (i) such holder previously has given to the Trustee written notice of a continuing breach, (ii) the holders of Certificates of such Series evidencing not less than the "Required Percentage--Remedies" specified in the applicable series supplement of the aggregate Voting Rights of such Series have requested in writing that the Trustee institute such proceeding in its own name as Trustee, (ii) such holder or holders have offered the trustee reasonable indemnity, (iv) the trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Cetificates of such Series evidencing not less than the Required Percentage-- Remedies of the aggregate Voting Rights of such Series.

VOTING RIGHTS

     [At all times,] [Subject to the succeeding paragraph,] [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates and [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective Certificates. [Specify whether and under what circumstances voting will be class-by-class.]

     [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.]

     [Specify the rights, if any, of the holder of the Retained Interest to consent to certain actions.]

VOTING OF UNDERLYING SECURITIES, MODIFICATION OF INDENTURE

     The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by DTC and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from DTC, the Underlying Securities Trustee or the Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, the Indenture or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances and Notional Amounts of the Certificates, as applicable) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust as a grantor trust for Federal income tax purposes, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of a Underlying Security Event of Default or an event which with the passage of time would become a Underlying Security Event of Default and with the unanimous consent of all holders of Outstanding Certificates or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Indenture and only with the consent of Certificateholders representing 100% of the aggregate voting rights of each outstanding Class of the Certificates and the holder of the Retained Interest]. The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

     In the event that an offer is made by the Underlying Securities Issuer to issue new obligations in exchange and substitution for any of the Underlying Securities, pursuant to a plan for the refunding or refinancing of the Outstanding Debt Securities or any other offer is made for the Underlying Securities, the Trustee shall notify the Certificateholders and the holder of the Retained Interest] of such offer as promptly as practicable. The Trustee must reject any such offer unless an event of default under the Indenture has occurred, the Trustee is directed by the affirmative vote of all of the Certificateholders [and the holder of the Retained Interest] to accept such offer and the Trustee has received the tax opinion described above.

     If an event of default under the Indenture occurs and is continuing and if directed by all the holders of outstanding Class [ ] Certificates and, unless the Class [ ] Certificates are no longer outstanding, by all the holders of outstanding Class [ ] Certificates, [and the holder of the Retained Interest,] the Trustee shall vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities Trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Underlying Securities, the Certificateholders' interests of each Class may differ and the interests of either Class may differ from holders of other Outstanding Debt Securities.

TERMINATION

     The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in "Description of Certificates--Termination" in the Prospectus. The Depositor will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Depositor at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Depositor exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding Certificate Principal Balance or Notional Amount, as applicable, plus with respect to the Certificates

[one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be, plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocation method if different from above.] In no event will the Trust created by the Trust Agreement for the Certificates continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust Agreement. See "Description of Certificates--Termination in the Prospectus.

                 CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

     [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the Certificateholders of the security interest, if any, securing such Deposited Assets.]

                        FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of material Federal income tax consequences of the purchase, ownership and disposition of the Certificates by an initial holder of Certificates. This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all Federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary is generally limited to investors who will hold the Certificates as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and who do not hold their Certificates as part of a "straddle," a "hedge" or a "conversion transaction" Investors should consult their own tax advisors to determine the Federal, state, local and other tax consequences of the purchase, ownership and disposition of the Certificates.

     The Trust has been provided with an opinion of Chapman and Cutler, Chicago, Illinois, special Federal tax counsel to the Depositor ("Federal Tax Counsel") regarding certain Federal income tax matters discussed below. An opinion of Federal Tax Counsel, however, is not binding on the Internal Revenue Service (the "Service") or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to any of the Federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions.

[GRANTOR TRUST CERTIFICATES

     In the opinion of Federal Tax Counsel, the Trust will be classified as a grantor trust and not as an association taxable as a corporation for Federal income tax purposes. Accordingly, in the opinion of Federal Tax Counsel, each owner of a Certificate (a "Certificate Owner) will be subject to Federal income taxation as if it owned directly the portion of the Deposited Assets allocable to such Certificates, and as if it paid directly its share of reasonable expenses paid by the Trust. The following discussion assumes that the Underlying Securities were not issued with original issue discount ("OID") and, accordingly, the Certificate owners will not realize OID except with respect to a "stripped interest" (as defined below).

INCOME OF CERTIFICATE OWNERS

     In General. A Certificate Owner will allocate the amount it pays for its Certificate among each Underlying Security and each of the Deposited Assets in the Trust in proportion to their relative fair market values on the date of purchase of the Certificate in order to determine its initial tax basis for the pro rata portion of each Underlying Security and Deposited Asset held by the Trust. A Certificate Owner would calculate separately its income, gain, loss or deduction realized with respect to each such asset.

     The Federal income tax treatment of a holder of Certificates will depend upon whether the interest in the Underlying Securities represented by a Certificate will be considered to be a "stripped bond" or "stripped coupon" (together a "stripped interest") within the meaning of Section 1286 of the Code. A Certificate will not be considered to represent a stripped interest in the Underlying Securities to the extent the Certificate is entitled to receive a proportionate amount of all principal of a particular maturity represented by the Underlying Securities and all interest relating thereto. A Certificate will be considered to represent a stripped interest in the Underlying Securities if the Certificate is entitled to receive less than all of the interest on a particular maturity represented by the Underlying Securities or if the Certificate is entitled to receive all or parts of the interest on a particular maturity represented by the Underlying Securities but no principal on the Underlying Securities. In addition, if a Certificate is entitled to receive interest and principal on a particular maturity represented by the Underlying Securities, but the interest it is entitled to receive on a particular maturity represented by the Underlying Securities is disproportionately more than the principal it is entitled to receive on a particular maturity represented by the Underlying Securities, it could be argued (based on the preamble to Treas. Reg.
Section 1.1286-1 discussed below under "Tax Treatment of Certificates to the Extent They are Stripped Interests") that the Certificates represents (a) an interest in a particular maturity represented by the Underlying Securities that is not a stripped interest to the extent it represents a proportional amount of all the principal and interest on a particular maturity represented by the Underlying Securities and (b) a stripped interest in a particular maturity represented by the Underlying Securities to the extent of any additional interest to which it is entitled on a particular maturity represented by the Underlying Securities. If a Certificate represents in part a stripped interest and in part not a stripped interest, such interests will be treated as two separate items for tax purposes and a purchaser of Certificates will be required to allocate its purchase price among the two items (as well as any other Deposited Assets) in proportion to their relative fair market values on the date of purchase.

     Tax Treatment of Certificates to the Extent They Are Not Stripped Interests. To the extent a Certificate does not represent a stripped interest in a particular maturity represented by the Underlying Securities, each Certificate Owner will be required to report on its Federal income tax return, in a manner consistent with its method of accounting, its proportional share of the gross income of the Trust, including interest on and other amounts with respect to the corresponding Underlying Security, income derived from the other Deposited Assets held by the Trust, any gain or loss upon collection or disposition of the corresponding Underlying Security, other Deposited Assets, or as further described below under "Purchase and Sale of a Certificate" the sale or other disposition of a Certificate. The portion of each monthly payment to a Certificate Owner that is allocable to principal on the corresponding Underlying Security (other than amounts representing market discount, as described below) will represent a recovery of capital, which will reduce the tax basis of such Certificate Owner's undivided interest in the Underlying Securities.

     To the extent that the portion of the purchase price of a Certificate allocated to a Certificate Owner's undivided interest in an Underlying Security, based on the relative fair market value of each Underlying Security in which an interest is acquired as well as other Deposited Assets in which an interest is acquired, is greater than or less than the portion of the principal balance of the Underlying Security allocable to the Certificate, such interest in the Underlying Security will have been acquired at a premium or discount, as the case may be (the "allocated Purchase Price"). This allocation is required to be calculated separately for each Underlying Security represented by a Certificate. To the extent that the allocated Purchase Price is less than the principal balance of an Underlying Security, the Certificate Owner's interest in such Underlying Security will be treated as purchased at a "market discount." The market discount on a Underlying Security will, however, be considered to be zero if it is less than a statutorily defined de minimis amount. Conversely, to the extent that the allocated Purchase Price exceeds the principal balance of an Underlying Security, the Certificate Owner's interest therein will be treated as purchased with "bond premium." See the discussion below under "Bond Premium."

     For example, if the allocated Purchase Price paid by a Certificate Owner with respect to an Underlying Security is equal or almost equal to the portion of the principal balance of the Underlying Security that is allocable to the Certificate, there would be no significant amount of discount or premium with respect to its interest in such Underlying Security. Moreover, if the total purchase price of a Certificate is equal to the principal amount of the Underlying Securities allocable to the Certificate, one or more Underlying Securities will have been purchased at a discount because a portion of such purchase price will be allocated to the other Deposited Assets of the Trust.

     In general, under the market discount provisions of the Code, all or a portion of the principal payments received by the Trust and the gain recognized upon a sale, maturity or disposition of an Underlying Security or upon the sale or other disposition of a Certificate (as further described below under "PURCHASE AND SALE OF A CERTIFICATE") will be taxable as ordinary income to the extent of accrued market discount. In general, the accrued market discount on each Underlying Security will equal an amount that bears the same ratio to the market discount on the Underlying Security as the number of days that the Trust held the Underlying Security (or a Certificate Owner held a Certificate related thereto), bears to the number of days after the Trust acquired the Underlying Certificate (or a Certificate Owner acquired a Certificate related thereto) and up and to the date of the maturity of the Underlying Security. At the election of a Certificate Owner, market discount can be accrued under a constant yield method as further described on the Code. The ordinary income treatment on dispositions described above will not apply if a Certificate Owner elects (or has previously elected) to include market discount in income currently as it accrues for each taxable year during which it holds the Certificate. Such election, if made, will also apply to all debt instruments acquired directly or indirectly, by the Certificate Owner during the year in which the election is made and all debt instruments acquired thereafter and is irrevocable without the consent of the Service. If a Certificate Owner does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expense incurred by a Certificate Owner that is incurred to purchase or carry a Certificate will be reduced by such accrued market discount. In general, the portion of any interest expense that was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Certificate Owners should consult their tax advisors regarding whether an election should be made to include market discount in income as it accrues and the method of accrual and as to the amount of interest expense that may not be currently deductible.

     Tax Treatment of Certificates to the Extent They Are Stripped Interests. To the extent a Certificate represents a stripped interest in a particular maturity represented by the Underlying Securities, each such Certificate will be subject to the OID rules. The amount of OID on a stripped interest is equal to the excess of the stated redemption price at maturity (or the amount payable on the coupon) over the portion of the purchase price for the Certificate allocable to the stripped interest, based on the relative fair market value of all assets acquired.

     The tax treatment of a Certificate Owner will depend upon whether the amount of OID on the stripped interest represented by the Certificate is less than a statutorily defined de minimis amount. In general, under Treas. Reg.
Section 1.1286-1 (the "De Minimis Regulation"), the amount of OID with respect to the stripped interest will be de minimis if it is less than 1/4 of the one percent multiplied by the product of the "stated redemption price at maturity" (or in the case of a stripped coupon, the amount payable on the due date of such coupon) and the number of full years remaining after the purchase date of either the Underlying Security by the Trust or a Certificate by a Certificate Owner, as appropriate until the maturity of such stripped interest. However, if the stripped interest provides for amortization of principal, the amount of OID will be de minimis if it is less than 1/4 of one percent multiplied by the product of the stated redemption price at maturity (or in the case of a stripped coupon, the amount payable on the due date of such coupon) and the weighted average maturity. This calculation of de minimis OID is to be performed separately for each new purchaser of a Certificate of the stripped interest from the date of purchase of the Underlying Security by the Trust or a Certificate by a Certificate Owner, as appropriate.

     In the preamble to the De Minimis Regulation, the Service stated that the final regulations are premised on the assumption that stripped coupons may be treated as qualified stated interest with respect to the bonds from which they are stripped and, therefore, may be excluded from stated redemption price at maturity in appropriate circumstances. According to the Service, without these assumptions, each stripped bond and stripped coupon would be treated as a separate (zero coupon) bond, and the OID with respect to each such separate bond or coupon virtually never would be de minimis. Finally, the Service indicated that future regulations under section 1286 will provide specific guidance relating to these assumptions. Certificate Owners are advised to consult their tax advisers with respect to the use of this assumption in determining the federal income tax consequences associated with the acquisition, ownership and disposition of a Certificate, including the determination of whether (i) OID is de minimis, (ii) a Certificate is subject to the market discount rules discussed above under "Tax Treatment of Certificates to the Extent They Are Not Stripped Interest," and (iii) whether a Certificate represents an interest in an Underlying Security purchased at a premium and is subject to the discussion below under "Bond Premium."

     To the extent the amount of OID on the stripped interest represented by the Certificate is de minimis under the rules discussed above, such OID will be treated as zero. As a result, as described above under "Tax Treatment of Certificates to the Extent They Are Not Stripped Interests," a Certificate Owner would report its share of the income of the Trust under its usual method of accounting.

     If the OID with respect to the stripped interest in a particular maturity represented by the Underlying Securities represented by a Certificate is not treated as being de minimis, a Certificate Owner will be required to include in income any OID on the stripped interest. Whether the Certificate Owner uses the cash or the accrual method of tax accounting, OID must be included in income as it accrues on a daily basis, regardless of when cash payments are received, using a method reflecting a constant yield as described below. Such treatment could result in the accrual of income by such Certificate Owner prior to the receipt of cash by such Certificate Owner. The accrual of OID depends upon whether the Underlying Security with respect to which OID exists matures within one year of the date purchased. In the case of a Certificate that matures within one year, OID accrues daily on a ratable basis unless the holder elects to accrue such discount under a constant yield method, compounded daily. In the case of a Certificate that does not mature within one year of the date purchased, OID generally accrues daily, computed under a constant yield method, compounded at least annually (with straight line interpolation between compounding dates). Prospective purchasers should consult their tax advisors as to the computation of the accrual of OID, including the impact of the discussion set forth above in the preamble to the De Minimis Regulation.

BOND PREMIUM

     In the event that a Certificate represents an interest in an Underlying Security purchased (either initially upon the formation of the Trust or upon the purchase of a Certificate) at a premium, such premium will be amortizable by the Certificate Owner as an offset to interest income (with a corresponding reduction in the Certificate Owner's basis) under a constant yield method over the term of the Underlying Security if an election under Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the Certificate Owner during the year in which the election is made and all debt instruments acquired thereafter and the election is irrevocable without the consent of the Service.

ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT

     Under Treas. Reg. Section 1.1272-3 and with the limits set forth therein, any Certificate Owner may elect to include in gross income all interest (including stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any bond premium or acquisition premium) that accrues on an unstripped or stripped interest using the constant yield method described above. Such an election with respect to an unstripped or stripped interest having amortizable bond premium or market discount, to the extent permitted, would constitute, respectively, an election to apply the market discount rules or bond premium rules with respect to all other debt instruments with market discount or amortizable bond premium, as the case may be, of such Certificate Owner. A Certificate Owner should consult its tax adviser as to whether to make such an election.

MODIFICATION OR EXCHANGE OF UNDERLYING SECURITIES

     Depending upon the circumstances, it is possible that a modification of the terms of one or more of the Underlying Securities, or a substitution of other assets for the Underlying Securities, would be a taxable event to Certificate Owners on which they would recognize gain or loss.

DEDUCTIBILITY OF TRUST'S FEES AND EXPENSES

     In computing its Federal income tax liability, a Certificate Owner will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees paid or incurred by the Trust and any allowable amortization deductions with respect to certain other assets of the Trust, but not amortizable bond premium. If a Certificate Owner is an individual, estate or trust, the deduction for his share of fees will be a miscellaneous itemized deduction and will only be allowable to the extent that they exceed 2% of the Certificate Owner's adjusted gross income.

Purchase and Sale of a Certificate

     A Certificate Owner's tax basis in a Certificate generally will equal the cost of such Certificate increased by any amounts of undistributed taxable income (e.g., OID or market discount) and reduced by any amortized premium (each as described above) and any payments other than payments of qualified stated interest, if any (subject to the application of the discussion set forth above in the preamble to the De Minimis Regulation), on an Underlying Security represented by the Certificate.

     If a Certificate Owner sells its Certificate, gain, if any, will constitute ordinary income to the extent of the aggregate of the accrued market discount (which has not previously been included in such Certificate Owner's taxable income) with respect to the Certificate Owner's pro rata portion of each Underlying Security held by the Trust. Any other gains (or losses) will be capital gains (or losses) except in the case of a dealer or a financial institution, and will be long-term if the Certificate Owner has held its Certificates for more than one year. A Certificate Owner will recognize taxable gains (or losses) (a) upon redemption or sale of its Certificate, (b) if the Trustee disposes of an asset or (c) upon receipt by the Trustee of payments of principal on the Underlying Securities. The amount of any such gain (or loss) is measured by comparing the Certificate Owner's pro rata share of the total proceeds from the transaction with its adjusted tax basis in its certificate or its pro rata interest in the asset as the case may be, and then reducing such gain, if any, to the extent characterized as ordinary income resulting from accrued market discount as discussed above. A Certificate Owner's tax basis in its Certificate and its pro rata portion of each of the Underlying Securities of the Trust may be adjusted to reflect the accrual of market discount (if the Certificate Owner has elected to include such discount in income as it accrues), original issue discount and amortized bond premium, if any. The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Certificate Owner realizing a taxable gain when its Certificates are sold or redeemed for an amount equal to its original cost. In addition, Certificate Owners must reduce the tax basis of its Certificates and their pro rata portion of the Underlying Securities of the Trust for their share of accrued interest received by the Trust, if any, on Underlying Securities delivered after the Certificate Owner pays for its certificates to the extent that such interest accrued on such Underlying Securities during the period from the Certificate Owner's settlement date to the date such Underlying Securities are delivered to the Trust and, consequently, such Certificate Owner may have an increase in taxable gain or reduction in capital loss upon the disposition of its Certificates or such Underlying Securities.

     For taxable years beginning after December 31, 1986 and before January 1, 1996, certain corporations may be subject to the environmental tax (the "Superfund Tax") imposed by Section 59A of the Code. Interest received from, and gains recognized from the disposition of, an Underlying Security by the Trust or the sale of Certificates by a Certificate Owner will be included by such corporations in the computation of the Superfund Tax. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively.

     The Revenue Reconciliation Act of 1993 (the "Act") raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Act, the Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Certificate Owners and prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in the Certificates.

BACKUP WITHHOLDING

     Payments made on the Certificates and proceeds from the sale of the Certificates will not be subject to a "backup" withholding tax of 31% unless, in general, the Certificate Owner fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code.

FOREIGN CERTIFICATE OWNERS

     To the extent that amounts paid to Certificate Owners that are not United States persons ("Foreign Certificate Owners") are treated as interest with respect to Underlying Securities issued after July 18, 1984, such amounts generally will not be subject to the annual 30% withholding tax, provided that such Foreign Certificate Owner fulfills certain certification requirements. Under such requirements, the holder must certify, under penalties of perjury, that it is not a "United States person" and provide its name and address.

     A "United States person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under the laws of the U.S. or any political subdivision thereof, or an estate or trust the income of which is includible in gross income for U.S. Federal income tax purposes, regardless of its source.

[PARTNERSHIP CERTIFICATES

     In the opinion of Federal Tax Counsel, the Trust will be treated as a partnership for purposes of Federal income taxation and the Depositor and the Certificate Owners will be treated as partners in such partnership. The availability of any tax benefits of investing in Certificates depends upon the classification of the Trust as a partnership, rather than as an association taxable as a corporation, for federal income tax purposes. Federal Tax Counsel's opinion regarding the status of the Trust as a partnership for federal income tax purposes is based on provisions of the Trust Agreement which (1) provide that the Trust will terminate upon the occurrence of certain events such as the insolvency or bankruptcy of the Depositor, (2) restrict the transferability of the Certificates, (3) impose personal liability on the Depositor for expenses and other liabilities of the Trust, (4) require that the Depositor will have a net worth sufficient to meet the net worth requirements set by the Service for the issuance of an advance ruling that an organization lacks the corporate characteristic of limited liability for federal income tax purposes, (5) restrict the number of Certificate

Owners and (6) restrict the transfer of Certificates on an "established securities market" as defined in Section 7704 of the Code.

     If the Trust were taxable as a corporation, it would be subject to federal income tax on any taxable income at regular corporate tax rates. Classification of the Trust as a corporation would result in a substantial reduction in (or elimination of) after-tax yield and cash flow to an Owner of a Certificate with respect to its Certificate.

     Final regulations have been issued that provide an anti-abuse rule under Subchapter K of Chapter 1 of the Code. These regulations authorize the Service, based upon all of the facts and circumstances, to recast a transaction involving a partnership as appropriate to reflect the underlying economic arrangement or to prevent the circumvention of other provisions of the Code. This authority to recast a transaction includes, but is not limited to, disregarding and reallocating allocations of the partnership's items of income, gain, loss, deductions, or credits. It cannot be predicted whether the Service will assert that such a rule would apply to recast the Federal income tax treatment of either the Trust or the Certificates. Holders should consult their own tax advisers in this regard.

     The Service has recently issued proposed Treasury Regulations Section 1.7701-1 through 1.7701-3 which simplifies the regulations relating to the classification of unincorporated business organizations, including entities such as the Trust, as partnerships and corporations for federal income tax purposes and is seeking public comments on the proposed regulations. At this time, the Service has not yet finalized the proposed regulations and it is unclear when they will be finalized and the form such final regulations may take. Accordingly, although the ultimate effect of such regulations cannot be predicted, it is not believed that any such simplifying regulations should adversely affect the classification of the Trust as a partnership. Investors should consult their own tax advisors in this regard.
Partnership Taxation

PARTNERSHIP TAXATION

     As a partnership, the Trust will not be subject to Federal income tax, but each Certificate Owner will be required to separately take into account such holder's allocable share of income, gains, losses, deductions and credits of the Trust. Each Certificate Owner will be required to take into account in computing such Certificate Owner's federal income tax liability its share of items of Trust income, gains, losses, deductions and credits for the tax year of the Trust ending within or with the tax year of such Certificate Owner, without regard to whether there are distributions from the Trust. A Certificate Owner's distributive share of Trust income, expense, gain, loss or credit will be determined in accordance with the Trust Agreement. All or a portion of any allocated expenses (to the extent not otherwise disallowed under the Code) may be treated as investment expenses subject to limitations on deductibility of miscellaneous itemized deductions that do not exceed two percent of their adjusted gross income in the case of Certificate Owners who are individuals, estates or trusts.

     A Certificate Owner's ability to recognize its distributive share of expenses or losses, if any, may be subject to limitation under the Code (for example, a Certificate Owner's distributive share of Trust loss, including capital loss, may be allowed only to the extent of such Certificate Owner's adjusted basis in its Certificate). A Certificate Owner should consult its tax advisors in this regard.

     Any cash distributions by the Trust to a Certificate Owner will constitute
(i) first, a return of capital to the extent of such Certificate Owner's tax basis in the Certificate (with a corresponding dollar-for-dollar reduction in such tax basis), and (ii) thereafter, to the extent in excess thereof, gain on the sale or exchange of such Certificate Owner's Certificate. See "Disposition of Certificates" below.

DISCOUNT AND PREMIUM

     It is believed that the Underlying Securities were not issued with OID and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Underlying Securities may be greater or less than the remaining principal balance of the Underlying Securities at the time of purchase. If so, the Underlying Securities will have been acquired at a premium or discount, as the case may be. Moreover, to the extent a deemed termination of the Trust occurs as discussed below, it is possible that discount or premium will be created, depending on the value of the Underlying Securities at such time.

     The amortization of bond premium and accrual of market discount are discussed above under "Bond Premium" and "Tax Treatment of Certificates to the Extent They Are Not Stripped Interests." For purposes of this discussion, the Partnership will be considered the Certificate Owner.

MODIFICATION OR EXCHANGE OF UNDERLYING SECURITIES

     Depending upon the circumstances, it is possible that a modification of the terms of the Underlying Securities, or a substitution of other assets for the Underlying Securities would be a taxable event to the Trust, which may result in Federal income tax consequences to Certificate Owners.

TAX CONSEQUENCES OF OTHER ASSETS HELD BY TRUST

     The manner in which income with respect to the other assets of the Trust should be accrued will depend on the nature of those assets.

     [Discuss specific tax consequences of other assets.]

SECTION 708 TERMINATION

     Under Section 708 of the Code, the Trust will be deemed to terminate for Federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a twelve-month period. Were such a termination to occur, the Trust would be considered to have distributed its assets to the partners, the Certificate Owners, who would then be treated as having recontributed those assets to the Trust, as a new partnership.

DISPOSITION OF CERTIFICATES

     Generally, capital gain or loss will be recognized on a sale or other disposition of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificate Owner's tax basis in a Certificate will generally equal its cost increased by his share of Trust income includible in his income (including for the taxable year of sale) and decreased by any distributions received with respect to such Certificate. In addition, both his tax basis in, and the amount realized on a sale of, a Certificate would include the holder's share of liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificate and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     "The Revenue Reconciliation Act of 1993" (the "Tax Act") raised tax rates on ordinary income while capital gains remain subject to a 28 percent maximum stated rate. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Prospective Certificate Owners should consult with their tax advisors regarding the potential effect of this provision with respect to any gains recognized on their investment in Certificates.

     In general, the transfer of interests in the Trust should not affect Certificate Owners other than those disposing of or acquiring a Certificate. However, under the partnership rules, as described above, a transfer during a twelve-month period of 50% or more of the total interests in the partnership capital and profits will result for Federal income tax purposes in a termination and reconstitution of the Trust, with the result that the Trust's basis in the Underlying Securities and Deposited Assets will equal the aggregate of the Certificate Owner's basis in their Certificates. Upon the subsequent receipt of principal payments on the Underlying Securities or the sale or redemption of the Underlying Securities, this rule may result in the recognition of gain or loss by a Certificate Owner in advance of the sale or redemption of its Certificate.

     On the sale of a Certificate, any gain attributable to the holder's share of any accrued market discount on the Underlying Securities that has not otherwise been included in the holder's income would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements.

ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES

     In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month allocable to a particular class of Certificates will be apportioned among holders of such Certificates in proportion to the principal amount of such Certificates owned by them as of the first business day following the end of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If such a convention is not allowed (or only applies to transfers of less than all of a Certificate Owner's interest), taxable income or losses of the Trust might be reallocated among the Certificate Owners. The Trustee is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

SECTION 754 ELECTION

     In the event that a Certificate Owner sells its Certificates at a profit
(loss), the purchasing Certificate Owner will have a higher (lower) basis in the Certificates than the selling Certificate Owner had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result Certificate Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

ADMINISTRATIVE MATTERS

     The Trustee is required to keep complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis. The Trustee will file a partnership information return (Service Form 1065) with the Service for each taxable year of the Trust and will report each Certificate Owner's allocable share of items of Trust income and expense to holders and the Service on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties, unless the holder notifies the Service of all such inconsistencies.

     Under Code Section 6031, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person, (y) whether such person is not a United States person, a tax-exempt entity, or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

     The Depositor, as the tax matters partner, will be responsible for representing the Certificate Owners in any dispute with the Service. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners and, under certain circumstances, a Certificate Owner may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income (or loss) of the Trust.]

TAX CONSEQUENCES TO FOREIGN CERTIFICATE OWNERS

     It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of Federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. [Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust expects to withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificate Owners pursuant to Code Section 1446, as if such income were effectively connected to U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's nonforeign status, the Trust may rely on Form W-8, Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.]

     [Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each foreign holder must obtain a taxpayer identification number from the Service and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the Service a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. The Trust will cooperate in any such refund claim if it can do so without incurring any out-of-pocket cost. No assurance can be given as to whether any such refund claim would be granted.]

     [The foregoing summary will be modified, as necessary, to reflect differences caused by the precise nature of the Deposited Assets relating to a given Series of Certificates.]


                            [STATE TAX CONSEQUENCES

     [Describe any applicable state tax consequences that may arise, including as a result of the specific nature of the Deposited Assets relating to a given Series of Certificates or the degree of servicing required with respect to such Deposited Assets.]]

                             ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(i) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan"). Moreover, based on the reasoning of the United States Supreme Court's decision in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S.Ct. 517
(1993), an insurance company investing assets in its general account might be treated as a Plan on the grounds that such an investor may be investing assets of an employee benefit plan subject to ERISA.

     In accordance with ERISA's general fiduciary standards, before investing in a Certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and its appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code.

     An investment in Certificates by a Plan might result in the assets of the Trust being deemed to constitute Plan assets, which in turn might mean that certain aspects of such investment, including the operation of the Trust, might be prohibited transactions under ERISA and the Code. Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the United States Department of Labor ("DOL") regulations (the

"Regulation"), a Plan's assets may include an interest in the underlying assets of an entity (such as a trust) for certain purposes, including the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" in such entity. Thus, if a Plan acquired a Certificate of a particular class, for certain purposes (including the prohibited transactions provisions) the Plan would be considered to own its share of the underlying assets of the Trust unless (1) such Certificate is a "publicly-offered security" or (2) equity participation in such class by benefit plan investors is not "significant."

     A publicly-offered security is a security that is (1) freely transferable,
(2) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering and (3) either is (A) part of a class of securities registered under
Section 12(b) or 12(g) of the Exchange Act, or (B) sold to the Plan as a part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. The Depositor does not anticipate that the Certificates of any class will be considered publicly-offered securities within the meaning of the Regulation.

     Participation by benefit plan investors in any class of Certificates would not be significant if immediately after the most recent acquisition of Certificates of such class, whether or not from the Depositor or an Agent or Underwriter, less than 25 percent of the value of such class were held by benefit plan investors, which are defined as Plans and employee benefit plans not subject to ERISA (for example, governmental plans). There can be no assurance that less than 25 percent of the value of any given class of Certificates will be held by benefit plan investors.

     If assets of the Trust were deemed to be Plan assets, certain transactions involving the Trust, including the acquisition of the Certificates themselves by a Plan, could be prohibited transactions. If, for example, an obligor with respect to any of the Deposited Assets, or any of such obligor's affiliates, were a party in interest or disqualified person with respect to an acquiring Plan, the acquisition of the Certificate could be construed as a prohibited indirect loan from the Plan to the obligor. Any such prohibited transaction could be treated as exempt under ERISA and the Code if the Certificates were acquired pursuant to and in accordance with one or more "class exemptions" issued by the DOL, such as Prohibited Transaction Class Exemptions ("PTCE") 84-14 (an exemption for certain transactions determined by an independent qualified professional asset manager), PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds), PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts) or PTCE 95-60 (an exemption for certain transactions involving insurance company general accounts).

     Certificates will not be sold to any Plan unless such Plan represents that the acquisition of a Certificate would not be prohibited under ERISA and the Code because an exemption is applicable to the acquisition and holding of the Certificates and the activities of the Trust.

To the extent an insurance company invests assets treated as assets of a Plan, it will be required to make the foregoing representation as a condition to the acquisition of a Certificate. Alternatively, if the Depositor is able to confirm the existence of at least 100 independent purchasers of a class, the foregoing representation will not be a condition to acquisition of Certificates of such class.

     Any Plan or insurance company investing assets of its general account proposing to acquire Certificates should consult with its counsel.

                             PLAN OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, dated as of [ ], 199[ ] (the "Underwriting Agreement"), the Depositor has agreed to sell and [Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] each of the Underwriters named below, including Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] (the "Underwriter[s]")[,] has [severally] agreed to purchase, the [Certificates] [the principal amount of each class of Certificates set forth below opposite its name].

                                   Class [ ]      Class [ ]      Class [ ]
Morgan Keegan & Company, Inc. .. $              $              $

                                 ------------   ------------   ------------
     Total...................... $              $              $
                                 ============   ============   ============

[Morgan Keegan & Company, Inc. has] [The several Underwriters have] agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates offered hereby if any of such Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

     The Depositor has been advised by the Underwriter[s] that [it][they] propose[s] to offer the Certificates from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of Certificates may be deemed to be underwriters, and any profit on the resale of Certificates by them may be deemed to be underwriting discounts, or commissions under the Securities Act.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor, and the participation by Morgan Keegan & Company, Inc. in the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

                                    RATINGS

     It is a condition to the issuance of the Certificates that the Certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Corporation ("Standard & Poor's")][Moody's Investors Service, Inc. ("Moody's")][Fitch Investors Service, L.P. ("Fitch")] [and] [Duff & Phelps Credit Rating Company ("Duff & Phelps")](the "Rating [Agency][Agencies]"). The ratings address the likelihood of the receipt by Certificateholders of payments required under the Trust Agreement, and are based primarily on the credit quality of the Deposited Assets and any providers of Credit Support, as well as on the relative priorities of the Certificateholders of each class of the Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates [specify class with Notional Amount] may fail to recover fully their initial investment.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

     The Depositor has not requested a rating on the Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Certificates by the Rating [Agency] [Agencies].

                                LEGAL OPINIONS

     Certain legal matters relating to the Certificates will be passed upon for the Depositor and the Underwriter[s] by Chapman and Cutler, Chicago, Illinois.

                                 INDEX OF TERMS

Term                                                                  Page
Act..............................................................      37
Advance..........................................................      25
allocated Purchase Price.........................................      32
Allowable Expense Amount.........................................      23
Available Funds..................................................      23
Base Trust Agreement.............................................       6
Business Day.....................................................      12
Call Premium Percentage..........................................      24
CEDE.............................................................      22
Certificate Owner................................................      31
Certificates.....................................................1, 6, 10
Clearing Agency..................................................      21
Closing Date.....................................................      10
Code.............................................................      30
Credit Support Payments..........................................      23
Credit Support Providers.........................................      23
De Minimis Regulation............................................      33
Definitive Classes...............................................      21
Deposited Assets.................................................      11
Depositor........................................................    1, 9
Distribution Date................................................       1
DOL..............................................................      43
DTC..............................................................    2, 7
Duff & Phelps....................................................      46
Eligible Investments.............................................      24
ERISA............................................................  13, 43
Event of Default.................................................      27
Expected Settlement Date.........................................       1
Federal Tax Counsel..............................................      30
Final Distribution Date..........................................       1
Fitch............................................................      46
Foreign Certificate Owners.......................................      37
Indenture........................................................   9, 17
Interest Strip...................................................  15, 24
Letter of Credit Bank............................................      19
Liquidation Proceeds.............................................      25
Moody's..........................................................      46
OID..............................................................      31
Plan.............................................................  13, 43
Prospectus.......................................................       1

PTCE................................................................   44
Rating [Agency][Agencies]...........................................   46
Realized Losses.....................................................   12
Redemption Price....................................................1, 25
Regulation..........................................................   44
Required Interest...................................................   24
Required Premium....................................................   24
Required Principal..................................................   24
Retained Interest...................................................   18
Series Supplement...................................................    6
Service.............................................................   30
Special Distribution Date...........................................   12
Standard & Poor's...................................................   46
stripped interest...................................................   31
Superfund Tax.......................................................   36
Surety..............................................................   20
Tax Act.............................................................   40
Trust...............................................................    1
Trust Agreement..................................................... 1, 6
Trustee.............................................................    1
Underlying Securities...............................................1, 18
Underwriter[s]......................................................   45
Underwriting Agreement..............................................   45

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                 Subject to Completion Dated __________, 1996
                                  PROSPECTUS
                              TRUST CERTIFICATES
                             (ISSUABLE IN SERIES)

                      SOUTHPOINT STRUCTURED ASSETS, INC.
                                   DEPOSITOR

     The Trust Certificates (the "Certificates") offered hereby and by supplements (each a "Prospectus Supplement") to this Prospectus will be offered from time to time in one or more series (each a "Series") and in one or more classes within each such Series (each a "Class"). Certificates of each respective Series and Class will be offered on terms to be determined at the time of sale as described in the related Prospectus Supplement accompanying the delivery of this Prospectus. Each Series and Class of Certificates will be issuable as individual securities in registered form without coupons ("Registered Certificates") or as one or more global securities in registered form (each a "Global Security").

     Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust (the "Trust"), the assets of which will consist primarily of a publicly issued, fixed income debt security or a pool of such debt securities (the "Underlying Securities"), together with certain assets described herein and in the related Prospectus Supplement (such assets, together with the Underlying Securities, the "Deposited Assets"), to be deposited in trust for the benefit of holders of Certificates of such Series ("Certificateholders") by Southpoint Structured Assets, Inc. (the "Depositor") pursuant to a Trust Agreement and a series supplement thereto with respect to any given Series (collectively, the "Trust Agreement") among the Depositor, the administrative agent, if any (the "Administrative Agent") and the trustee (the "Trustee") named in the related Prospectus Supplement. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor), and will not be acquired from the issuer thereof as part of any distribution by or agreement with such issuer. The Underlying Securities discussed herein and in the related Prospectus Supplement represent the obligation of one or more corporations, banking organizations or insurance companies organized under the laws of the United States or any State, which are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and which, in accordance therewith, file reports and other information with the Securities Exchange Commission. If so specified in the related Prospectus Supplement, the Trust for a Series of Certificates may also include, or the Certificateholders of such Certificates may have the benefit of, any combination of insurance policies, letter of credit, reserve accounts and other types of rights or assets designed to support or ensure the servicing nd distribution of amounts due in respect of the Deposited Assets (collectively, "Credit Support"). See "DESCRIPTION OF CERTIFICATES" and "DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT."

     Each Class of Certificates of any Series will represent the right, which may be senior to those of one or more of the other Classes of such Series, to receive specified portions of payments of principal, interest and certain other amounts on the Deposited Assets in the manner described herein and in the related Prospectus Supplement. A Series may include two or more Classes differing as to the timing, sequential order or amount of distributions of principal, interest or premium and one or more Classes within such Series may be subordinated in certain respects to other Classes of such Series.

     Except as otherwise provided herein and in the applicable Prospectus Supplement, the Depositor's only obligations with respect to each Series of Certificates will be, pursuant to certain representations and warranties concerning the Deposited Assets, to assign and deliver the Deposited Assets and certain related documents to the applicable Trustee and, in certain cases, to provide for the Credit Support, if any. The principal obligations of an Administrative Agent, if any is named in the applicable Prospectus Supplement, with respect to a Series of Certificates will be pursuant to its contractual administrative obligations and, only as and to the extent provided in the related Prospectus Supplement, its obligation to make certain cash advances in the event of payment delinquencies on the Deposited Assets. See "DESCRIPTION OF THE CERTIFICATES--ADVANCES IN RESPECT OF DELINQUENCIES."

     The Certificates of each Series will not represent an obligation of or interest in the Depositor, any Administrative Agent or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor the Deposited Assets (unless otherwise specified in such Prospectus Supplement) will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositor, any Administrative Agent or their respective affiliates.

     Prospective investors should consider the factors set forth herein under "RISK FACTORS," beginning on page 1.

                   __________________________________________

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   __________________________________________

     The Certificates may be offered and sold to or through underwriters, through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution" and in the related Prospectus Supplement. This Prospectus may not be used to consummate sales of Certificates offered hereby unless accompanied by a Prospectus Supplement.

     THE DATE OF THIS PROSPECTUS IS __________, 1996

                             PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series of Certificates to be offered thereby and hereby will set forth, among other things, the following with respect to such Series: (a) the specific designation and aggregate principal amount, (b) the number of Classes of such Series and, with respect to each Class of such Series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations, (c) certain information concerning the type, characteristics and specifications of the Deposited Assets and any Credit Support for such Series or Class, (d) the relative rights and priorities of each such Class (including the method for allocating collections from the Deposited Assets to the Certificateholders of each Class and the relative ranking of the claims of the Certificateholders of each Class to such Deposited Assets), (e) the name of the Trustee and the Administrative Agent, if any, for such Series, (f) the Pass Through Rate (as defined below) or the terms relating to the applicable method of calculation thereof, (g) the time and place of distribution (each such date, a "Distribution Date") of any interest, premium (if any) and/or principal, (h) the date of issue, (i) the scheduled final Distribution Date, if applicable, (j) the offering price, (k) any mandatory or optional redemption terms and any other specific terms of Certificates of each such Series or Classes. See "DESCRIPTION OF CERTIFICATES--GENERAL" for a listing of other items that may be specified in the applicable Prospectus Supplement.


                             AVAILABLE INFORMATION

     The Depositor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information concerning the Depositor can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: New York Regional Office, Seven World Trade Center, New York, New York 10048, and Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such material can also be accessed electronically by means of the Commission home page on the Internet at http://www.sec.gov. The Depositor does not intend to send any financial reports to Certificateholders.

     The Depositor has filed with the Commission a registration statement on Form S-3 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Certificates. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     All documents filed by the Depositor pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Depositor will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the President of Southpoint Structured Assets, Inc., at its principal executive office located at 50 North Front Street, Memphis, Tennessee 38103. Telephone requests for such copies should be directed to the President of Southpoint Structured Assets, Inc. at (901) 524-4100.

                         REPORTS TO CERTIFICATEHOLDERS

     Except as otherwise specified in the applicable Prospectus Supplement, unless and until Definitive Certificates are issued, on each Distribution Date unaudited reports containing information concerning the related Trust will be prepared by the related Trustee and sent on behalf of each Trust only to Cede & Co. ("Cede"), as nominee of DTC and registered holder of the Certificates. See "DESCRIPTION OF CERTIFICATES--GLOBAL SECURITIES" and "DESCRIPTION OF THE TRUST AGREEMENT--REPORTS TO CERTIFICATEHOLDERS; NOTICES." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Depositor, on behalf of each Trust, will cause to be filed with the Commission such periodic reports as are required under the Exchange Act. The obligation to file such reports may be suspended under the Exchange Act in as little time as the year after the first fiscal year of the Trust and, consequently, the Depositor will stop filing such reports.

                               TABLE OF CONTENTS

Heading                                                                     Page
Prospectus Supplement......................................................... 2

Available Information......................................................... 2

Incorporation of Certain Information by Reference..............................3

Reports to Certificateholders..................................................3

Risk Factors...................................................................6

The Depositor..................................................................8

Use of Proceeds................................................................9

Formation of the Trust.........................................................9

Maturity and Yield Considerations.............................................10

Description of Certificates...................................................11

   General....................................................................12
   Distributions..............................................................14
   Interest on the Certificates...............................................15
   Principal of the Certificates..............................................23
   Optional Redemption of Certificates........................................23
   Global Securities..........................................................23

Description of Deposited Assets and Credit Support............................26

   General....................................................................26
   Underlying Securities Indenture............................................26
   Principal Economic Terms of Underlying Securities..........................29
   Publicly Available Information.............................................30
   Other Deposited Assets.....................................................30
   Credit Support.............................................................31
   Collections................................................................33


Description of the Trust Agreement............................................34

   General....................................................................34
   Assignment of Deposited Assets.............................................34
   Collection and Other Administrative Procedures.............................36
   Retained Interest; Administrative Agent Compensation and Payment of
      Expenses................................................................37
   Advances in Respect of Delinquencies.......................................38
   Certain Matters Regarding the Administrative Agent and the Depositor.......39
   Administrative Agent Termination Events; Rights Upon Administrative
      Agent Termination Event.................................................40
   Modification and Waiver....................................................42
   Reports to Certificateholders; Notices.....................................43
   Evidence as to Compliance..................................................44
   Replacement Certificates...................................................45
   Termination................................................................45
   Duties of the Trustee......................................................46
   The Trustee................................................................46

Plan of Distribution..........................................................46

Legal Opinions................................................................48

                                  RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Certificates:

     Limited Liquidity. There will be no market for any Series (or Class within such Series) of Certificates prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or will continue for the life of such Certificates.

     Certain Legal Aspects. The applicable Prospectus Supplement may set forth certain legal considerations that are applicable to a specific Series (or Class or Classes within such Series) of Certificates being offered in connection with that Prospectus Supplement or the assets deposited in or assigned to the related Trust.

     Limited Obligations and Interests of the Depositor or any of its Affiliates. The Certificates will not represent a recourse obligation of or interest in the Depositor or any of its affiliates. The Certificates of each Series will not be insured or guaranteed by any government agency or instrumentality, the Depositor, any Person affiliated with the Depositor or the Issuer, or any other Person. The obligations, if any, of the Depositor with respect to the Certificates of any Series will only be pursuant to certain limited representations and warranties. The Depositor does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If, for example, the Depositor were required to repurchase a Underlying Security with respect to which the Depositor has breached a representation or warranty, its only sources of funds to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of such Underlying Security to the Depositor, or from a reserve fund established to provide funds for such repurchases. The Depositor has no obligation to establish or maintain any such reserve fund.

     Limited Assets. Although the Trust for any Series (or Class of such Series) of Certificates may include, or the Certificateholders of such Certificates may have the benefit of, certain assets which are designed to support the payment upon, or otherwise ensure the servicing or distribution with respect to, the Deposited Assets related to such Series or Class as described in the related Prospectus Supplement, the Certificates do not represent obligations of the Depositor, any Administrative Agent or any of their affiliates and, unless otherwise specified in the applicable Prospectus Supplement, are not insured or guaranteed by the Depositor, any Administrative Agent, any of their affiliates or any other person or entity. Accordingly, Certificateholders' receipt of distributions in respect of the Certificates will depend entirely on the performance of and the Trust's receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related Prospectus Supplement. See "Description of Deposited Assets and Credit Support."

     Credit Support Limitations. The Prospectus Supplement for a series of Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks.

     The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the Underlying Securities and certain other factors. There can, however, be no assurance that the loss experience on the related Underlying Securities will not exceed such assumed levels. See "--Limited Nature of the Ratings of the Certificates", "Description of Deposited Assets and Credit Support."

     Maturity and Redemption Considerations. The timing of distributions of interest, premium (if any) and principal of any Series (or of any Class within such Series) of Certificates is affected by a number of factors, including the performance of the related Deposited Assets, the extent of any early redemption, repayment or extension of maturity with respect to the related Underlying Securities (including acceleration resulting from any default or rescheduling resulting from the bankruptcy or similar proceeding with respect to a Underlying Securities Issuer) and the manner and priority in which collections from such Underlying Securities and any other Deposited Assets are allocated to each Class of such Series. Certain of these factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related Prospectus Supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and certain other terms applicable to such Underlying Securities and any other Deposited Assets. See "Maturity and Yield Considerations."

     Early Termination of Trust. Unless otherwise set forth in the Prospectus Supplement, the Trust may be subject to early termination. In the event of early termination, the Certificates will have a shorter maturity than expected. Furthermore, such event is likely to occur, if at all, at a time when the market value of the Underlying Securities has increased due to a declining interest rate environment. In such an environment, the interest rates available on potential reinvestment can be expected to be lower than the return that would have been earned on the remaining life of the Certificates if they had not been called and the Trust terminated. See "DESCRIPTION OF CERTIFICATES--Optional Redemption of Certificates" and "DESCRIPTION OF THE TRUST AGREEMENT-- Termination."

     Tax Considerations. The Federal income tax consequences of the purchase, ownership and disposition of the Certificates and the tax treatment of the Trust will depend on the specific terms of the Certificates, the Trust, any Credit Support and the Deposited Assets. See the description under "Federal Income Tax Considerations" in the related Prospectus Supplement.

     Limited Nature of the Ratings of the Certificates. At the time of issue, the Certificates of any given Series (or each Class of such Series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies (a "Rating Agency"). Unless otherwise specified in the applicable Prospectus Supplement, the rating of any Series or Class of Certificates is based primarily on the related Deposited Assets and any Credit Support and the relative priorities of the Certificateholders of such Series or Class to receive collections from, and to assert claims against, the Trust with respect to such Deposited Assets and any Credit Support. The rating is not a recommendation to purchase, hold or sell Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any Class or Classes of a given Series of Certificates may not be offered pursuant to this Prospectus, in which case such Class or Classes may or may not be rated in an investment grade catergory by a Rating Agency.

     Global Securities. Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Global Securities deposited with, or on behalf of, a Depository (as defined below) and will not be issued as individual definitive Certificates to the purchasers of such Certificates. Consequently, unless and until such individual definitive Certificates of a particular Series or Class are issued, such purchasers will not be recognized as Certificateholders under the Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of Certificateholders indirectly through the Depository and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Certificate to persons or entities that do not participate in the Depository's system, or to otherwise act with respect to such Certificate, may be limited. See "DESCRIPTION OF CERTIFICATES--GLOBAL SECURITIES" and any further description contained in the related Prospectus Supplement.

     Passive Nature of the Trust. The Trustee with respect to any Series of Certificates will hold the Deposited Assets for the benefit of the Certificateholders. Each Trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any Underlying Securities Issuer or the value of the Deposited Assets. Under certain circumstances the holdeers of the Certificates may direct the Trustee to dispose of the Underlying Securities or take certain other actions in respect of the Deposited Assets.

     The Prospectus Supplement for each Series of Certificates will set forth information regarding additional risk factors, if any, applicable to such Series (and each Class within such Series), including any risk factors applicable to the specific Underlying Securities, other Deposited Assets, and where a concentration of credit risk exists, the Underlying Securities Issuer.


                                 THE DEPOSITOR

     The Depositor is an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor was incorporated in the State of Delaware on July 30, 1996. The Depositor was organized for the purpose of acquiring Underlying Securities and issuing securities backed by such Underlying Securities. The Depositor anticipates that it will in many cases have acquired Underlying Securities indirectly through Morgan Keegan & Company, Inc., which is also an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor does not have, nor is it expected in the future to have, any significant assets. The Certificates do not represent an interest in or an obligation of the Depositor.

     The Depositor maintains its principal office at 50 North Front Street, Memphis, Tennessee 38103. Its telephone number is (901) 524-4100.

                                USE OF PROCEEDS

     Unless otherwise specified in the applicable Prospectus Supplement, the net proceeds to be received from the sale of each Series or Class of Certificates (whether or not offered hereby) will be used by the Depositor to purchase the related Deposited Assets and arrange certain Credit Support including, if specified in the related Prospectus Supplement, making required deposits into any reserve account or the applicable Certificate Account (as defined below) for the benefit of the Certificateholders of such Series or Class. Any remaining net proceeds, if any, will be used by the Depositor for general corporate purposes.

                            FORMATION OF THE TRUST

     The Depositor will assign the Deposited Assets for each Series of Certificates to the Trustee named in the applicable Prospectus Supplement, in its capacity as Trustee, for the benefit of the Certificateholders of such Series. See "DESCRIPTION OF THE TRUST AGREEMENT-ASSIGNMENT OF DEPOSITED ASSETS." The Trustee named in the applicable Prospectus Supplement will administer the Deposited Assets pursuant to the Trust Agreement and will receive a fee for such services (the "Trustee's Fee"). Any Administrative Agent named in the applicable Prospectus Supplement will perform such tasks as are specified therein and in the Trust Agreement and will receive a fee for such services (the "Administration Fee") as specified in the Prospectus Supplement. See "DESCRIPTION OF THE TRUST AGREEMENT--COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES" and "--RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT OF EXPENSES." The Trustee or an Administrative Agent, if applicable, will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets.

     Unless otherwise stated in the Prospectus Supplement, the Depositor's assignment of the Deposited Assets to the Trustee will be without recourse. To the extent provided in the applicable Prospectus Supplement, the obligations of an Administrative Agent so named therein with respect to the Deposited Assets will consist primarily of its contractual administrative obligations, if any, under the Trust Agreement, its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "DESCRIPTION OF THE TRUST AGREEMENT--ADVANCES IN RESPECT OF DELINQUENCIES," and its obligations, if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to which the documentation is materially defective. The obligations of an Administrative Agent, if any, named in the applicable Prospectus Supplement to make advances will be limited to amounts which any such Administrative Agent believes ultimately would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "DESCRIPTION OF THE TRUST AGREEMENT--ADVANCES IN RESPECT OF DELINQUENCIES."

     Unless otherwise provided in the related Prospectus Supplement, each Trust will consist of (i) such Deposited Assets, or interests therein, exclusive of any interest in such assets (the "Retained Interest") retained by the Depositor or any previous owner thereof, as from time to time are specified in the Trust Agreement; (ii) such assets as from time to time are identified as deposited in the related Certificate Account; (iii) property, if any, acquired on behalf of Certificateholders by foreclosure or repossession and any revenues received thereon; (iv) those elements of Credit Support, if any, provided with respect to any Class within such Series that are specified as being part of the related Trust in the applicable Prospectus Supplement, as described therein and under "DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT--CREDIT SUPPORT"; (v) the rights of the Depositor under the agreement or agreements entered into by the Trustee on behalf of the Certificateholders which constitute, or pursuant to which the Trustee has acquired, such Deposited Assets; and (vi) the rights of the Trustee in any cash advances, reserve fund or surety bond, if any, as described under "DESCRIPTION OF THE TRUST AGREEMENT--ADVANCES IN RESPECT OF DELINQUENCIES."

     In addition, to the extent provided in the applicable Prospectus Supplement, the Depositor will obtain Credit Support for the benefit of the Certificateholders of any related Series (or Class within such Series) of Certificates.

                       MATURITY AND YIELD CONSIDERATIONS

     Each Prospectus Supplement will, to the extent applicable, contain information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Underlying Securities with respect to the foregoing will, unless otherwise specified in the applicable Prospectus Supplement, affect the weighted average life of the related Series of Certificates.

     The effective yield to holders of the Certificates of any Series (and Class within such Series) may be affected by certain aspects of the Deposited Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. With respect to any Series of Certificates the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option, the yield to maturity of such Series (or Class within such Series) may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity thereof. A variety of tax, accounting, economic, and other factors will influence whether a corporate issuer exercises any right of redemption in respect of its securities. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of the Underlying Security Issuer will be repaid prior to its stated maturity.

     Unless otherwise specified in the related Prospectus Supplement, each of the Underlying Securities will be subject to acceleration upon the occurrence of certain

Underlying Security Events of Default (as defined below). The maturity and yield on the Certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Outstanding Debt Securities by the holders thereof. See "DESCRIPTION OF THE DEPOSITED ASSETS-UNDERLYING SECURITIES INDENTURE." If a Underlying Securities Issuer becomes subject to a bankruptcy proceeding, the timing and amount of payments with respect to both interest and principal may be materially and adversely affected. A variety of factors influence the performance of private debt issuers and correspondingly may affect a Underlying Securities Issuer's ability to satisfy its obligations under the Underlying Securities, including the company's operating and financial condition, leverage, and social, geographic, legal and economic factors.

     The extent to which the yield to maturity of such Certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

     The yield to maturity of any Series (or Class) of Certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such Certificates, to the extent that the Pass-Through Rate for such Series (or Class) is based on variable or adjustable interest rates. With respect to any Series of Certificates representing an interest in a pool of corporate debt securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such Certificates may affect the yield thereon.

     Additionally, if the Certificates are subject to optional redemption, and such right to cause an optional redemption of the Certificates is exercised, the Certificates will have a shorter maturity than if such right were not exercised. Furthermore, such right is likely to be exercised, if at all, at a time when the market value of the Underlying Securities has increased due to a declining interest rate environment. In such an environment, the interest rates available on potential reinvestment can be expected to be lower than the return that would have been earned over the remaining life of the Certificates if they had not been called.

     The Prospectus Supplement for each Series of Certificates will set forth additional information regarding yield and maturity considerations applicable to such Series (and each Class within such Series) and the related Deposited Assets, including the applicable Underlying Securities.

                          DESCRIPTION OF CERTIFICATES

     Each Series (or, if more than one Class exists, the Classes within such Series) of Certificates will be issued pursuant to a Trust Agreement and a separate series supplement thereto among the Depositor, the Administrative Agent, if any, and the Trustee named in the related Prospectus Supplement, a form of which Trust Agreement is attached as an exhibit to the Registration Statement. The provisions of the Trust Agreement (as so supplemented) may vary depending upon the nature of the Certificates to be issued thereunder and the nature of the Deposited Assets, Credit Support and related Trust. The following summaries describe certain provisions of the Trust Agreement which may be applicable to each Series of Certificates. The applicable Prospectus Supplement for a Series of Certificates will describe any provision of the Trust Agreement that materially differs from the description thereof contained in this Prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of Trust Agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the Certificates. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference. As used herein with respect to any Series, the term "Certificate" refers to all the Certificates of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

     A copy of the applicable series supplement to the Trust Agreement relating to each Series of Certificates issued from time to time will be filed by the Depositor as an exhibit to a Current Report on Form 8K to be filed with the Commission following the issuance of such Series.

GENERAL

     There is no limit on the amount of Certificates that may be issued under the Trust Agreement, and the Trust Agreement will provide that Certificates of the applicable Series may be issued in multiple Classes. The Series (or Classes within such Series) of Certificates to be issued under the Trust Agreement will represent the entire beneficial ownership interest in the Trust for such Series created pursuant to the Trust Agreement and each such Class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such Trust, all as identified and described in the applicable Prospectus Supplement. See "DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT - COLLECTIONS."

     Reference is made to the related Prospectus Supplement for a description of the following terms of the Series (and, if applicable, Classes within such Series) of Certificates in respect of which this Prospectus and such Prospectus Supplement are being delivered: (i) the title of such Certificates; (ii) the Series of such Certificates and, if applicable, the number and designation of Classes of such Series; (iii) certain information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related Trust by the Depositor (and, with respect to any Underlying Security which at the time of such deposit represents a significant portion of all such Deposited Assets and any related Credit Support, certain information concerning the terms of each such Underlying Security, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained);
(iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each Class thereof; (v) the dates on which or periods during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable;
(vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Certificateholders of each such Class); (vii) whether the Certificates of such Series or each Class within such Series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each such Class including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation thereof applicable to such Series or each Class within such Series, if variable (a "Variable Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such Series or Class will be distributable and the related Record Dates, if any; (viii) the option, if any, of the Depositor or Administrative Agent, if any, or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part; (ix) the rating of each Series or each Class within such Series offered hereby (provided, however, that one or more Classes within such Series not offered hereunder may be unrated or may be rated below investment grade); (x) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series or Class within such Series will be issuable; (xi) whether the Certificates of any Class within a given Series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof; (xii) whether the Certificates of such Series or any Class within such series are to be issued in the form of one or more Global Securities and, if so, the identity of the Depository (as defined below), if other than The Depository Trust Company, for such Global Security or Securities; (xiii) if a temporary Certificate is to be issued with respect to such Series or any Class within such Series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a definitive Certificate of such Series or Class will be credited to the account of the Persons entitled thereto on such Distribution Date; (xiv) if a temporary Global Security is to be issued with respect to such Series or Class, the terms upon which beneficial interests in such temporary Global Security may be exchanged in whole or in part for beneficial interests in a definitive Global Security or for individual Definitive Certificates (as defined below) of such Series or Class and the terms upon which beneficial interests in a definitive Global Security, if any, may be exchanged for individual Definitive Certificates of such Series or Class; (xv) if any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such Class; (xvi) all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of Certificateholders of such Series and each Class within such Series required with respect to certain actions by the Depositor or the applicable Administrative

Agent, if any, or Trustee under the Trust Agreement or with respect to the applicable Trust; and (xvii) any other terms of such Series or Class within such Series of Certificates not inconsistent with the provisions of the Trust Agreement relating to such Series.

     Unless otherwise indicated in the applicable Prospectus Supplement, Certificates of each Series (including any Class of Certificates not offered hereby) will be issued only as Registered Certificates in denominations of $1,000 and any integral multiple thereof and will be payable only in U.S. dollars.

     The United States Federal income tax consequences and ERISA consequences relating to any Series or any Class within such Series of Certificates will be described in the applicable Prospectus Supplement.

     Unless otherwise provided in the applicable Prospectus Supplement, Registered Certificates may be transferred or exchanged for like Certificates of the same Series and Class at the corporate trust office or agency of the applicable Trustee, subject to the limitations provided in the Trust Agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. The Depositor may at any time purchase Certificates at any price in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold or surrendered to the Trustee for cancellation of such Certificates.

DISTRIBUTIONS

     Distributions allocable to principal, premium (if any) and interest on the Certificates of each Series (and Class within such Series) will be made for such Certificates by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date").

     Unless otherwise provided in the applicable Prospectus Supplement and except as provided in the succeeding paragraph, distributions with respect to Certificates will be made at the corporate trust office or agency of the Trustee specified in the applicable Prospectus Supplement; provided, however, that any such amounts distributable on the final Distribution Date of a Certificate will be distributed only upon surrender of such Certificate at the applicable location set forth above.

     Unless otherwise specified in the applicable Prospectus Supplement, distributions on Registered Certificates in U.S. dollars will be made, except as provided below, by check mailed to the Registered Certificateholders of such Certificates (which, in the case of Global Securities, will be a nominee of the Depository); provided, however, that, in the case of a Series or Class of Registered Certificates issued between a Record Date (as defined below) and the related Distribution Dates, interest for the period beginning on the issue date for such Series or Class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will, unless otherwise specified in the applicable Prospectus Supplement, be distributed on the next succeeding Distribution Date to the Registered Certificateholders of the Registered Certificates of such Series or Class on the related Record Date. A Certificateholder of $10,000,000 or more in aggregate principal amount of Registered Certificates of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee for such Series not later than fifteen calendar days prior to the applicable Distribution Date. A Certificateholder shall provide appropriate wire transfer instructions to the Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     Except as otherwise specified in the applicable Prospectus Supplement, "Business Day" with respect to any Certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York and (ii) if the Pass-Through Rate for such Certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any Certificate means any day on which dealings in U.S. dollars are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a Series or Class of Registered Certificates shall be specified as such in the applicable Prospectus Supplement.

Interest on the Certificates

     General. Each Class of Certificates (other than certain Classes of Strip Certificates) of a given Series may have a different Pass-Through Rate, which may be a fixed or variable Pass-Through Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related Prospectus Supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable Prospectus Supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Certificates herein or in a Prospectus Supplement does not indicate that such Certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related Prospectus Supplement.

     Fixed Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date (or such earlier date as specified in the applicable Prospectus Supplement), or from the last date to which interest has been paid, at the fixed Pass-Through Rate stated on the face thereof and in the applicable Prospectus Supplement until the principal amount thereof is distributed or made available for repayment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus Supplement, the Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. Unless otherwise set forth in the applicable Prospectus Supplement, interest on each Series or Class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such Prospectus Supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

     Floating Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a variable Pass-Through Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date (or such earlier date as specified in the applicable Prospectus Supplement) to the first Interest Reset Date (as defined below) for such Series or Class at the Initial Pass-Through Rate set forth on the face thereof and in the applicable Prospectus Supplement. Thereafter, the Pass-Through Rate on such Series or Class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundreth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement, the Spread or Spread Multiplier on such Series or any such Class or Classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. The applicable Prospectus Supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate Certificate: (i) LIBOR (a "LIBOR Certificate"),
(ii) the Commercial Paper Rate (a "Commercial Paper Rate Certificate"), (iii) the Treasury Rate (a "Treasury Rate Certificate"), (iv) the Federal Funds Rate (a "Federal Funds Rate Certificate"), (v) the CD Rate (a "CD Rate Certificate") or (vi) such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such Prospectus Supplement and in such Certificate. The "Index Maturity" for any Series or Class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S Government Securities" published by the Federal Reserve Bank of New York.

     As specified in the applicable Prospectus Supplement, Floating Rate Certificates of a given Series or Class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable Prospectus Supplement ("Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any Series or Class of Floating Rate Certificates, the Pass-Through Rate applicable to any Series or Class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

     The Depositor will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Pass-Through Rates on each Series or Class of Floating Rate Certificates. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each Series or Class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given Series or Class.

     The Pass-Through Rate on each Class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such Class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable Prospectus Supplement. Interest Reset Dates with respect to each Series, and any Class within such Series of Floating Rate Certificates, will be specified in the applicable Prospectus Supplement; provided, however, that unless otherwise specified in such Prospectus Supplement, the Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final Distribution Date. If an Interest Reset Date for any Class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

     With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such Certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Prospectus Supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360, in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates and CD Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundreth of a unit (with .005 of a unit being rounded upward).

     Interest on any Series (or Class within such Series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

     Upon the request of the holder of any Floating Rate Certificate of a given Series or Class, the Calculation Agent for such Series or Class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

     (1) CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "CD Rate" for each Interest Reset Rate Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

       The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

       (2) Commercial Paper Rate Certificates. Each Commercial Paper Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15d(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotation under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotation, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

       "Money Market Yield" shall be a yield calculated in accordance with the following formula:

         Money Market Yield =  D X 360 X 100
                               -------------
                              360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

     The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

       (3) Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15 (519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate). Unless otherwise specified in the applicable Prospectus Supplement, in the case of a Federal Funds Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

     The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

     (4) LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, unless otherwise specified in the applicable Prospectus Supplement, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

          (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

          (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     (5) Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates--Treasury bills--auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate.)

     The "Treasury Rate Determination Date" for such Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest REset Period commencing in the next succeeding week. Unless otherwise specified in the applicable Prospectus Supplement, if an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

     The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

Principal of the Certificates

     Unless the related Prospectus Supplement provides otherwise, each Certificate (other than certain Classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related Trust. Unless otherwise specified in the related Prospectus Supplement, distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such Certificate of the Class or Classes entitled thereto (in the manner and priority specified in such Prospectus Supplement) until the aggregate Certificate Principal Balance of such Class or Classes has been reduced to zero. The outstanding Certificate Principal Balance of a Certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. Unless the related Prospectus Supplement provides otherwise, the initial aggregate Certificate Principal Balance of all Classes of Certificates of a Series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a Series and each Class thereof will be specified in the related Prospectus Supplement. Unless the Prospectus Supplement provides otherwise, distributions of principal of any Class of Certificates will be made on a pro rata basis among all the Certificates of such Class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.

Optional Redemption of Certificates

     If so specified in the Prospectus Supplement relating to a Series, one or more Classes of Certificates of any Series may be redeemed in whole at such time and under the circumstances and at the redemption prices set forth in such Prospectus Supplement. See also "DESCRIPTION OF THE TRUST AGREEMENT-- TERMINATION."

Global Securities

     Unless otherwise specified in the applicable Prospectus Supplement, all Certificates of a given Series (or, if more than one Class exists, any given Class within that Series) will, upon issuance, be represented by one or more Global Securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for Registered

Certificates denominated and payable in U.S. dollars), or such other depository identified in the related Prospectus Supplement (the "Depository"), and registered in the name of a nominee of the Depository. Global Securities may be issued in registered form and in either temporary or definitive form. Unless and until it is exchanged in whole or in part for the individual Certificates represented thereby (each a "Definitive Certificate"), a Global Security may not be transferred except as a whole by the Depository for such Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor of such Depository or a nominee of such successor.

     The Depository Trust Company has advised the Depositor as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with such Depository ("participants") in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. Such Depository's participants include securities brokers and dealers (including the Offering Agent), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own such Depository. Access to such Depository's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Depositor that it intends to follow such procedures.

     Upon the issuance of a Global Security, the Depository for such Global Security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Certificates represented by such Global Security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such Certificates, or, if such Certificates are offered and sold directly through one or more agents, by the Depositor or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or Persons that may hold beneficial interests through participants. Ownership of beneficial interests in a Global Security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository for such Global Security or by participants or Persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a Global Security.

     So long as the Depository for a Global Security, or its nominee, is the owner of such Global Security, such Depository or such nominee, as the case may be, will be considered the sole Certificateholder of the individual Certificates represented by such Global Security for all purposes under the Trust Agreement governing such Certificates. Except as set forth below, owners of beneficial interests in a Global Security will not be entitled to have any of the individual Certificates represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of any such Certificates and will not be considered the Certificateholder thereof under the Trust Agreement governing such Certificates. Because the Depository can only act on behalf of its participants, the ability of a holder of any Certificate to pledge that Certificate to persons or entities that do not participate in the Depository's system, or to otherwise act with respect to such Certificate, may be limited due to the lack of a physical certificate for such Certificate.

      Distributions of principal of (and premium, if any) and any interest on individual Certificates represented by a Global Security will be made to the Depository or its nominee, as the case may be, as the Certificateholder of such Global Security. None of the Depositor, the Administrative Agent, if any, the Trustee for such Certificates, any Paying Agent or the Certificate Registrar for such Certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

     The Depositor expects that the Depository for Certificates of a given Class and Series, upon receipt of any distribution of principal, premium or interest in respect of a definitive Global Security representing any of such Certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of such Depository. The Depositor also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

     If the Depository for Certificates of a given Class of any Series is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Depositor within ninety days, the Depositor will issue individual Definitive Certificates in exchange for the Global Security or Securities representing such Certificates. In addition, the Depositor may at any time and in its sole discretion determine not to have any Certificates of a given Class represented by one or more Global Securities and, in such event, will issue individual Definitive Certificates of such Class in exchange for the Global Security or Securities representing such Certificates. Further, if the Depositor so specifies with respect to the Certificates of a given Class, an owner of a beneficial interest in a Global Security representing Certificates of such Class may, on terms acceptable to the Depositor and the Depository for such Global Security, receive individual Definitive Certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of individual Definitive Certificates of the Class represented by such Global Security equal in principal amount to such beneficial interest and to have such Definitive Certificates registered in its name (if the Certificates of such Class are issuable as Registered Certificates). Individual Definitive Certificates of such Class so issued will be issued as Registered Certificates in denominations, unless otherwise specified by the Depositor, of $1,000 and integral multiples thereof.

     The applicable Prospectus Supplement will set forth any specific terms of the depository arrangement with respect to any Class or Series of Certificates being offered thereby to the extent not set forth or different from the description set forth above.

              DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

GENERAL

     Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Underlying Securities"), purchased by the Depositor (or an affiliate thereof) in the secondary market, and will not be acquired from the issuer thereof as part of any distribution by or agreement with such issuer, and assigned to a Trust as described in the applicable Prospectus Supplement. The Underlying Securities either will have been (a) previously registered under the Securities Act or (b) are eligible for sale under Rule 144(k). The Underlying Securities will represent direct obligations of one or more corporations, banking organizations or insurance companies organized under the laws of the United States or any state, which are subject to the informational requirements of the Exchange Act and which, in accordance therewith, file reports and other information with the Commission (with respect to each Underlying Security, a "Underlying Securities Issuer").

     This Prospectus relates only to the Certificates offered hereby and does not relate to the Underlying Securities. The following description of the Underlying Securities is intended only to summarize certain characteristics of the Underlying Securities the Depositor is permitted to deposit in a Trust and does not purport to be a complete description of any Underlying Security Prospectus and Underlying Security Indenture (as defined below). The Prospectus Supplement used to offer any Series of Certificates will contain a brief discussion of the business activities of each Underlying Securities Issuer and information concerning the market prices of the Underlying Securities.

UNDERLYING SECURITIES INDENTURE

     General. Unless otherwise specified in the related Prospectus Supplement each Underlying Security will have been issued pursuant to an agreement (each, a "Underlying Securities Indenture") between the Underlying Securities Issuer and a trustee (the "Underlying Securities Trustee"). Unless otherwise specified, the Underlying Securities Indenture and the Underlying Securities Trustee will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Underlying Securities Indenture will contain certain provisions required by the Trust Indenture Act.

     Certain Covenants. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any subsidiary's, ability to:

(i) consolidate, merge, or transfer or lease assets; (ii) incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets, or to incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien;
(iii) declare or pay any cash dividends, or make any distributions on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any. An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to certain exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

     The Underlying Securities Indenture related to one or more Underlying Securities included in a Trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Underlying Securities are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the Trust as a holder of the Underlying Securities against losses. The Prospectus Supplement used to offer any Series of Certificates will describe material covenants in relation to any Underlying Security which represents more than 10% of the total Underlying Securities (a "Concentrated Underlying Security") and, as applicable, will describe material covenants which are common to any pool of Underlying Securities.

     Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the Indenture trustee or the holders of not less than a specified percentage of the outstanding securities; (iii) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities; and (iv) certain events of insolvency or bankruptcy with respect to the Underlying Securities Issuer.

     Remedies. Indentures generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

     Each Underlying Securities Indenture may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Underlying Securities Indenture with respect to any Concentrated Underlying Security ("Underlying Security Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Underlying Security Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Underlying Securities, against losses. If a Underlying Security Event of Default occurs and the Trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of a Underlying Security and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

     Subordination. As set forth in the applicable Prospectus Supplement, certain of the Underlying Securities with respect to any Trust may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the Underlying Securities Issuer. With respect to Subordinated Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the Trust as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the Underlying Securities Issuer. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the Trust as a holder of Senior Underlying Securities would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the Prospectus Supplement used to offer any Series of Certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities, and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in a Trust comprised of a pool of securities.

     Secured Obligations. Certain of the Underlying Securities with respect to any Trust may represent secured obligations of the Underlying Securities Issuer ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations generally has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain certain provisions for release, substitution or disposition of collateral under certain circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of certain events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

     The Underlying Securities Indenture with respect to any Secured Underlying Security may include, some, all or none of the foregoing provisions or variations thereof. The Prospectus Supplement used to offer any Series of Certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of such Underlying Securities and the related collateral. With respect to any Trust comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable Prospectus Supplement will disclose certain general information with respect to such security provisions and the collateral.

PRINCIPAL ECONOMIC TERMS OF UNDERLYING SECURITIES

     Reference is made to the applicable Prospectus Supplement with respect to each Series of Certificates for a description of the following terms, as applicable, of any Concentrated Underlying Securities: (i) the title and series of such Underlying Securities, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the Underlying Securities Issuer; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any ("Underlying Securities Rate"); the date or dates from which such interest will accrue ("Underlying Securities Interest Accrual Periods"); and the dates on which such interest will be payable ("Underlying Securities Payment Dates"); (vii) the obligation, if any, of the Underlying Securities Issuer to redeem the Outstanding Debt Securities pursuant to any sinking fund or analogous provisions, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation;
(viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the Underlying Securities Issuer;
(ix) whether the Underlying Securities were issued at a price lower than the principal amount thereof; (x) material events of default or restrictive covenants provided for with respect to such Underlying Securities; (xi) the rating thereof, if any; and (xii) any other material terms of such Underlying Securities.

     With respect to a Trust comprised of a pool of Underlying Securities, the related Prospectus Supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (ii), (iii), (v), (vi), (vii),
(viii) and (ix) of the preceding paragraph and any other material terms regarding such pool of securities.

PUBLICLY AVAILABLE INFORMATION

     In addition to the foregoing, with respect to each Underlying Security the applicable Prospectus Supplement will disclose the identity of the applicable obligor and will describe the existence and type of certain information that is made publicly available by each obligor regarding such Underlying Security or Underlying Securities and will disclose where and how prospective purchasers of the Certificates may obtain such publicly available information with respect to each such obligor. Such publicly available information will typically consist of the quarterly and annual reports filed under the Exchange Act by such issuer with, and which are available from, the Commission. Copies of such reports may be inspected and copied at the Commission locations listed under "AVAILABLE INFORMATION" in this Prospectus.

     If the Underlying Securities Issuer ceases to file periodic reports under the Exchange Act, the Depositor, on behalf of the Trust, will continue to be subject to the reporting requirements of the Exchange Act and will provide financial and other information relating to such issuer directly in its reports to the Commission.

OTHER DEPOSITED ASSETS

     In addition to the Underlying Securities, the Depositor may also deposit into a given Trust, or the Trustee on behalf of the Certificateholders of a Trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related Prospectus Supplement, certain assets related or incidental to one or more of such Underlying Securities or to some other asset deposited in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, cash and assets ancillary or incidental to the foregoing or to the Underlying Securities (including assets obtained through foreclosure or in settlement of claims with respect thereto) and direct obligations of the United States (all such assets for any given Series, together with the related Underlying Securities, the "Deposited Assets"). The applicable Prospectus Supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Underlying Securities.

     Unless otherwise specified in the related Prospectus Supplement, the Deposited Assets for a given Series of Certificates and the related Trust will not constitute Deposited Assets for any other Series of Certificates and the related Trust and Certificates of each Class of a given Series possess an equal and ratable undivided ownership interest in such Deposited Assets. The applicable Prospectus Supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given Series may be beneficially owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series. In such event, the other Classes of such Series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

CREDIT SUPPORT

     As specified in the applicable Prospectus Supplement for a given Series of Certificates, the Trust for any Series of Certificates may include, or the Certificateholders of such Series (or any Class or group or Classes within such Series) may have the benefit of, Credit Support for any Class or group of Classes within such Series. Such Credit Support may be provided by any combination of the following means described below or any other means described in the applicable Prospectus Supplement. The applicable Prospectus Supplement will set forth whether the Trust for any Class or group of Classes of Certificates contains, or the Certificateholders of such Certificates have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element, including
(i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' equity or policyholders' surplus, if applicable, as of a date that will be specified in the Prospectus Supplement. Additionally, with respect to any obligor, or group of affiliated obligors, providing Credit Support for 10% or more of the aggregate principal amount of such Class or Classes, the Prospectus Supplement will include summarized financial statements of such entity and, with respect to any obligor, or group of affiliated obligors, providing Credit Support for 20% or more of the aggregate principal amount of such Class or Classes, the Prospectus Supplement will include audited financial statements of such entity.

     Subordination. As discussed below under "--COLLECTIONS," the rights of the Certificateholders of any given Class within a Series of Certificates to receive collections from the Trust for such Series and any Credit Support obtained for the benefit of the Certificateholders of such Series (or Classes within such Series) may be subordinated to the rights of the Certificateholders of one or more other Classes of such Series to the extent described in the related Prospectus Supplement. Such subordination accordingly provides some additional credit support to those Certificateholders of those other Classes. For example, if losses are realized during a given period on the Deposited Assets relating to a Series of Certificates such that the collections received thereon are insufficient to make all distributions on the Certificates of such Series, those realized losses would be allocated to the Certificateholders of any Class of any such Series that is subordinated to another Class, to the extent and in the manner provided in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, certain amounts otherwise payable to Certificateholders of any Class that is subordinated to another Class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--RESERVE ACCOUNTS" and in the related Prospectus Supplement.

     If so provided in the related Prospectus Supplement, the Credit Support for any Series or Class of Certificates may include, in addition to the subordination of certain Classes of such Series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Certificateholders of such Class or as otherwise specified in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the Classes of the Certificates of such Series.

     Letter of Credit; Surety Bond. The Certificateholders of any Series (or Class or group of Classes of Certificates within such Series) may, if specified in the applicable Prospectus Supplement, have the benefit of a letter or letters of credit (a "Letter of Credit") issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety Bond") issued by a surety company (a "Surety"). In either case, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to cause the Letter of Credit or the Surety Bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related Prospectus Supplement, the payment of such fees or premiums is otherwise provided for. The Trustee or such other person specified in the applicable Prospectus Supplement will make or cause to be made draws under the Letter of Credit or the Surety Bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable Prospectus Supplement. Any amounts otherwise available under the Letter of Credit or the Surety Bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable Prospectus Supplement will provide the manner, priority and source of funds by which any such draws are to be repaid.

     Unless otherwise specified in the applicable Prospectus Supplement, in the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to obtain or cause to be obtained a substitute Letter of Credit or Surety Bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any Letter of Credit Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such substitute Letter of Credit, Surety Bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the Letter of Credit or the Surety Bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original Letter of Credit or Surety Bond. A copy of any such Letter of Credit or Surety Bond will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of the issuance of the Certificates of the related Series.

     Reserve Accounts. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the Trustee) (a "Reserve Account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Account may be funded through application of a portion of collections received on the Deposited Assets for a given Series of Certificates, in the manner and priority specified in the applicable Prospectus Supplement. Amounts may be distributed to Certificateholders of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any such Reserve Account will not be deemed to be part of the related Trust Fund. A Reserve Account may provide coverage to more than one series of Certificates, if set forth in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee will have a perfected security interest for the benefit of the Certificateholders in the assets in the Reserve Account. However, to the extent that the Depositor, any affiliate thereof or any other entity has an interest in any Reserve Account, in the event of the bankruptcy, receivership or insolvency of such entity, there could be delays in withdrawals from the Reserve Account and the corresponding payments to the Certificateholders. Such delays could adversely affect the yield to investors on the related Certificates. Amounts deposited in any Reserve Account will be invested in certain permitted investments by, or at the direction of, the Trustee, the Depositor or such other person named in the related Prospectus Supplement.

COLLECTIONS

     The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Certificateholders of each Series of Certificates, to administer the related Deposited Assets, including making collections of all payments made thereon, depositing from time to time prior to any applicable Distribution Date such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each a "Certificate Account"). An Administrative Agent, if any is appointed pursuant to the applicable Prospectus Supplement, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the Certificates of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement. The applicable Prospectus Supplement will specify the collection periods, if applicable, and Distribution Dates for a given Series of Certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of Certificateholders for a particular Series or Class of Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Certificates, if applicable.

     The relative priorities of distributions with respect to collections from the assets of the Trust assigned to Classes of a given Series of Certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

                      DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

     The following summary of certain provisions of the Trust Agreement and the Certificates do not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

ASSIGNMENT OF DEPOSITED ASSETS

     At the time of issuance of any Series of Certificates, the Depositor will cause the Underlying Securities to be included in the related Trust, and any other Deposited Asset specified in the Prospectus Supplement, to be assigned to the related Trustee, together with all principal, premium (if any) and interest received by or on behalf of the Depositor on or with respect to such Deposited Assets after the cut-off date specified in the Prospectus Supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for certain assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Trust Agreement. Such schedule will include certain statistical information with respect to each Underlying Security and each other Deposited Asset as of the Cut-off Date, and with respect to each Concentrated Underlying Security, such schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or terms thereof, the rating, if any, thereof and certain other information with respect thereto.

     In addition, the Depositor will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the Trustee. The Trustee (or such custodian) will review such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders.

     With respect to certain types of Deposited Assets specified in the applicable Prospectus Supplement if and to the extent provided therein, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Administrative Agent, if any, and the Depositor, and the Administrative Agent, if any, and otherwise the Trustee shall immediately notify the relevant person who sold the applicable Deposited Asset to the Depositor (a "Deposited Asset Provider"). If and to the extent specified in the applicable Prospectus Supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of such notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of such notice, to repurchase the related Deposited Asset from the Trustee at the Purchase Price (as defined below) or provide a substitute for such Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the Administrative Agent, if any, or otherwise the Trustee is obligated to use its best efforts to enforce such obligation, neither such Administrative Agent nor the Deposited Asset Provider defaults on its obligation. Unless otherwise specified in the related Prospectus Supplement, when applicable, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, or failure to provide, a constituent document.

     Each of the Depositor and the Administrative Agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement. Upon a breach of any such representation of the Depositor or any such Administrative Agent, as the case may be, which materially and adversely affects the interests of the Certificateholders, the Depositor or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES

     General. With respect to any Series of Certificates the Trustee or such other person specified in the Prospectus Supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets and will follow or cause to be followed such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any Credit Support (collectively, the "Credit Support Instruments") and provided that, except as otherwise expressly set forth in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

     Sub-Administration. Any Trustee or Administrative Agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "Sub-Administrative Agent"), but the Trustee or Administrative Agent will remain obligated with respect to such obligations under the Trust Agreement. Each Sub-Administrative Agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the Trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable Sub-Administration Agreement (as defined below).

     The agreement between any Administrative Agent or Trustee and a Sub-Administrative Agent (a "Sub-Administration Agreement") will be consistent with the terms of the Trust Agreement and such assignment to the Sub-Administrator by itself will not result in a withdrawal or downgrading of the rating of any Class of Certificates issued pursuant to the Trust Agreement. With respect to any Sub-Administrative Agreement between an Administrative Agent and a Sub-Administrative Agent, although each such Sub-Administration Agreement will be a contract solely between such Administrative Agent and the Sub-Administrative Agent, the Trust Agreement pursuant to which a Series of Certificates is issued will provide that, if for any reason such Administrative Agent for such Series of Certificates is no longer acting in such capacity, the Trustee or any successor Administrative Agent must recognize the Sub-Administrative Agent's rights and obligations under such Sub-Administration Agreement.

     The Administrative Agent or Trustee, as applicable, will be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable, pursuant to the Trust Agreement with respect to the particular Series of Certificates is sufficient to pay such fees. However, a Sub-Administrative Agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related Prospectus Supplement. Each Sub-Administrative Agent will be reimbursed by the Administrative Agent, if any, or otherwise the Trustee for certain expenditures which it makes, generally to the same extent the Administrative Agent or Trustee, as applicable, would be reimbursed under the terms of the Trust Agreement relating to such Series. SEE "--RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT OF EXPENSES."

     The Administrative Agent or Trustee, as applicable, may require any Sub-Administrative Agent to agree to indemnify the Administrative Agent or Trustee, as applicable, for any liability or obligation sustained by the Administrative Agent or Trustee, as applicable, in connection with any act or failure to act by the Sub-Administrative Agent.

     Realization upon Defaulted Deposited Assets. Unless otherwise specified in the applicable Prospectus Supplement, as administrator with respect to the Deposited Assets, the Trustee, on behalf of the Certificateholders of a given Series (or any Class or Classes within such Series), will present claims under each applicable Credit Support Instrument, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the Trustee or Administrative Agent under any Credit Support Instrument are to be deposited in the Certificate Account for the related Trust, subject to withdrawal as described above.

     Unless otherwise provided in the applicable Prospectus Supplement, if recovery on a defaulted Deposited Asset under any related Credit Support Instrument is not available, the Trustee will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset, provided that, except as otherwise expressly provided in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable Prospectus Supplement, the Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT OF
  EXPENSES

  The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable Certificate Account or become a part of the related Trust. Unless otherwise provided in the applicable Prospectus Supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to Certificateholders on a pari passu basis.

     The applicable Prospectus Supplement will specify the Administrative Agent's, if any, and the Trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given Series of Certificates.

     If and to the extent specified in the applicable Prospectus Supplement, in addition to amounts payable to any Sub-Administrative Agent, the Administrative Agent, if any; and otherwise the Trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the Trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

ADVANCES IN RESPECT OF DELINQUENCIES

     Unless otherwise specified in the applicable Prospectus Supplement, the Administrative Agent, if any, specified therein will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the Certificateholders of the related Series of Certificates. However, to the extent provided in the applicable Prospectus Supplement, any such Administrative Agent will advance on or before each Distribution Date its own funds or funds held in the Certificate Account for such Series that are not part of the funds available for distribution for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period and were delinquent on the related Determination Date, subject to (i) any such Administrative Agent's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the Prospectus Supplement.

     Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of an Administrative Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any such advance will be reimbursable from any amounts in the Certificate Account for such Series to the extent that such Administrative Agent shall determine, in its sole judgment, that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by such Administrative Agent from excess funds in the Certificate Account for any Series, such Administrative Agent will replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations, if any, of an Administrative Agent to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE ADMINISTRATIVE AGENT AND THE DEPOSITOR

     An Administrative Agent, if any, for each Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative Agent for any such Series may be the Trustee, the Depositor, an affiliate of either thereof, are any third party and may have other normal business relationships with the Trustee, the Depositor or their affiliates.

     The Trust Agreement will provide that an Administrative Agent may resign from its obligations and duties under the Trust Agreement with respect to any Series of Certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any Class of Certificates of such Series or upon a determination that its duties under the Trust Agreement with respect to such Series are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor has assumed the Administrative Agent's obligations and duties under the Trust Agreement with respect to such Series.

     The Trust Agreement will further provide that neither such an Administrative Agent, the Depositor nor any director, officer, employee, or agent or the Administrative Agent or the Depositor will incur any liability to the related Trust or Certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Administrative Agent, the Depositor nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Trust Agreement will further provide that, unless otherwise provided in the applicable series supplement thereto, such an Administrative Agent, the Depositor and any director, officer, employee or agent of the Administrative Agent or the Depositor will be entitled to indemnification by the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Nothing contained in the Trust Agreement is in any way intended to be construed as a waiver, release, or alteration of a Certificateholder's rights against any person under the federal securities law. In addition, the Trust Agreement will provide that neither such an Administrative Agent nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the Trust Agreement or which in its opinion may involve it in any expense or liability. Each of such Administrative Agent or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. The applicable Prospectus Supplement will describe how such legal expenses and costs of such action and any liability resulting therefrom will be allocated.

     Any person into which an Administrative Agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an Administrative Agent is a part, or any person succeeding to the business of an Administrative Agent, will be the successor of the Administrative Agent under the Trust Agreement with respect to the Certificates of any given Series.

ADMINISTRATIVE AGENT TERMINATION EVENTS; RIGHTS UPON ADMINISTRATIVE AGENT TERMINATION EVENT

     Unless otherwise provided in the related Prospectus Supplement, "Administrative Agent Termination Events" under the Trust Agreement with respect to any given Series of Certificates will consist of the following: (i) any failure by an Administrative Agent to remit to the Trustee any funds in respect of collections on the Deposited Assets and Credit Support, if any, as required under the Trust Agreement, that continues unremedied for five days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Depositor, or to the Administrative Agent, the Depositor and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights (as defined below); (ii) any failure by an Administrative Agent duly to observe or perform in any material respect any of its other covenants or obligations under the Trust Agreement with respect to such Series which continues unremedied for thirty days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Depositor, or to the Administrative Agent, the Depositor and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an Administrative Agent indicating its insolvency or inability to pay its obligations. Any additional Administrative Agent Termination Events with respect to any given Series of Certificates will be set forth in the applicable Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series supplement to the Trust Agreement will specify as to each matter requiring the vote of holders of Certificates of a Class or group of Classes within a given Series, the circumstances and manner in which the Required Percentage (as defined below) applicable to each such matter is calculated. "Required Percentage" means, with respect to any matter requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of Certificates of a designated Class or group of Classes within such Series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series supplement to the Trust Agreement. "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the related Series allocated in the manner described in the related Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, so long as an Administrative Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates remains unremedied, the Depositor or the Trustee may, and at the direction of holders of such Certificates evidencing not less than the "Required Percentage-- Administrative Agent Termination" of the Voting Rights, the Trustee will, terminate all the rights and obligations of such Administrative Agent under the Trust Agreement relating to the applicable Trust and in and to the related Deposited Assets (other than any Retained Interest of such Administrative Agent), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of such Administrative Agent under the Trust Agreement with respect to such Series (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable to act, it may or, at the written request of the holders of such Certificates evidencing not less than the "Required Percentage-- Administrative Agent Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series. Pending such appointment, the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated). The Trustee and any such successor may agree upon the compensation be paid to such successor, which in no event may be greater than the compensation payable to such Administrative Agent under the Trust Agreement with respect to such Series.

     No Certificateholder will have the right under the Trust Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of breach and unless the holders of Certificates evidencing not less than the "Required Percentage-- Remedies" of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

MODIFICATION AND WAIVER

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement for each Series of Certificates may be amended by the Depositor and the Trustee with respect to such Series, without notice to or consent of the Certificateholders, for certain purposes including (i) to cure any ambiguity,
(ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the Prospectus Supplement, (iii) to add or supplement any Credit Support for the benefit of any Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently than any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders), (iv) to add to the covenants, restrictions or obligations of the Depositor, the Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions with respect to matters or questions arising under such Trust Agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce or withdraw the then current rating thereof, or (vi) to comply with any requirements imposed by the Code. Without limiting the generality of the foregoing, unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement may also be modified or amended from time to time by the Depositor, and the Trustee, with the consent of the holders of Certificates evidencing not less than the "Required Percentage--Amendment" of the Voting Rights of those Certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that in the event such modification or amendment would materially adversely affect the rating of any Series or Class by each Rating Agency, the "Required Percentage--Amendment" specified in the related series supplement to the Trust Agreement shall include an additional specified percentage of the Certificates of such Series or Class.

     Except as otherwise set forth in the applicable Prospectus Supplement, no such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any Certificate without the consent of the holder of such Certificate or
(ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

     Unless otherwise specified in the applicable Prospectus Supplement, holders of Certificates evidencing not less than the "Required Percentage--Waiver" of the Voting Rights of a given Series may, on behalf of all Certificateholders of that Series, (i) waive, insofar as that Series is concerned, compliance by the Depositor, the Trustee or the Administrative Agent, if any, with certain restrictive provisions, if any, of the Trust Agreement before the time for such compliance and (ii) waive any past default under the

Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such Certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

REPORTS TO CERTIFICATEHOLDERS; NOTICES

     Reports to Certificateholders. Unless otherwise provided in the applicable Prospectus Supplement, with each distribution to Certificateholders of any Class of Certificates of a given Series, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Depositor and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

          (i) the amount of such distribution to Certificateholders of such Class allocable to principal of or interest or premium, if any, on the Certificates of such Class; and the amount of aggregate unpaid interest as of such Distribution Date;

         (ii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related Prospectus Supplement;

        (iii) the amount of compensation received by the Administrative Agent, if any, and the Trustee for the period relating to such Distribution Date, and such other customary information as the Administrative Agent, if any, or otherwise the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns;

         (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

          (v) the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

         (vi) the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each Class of Certificates (including any Class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise; and

        (vii) as to any Series (or Class within such Series) for which Credit Support has been obtained, the amount of coverage of each element of Credit Support included therein as of the close of business on such Distribution Date.

     In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information set forth in subclauses (i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Administrative Agent or the Trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

     Notices. Unless otherwise provided in the applicable Prospectus Supplement, any notice required to be given to a holder of a Registered Certificate will be mailed to the last address of such holder set forth in the applicable Certificate Register.

EVIDENCE AS TO COMPLIANCE

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement will provide that commencing on a certain date and on or before a specified date in each year thereafter, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date) and that, on the basis of certain agreed upon procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in compliance with the terms of the Trust Agreement, except for such exceptions as such firm shall believe to be immaterial and such other exceptions and qualifications as shall be set forth in such report.

     The Trust Agreement will also provide for delivery to the Depositor, the Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

     Copies of the annual accountants' statement, if any, and the statement of officers of the Trustee may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

REPLACEMENT CERTIFICATES

     Unless otherwise provided in the applicable Prospectus Supplement, if a Certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable Trustee at the location specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable Trustee in connection therewith and the furnishing of such evidence and indemnity as such Trustee may require. Mutilated Certificates must be surrendered before new Certificates will be issued.

TERMINATION

     The obligations created by the Trust Agreement for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the related Certificate Account or by an Administrative Agent, if any, and required to be paid to them pursuant to the Trust Agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the Trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will any trust created by the Trust Agreement continue beyond the respective date specified in the related Prospectus Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices," and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

     Any such purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a Series of Certificates shall be made at a price approximately equal to the aggregate fair market value of all the assets in the Trust (as determined by the Trustee, the Administrative Agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the person entitled to effect such termination is subject to (i) the ability of the Trustee to pay the Certificateholders all amounts due under the related Trust Agreement, as specified in the related Prospectus Supplement and (ii) the aggregate principal balance of the outstanding Deposited Assets for such Series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that Series specified in the related Prospectus Supplement.

DUTIES OF THE TRUSTEE

     The Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, the Certificates of any Series or any Deposited Asset or related document and is not accountable for the use or application by or on behalf of any Administrative Agent of any funds paid to such Administrative Agent or its designee in respect of such Certificates or the Deposited Assets, or deposited into or withdrawn from the related Certificate Account or any other account by or on behalf of such Administrative Agent. If no Administrative Agent Termination Event has occurred and is continuing with respect to any given Series, the Trustee is required to perform only those duties specifically required under the Trust Agreement with respect to such Series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the Trust Agreement.

THE TRUSTEE

     The Trustee for any given Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee will be unaffiliated with, but may have normal banking relationships with, the Depositor, any Administrative Agent and their respective affiliates.

                              PLAN OF DISTRIBUTION

     Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of such Certificates and the proceeds to the Depositor from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Certificates may be listed, and the place and time of delivery of the Certificates to be offered thereby.

     If underwriters are used in the sale, Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States may include Morgan Keegan & Company, Inc., an affiliate of the Depositor. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase such Certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Certificates if any of such Certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Certificates may also be sold through agents designated by the Depositor from time to time. Any agent involved in the offer or sale of Certificates will be named, and any commissions payable by the Depositor to such agent will be set forth, in the applicable Prospectus Supplement. Unless otherwise indicated in the applicable Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

     If so indicated in the applicable Prospectus Supplement, the Depositor will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Certificates at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of Certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Depositor or its affiliates in the ordinary course of business.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor. Morgan Keegan & Company, Inc.'s participation, if any, in the offer and sale of Certificates complies with the requirements of Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

     If and to the extent required by applicable law or regulation, this Prospectus will be used by Morgan Keegan & Company, Inc., an affiliate of the Depositor, in connection with offers and sales related to market-making transactions in the Offered Certificates previously offered hereunder in transactions in which Morgan Keegan & Company, Inc. acts as principal. Morgan Keegan & Company, Inc. may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.

     As to each Series of Certificates, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Depositor or sold at any time to one or more purchasers.

                                LEGAL OPINIONS

     Certain legal matters with respect to the Certificates, including federal income tax consequences, will be passed upon for the Depositor and the underwriters by Chapman and Cutler, Chicago, Illinois or other counsel identified in the applicable Prospectus Supplement.

                                INDEX OF TERMS

Term                                                                        Page
Administration Fee............................................................ 9
Administrative Agent.......................................................... 1
Base Rate.................................................................... 16
Calculation Agent............................................................ 17
CD Rate Certificate.......................................................... 16
CD Rate Determination Date................................................... 18
Cede.......................................................................... 3
Certificate Account.......................................................... 34
Certificate Principal Balance................................................ 23
Certificateholders............................................................ 1
Certificates.................................................................. 1
Class......................................................................... 1
Commercial Paper Rate Certificate............................................ 16
Commercial Paper Rate Determination Date..................................... 19
Commission.................................................................... 2
Concentrated Underlying Security............................................. 27
Credit Support................................................................ 1
Credit Support Instruments................................................... 36
Cut-off Date................................................................. 35
Definitive Certificate....................................................... 24
Deposited Asset Provider..................................................... 35
Deposited Assets.......................................................... 1, 31
Depositor..................................................................... 1
Depository................................................................... 24
Determination Date........................................................... 14
Distribution Date............................................................. 2
Exchange Act.................................................................. 2
Federal Funds Rate Certificate............................................... 16
Federal Funds Rate Determination Date........................................ 20
Fixed Pass-Through Rate...................................................... 13
Fixed Rate Certificates...................................................... 15
Floating Rate Certificates................................................... 16
Global Security............................................................... 1
Interest Reset Date.......................................................... 17
Interest Reset Period........................................................ 17
Letter of Credit............................................................. 32
Letter of Credit Bank........................................................ 32
LIBOR Certificate............................................................ 16
LIBOR Determination Date..................................................... 21
Maximum Pass-Through Rate.................................................... 17
Minimum Pass-Through Rate.................................................... 17
Nonrecoverable Advance....................................................... 39

Original Issue Date.......................................................... 13
Outstanding Debt Securities.................................................. 28
participants................................................................. 24
Pass-Through Rate............................................................ 13
Prospectus Supplement......................................................... 1
Purchase Price............................................................... 45
Rating Agency................................................................. 7
Realized Losses.............................................................. 23
Registered Certificates....................................................... 1
Registration Statement........................................................ 2
Related Proceeds............................................................. 38
Reserve Account.............................................................. 33
Retained Interest............................................................ 10
Secured Underlying Securities................................................ 29
Securities Act................................................................ 2
Senior Underlying Securities................................................. 28
Series........................................................................ 1
Strip Certificates........................................................... 13
Stripped Interest............................................................ 15
Sub-Administration Agreement................................................. 36
Sub-Administrative Agent..................................................... 36
Subordinated Underlying Securities........................................... 28
Surety....................................................................... 32
Surety Bond.................................................................. 32
Treasury bills............................................................... 22
Treasury Rate Certificate.................................................... 16
Trust......................................................................... 1
Trust Agreement............................................................... 1
Trust Indenture Act.......................................................... 26
Trustee....................................................................... 1
Trustee's Fee................................................................. 9
Underlying Securities..................................................... 1, 26
Underlying Securities Indenture.............................................. 26
Underlying Securities Interest Accrual Periods............................... 29
Underlying Securities Issuer................................................. 26
Underlying Securities Payment Dates.......................................... 29
Underlying Securities Rate................................................... 29
Underlying Securities Trustee................................................ 26
Underlying Security Events of Default........................................ 28
Variable Pass-Through Rate................................................... 13

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     No dealer, salesperson or other person has been authorized to give any information or make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement.

                               _________________

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

                                                                            Page
Summary of Principal Economic Terms.........................................
Summary of Prospectus Supplement............................................
Formation of the Trust......................................................
Risk Factors................................................................
Description of the Deposited Assets.........................................
[Description of Credit Support].............................................
Yield on the Certificates...................................................
Description of the Certificates.............................................
Description of the Trust Agreement..........................................
Certain Legal Aspects of the Deposited Assets...............................
Federal Income Tax Consequences.............................................
State Tax Consequences......................................................
ERISA Considerations........................................................
Plan of Distribution........................................................
Ratings.....................................................................
Legal Opinions..............................................................
Index of Terms..............................................................

                                   PROSPECTUS

Prospectus Supplement.......................................................
Available Information.......................................................
Incorporation of Certain Information by Reference...........................
Reports to Certificateholders...............................................
Risk Factors................................................................
The Depositor...............................................................
Use of Proceeds.............................................................
Formation of the Trust......................................................
Maturity and Yield Considerations...........................................
Description of Certificates.................................................
Description of Deposited Assets and Credit Support..........................
Description of the Trust Agreement..........................................
Plan of Distribution........................................................
Legal Opinions..............................................................
Index of Terms..............................................................
                               _________________

     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the related Certificates, whether or not participating in the distribution thereof, may be required to deliver this Prospectus and the related Prospectus Supplement. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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                            $______________________


                             SOUTHPOINT STRUCTURED
                                 ASSETS, INC.



                        TRUST CERTIFICATES, SERIES ___


                              -------------------

                             PROSPECTUS SUPPLEMENT

                              -------------------


                                 [UNDERWRITER]

                             _____________, 199__

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Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                     Subject to Completion Dated ____, 1996
Prospectus Supplement
(To Prospectus Dated __________, 1996)

                     Trust Certificates, Series 1996 - [  ]
          $ [Notional Amount] [(Approximate)], Class     Certificates,
                      [   %] [Variable] Pass Through Rate
          $ [Notional Amount] [(Approximate)], Class    Certificates,
                      [   %] [Variable] Pass Through Rate
                       Southpoint Structured Assets, Inc.
                                   Depositor

     Each Trust Certificate Series 1996--[ ] offered hereby will consist of classes of Certificates, designated as Class Certificates[,] [and] Class Certificates [and list others], [all] of which [only the Class Certificates[,] [and] Class Certificates [and list others]] (collectively, the "Certificates") and will represent a fractional undivided beneficial interest in the Series 1996--[ ] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of [ ], between Southpoint Structured Assets, Inc. (the "Depositor") and [ ], as trustee (the "Trustee"), as supplemented by the Series 1996--[ ] Supplement dated as of [ ] (collectively, the "Trust Agreement"). The property of the Trust will consist in part of [$][ ] aggregate principal amount of [a [%][floating rate] [specify publicly issued debt security] due of [specify issuer]] [a pool of [%] [floating rate] publicly issued debt securities having a term of [not less than years and not more than years] issued by [the United States of America] [U.S. Government sponsored entity issuers] [Government Trust Certificates ("GTCs") [provided that such GTCs, together with any AID-Guaranteed Underlying Securities (as defined below), shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]] [obligations guaranteed by the United States Agency for International Development ("AID--GUARANTEED UNDERLYING SECURITIES") [provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]] [(other than the Retained Interest referred to herein)] (collectively, the "Underlying Securities"), and having the characteristics described herein under "DESCRIPTION OF THE DEPOSITED ASSETS." Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

     The Underlying Securities will be acquired by the Depositor and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders. [The Underlying Securities were issued and sold as part of an underwritten public offering in [ ].] The Underlying Securities are obligations of the Underlying Securities Issuer and [explain whether senior or subordinate, whether secured or unsecured and whether subject to any redemption or put rights]. [Describe any required principal payments of Underlying Securities.]

      Distributions on the Certificates will be made [monthly] [quarterly] [semi-annually] on [[ ] of each year] [to be conformed to interest payment dates for Underlying Securities], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [ ]. The last day on which distributions are scheduled to be made on the Certificates is [ ] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal on such Certificates or, to the extent specified herein, a pro rata share of any remaining Underlying Securities.

     [The Certificates are redeemable in whole on any Distribution Date on or after the _________________, 19__ Distribution Date at a price equal to par (the "Redemption Price") plus accrued and unpaid interest, upon exercise of the optional redemption right by the holder of the Call Warrant. See "RISK FACTORS-- MATURITY AND YIELD CONSIDERATIONS" and "DESCRIPTION OF THE CERTIFICATES-- OPTIONAL REDEMPTION" herein.]

     [The Certificates have been authorized for listing, upon official notice of issuance, with the [name of exchange].]

     See "RISK FACTORS" herein on page [_] to [_] and in the Prospectus on pages [*] to [*].

                          ---------------------------
     THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR OR ANY OF ITS RESPECTIVE AFFILIATES. THE CERTIFICATES DO NOT REPRESENT A DIRECT OBLIGATION OF THE UNDERLYING SECURITIES ISSUER OR ANY OF ITS AFFILIATES.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          ---------------------------
     The Underwriter has agreed to purchase the Certificates from the Depositor at [ ]% of the Certificate Principal Balance thereof ($[ ] aggregate proceeds to the Depositor, before deducting expenses estimated at $[ ]) plus accrued interest, if any, at the Pass-Through Rate calculated form [ ], 1996 (the "Expected Settlement Date"), subject to the terms and conditions set forth in the Underwriting Agreement referred to herein under "PLAN OF DISTRIBUTION."

     The Underwriter proposes to offer the Certificates from time to time for sale in negotiated transactions, at prices determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "PLAN OF DISTRIBUTION."

     The Certificates are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the [specify applicable classes] Certificates will be made in book-entry form through the facilities of The Depository Trust Company on or about the Expected Settlement Date.

                             [NAME OF UNDERWRITER]

                               __________, 1996

     As and to the extent described herein, collections received by the Trustee with respect to the Deposited Assets will be distributed to Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Class Certificates [and specify other classes].] As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class Certificates [and specify other classes] before such losses will be borne by the holders of the other classes of Offered Certificates [and the Class Certificates [and specify other classes]]. To the extent described herein, the relative priorities of each class of Certificates with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of the Certificates--Subordination."

     The Underlying Securities Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

     There is currently no secondary market for the Certificates, and there can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. See "Risk Factors" in the Prospectus.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

     The [specify applicable classes] Certificates initially will be represented by certificates registered in the name of CEDE & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of such Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Certificates only under the limited circumstances described herein. See "DESCRIPTION OF THE CERTIFICATES--DEFINITIVE CERTIFICATES."

     [IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED __________, 1996, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS and this prospectus supplement in full. In particular, investors should consider carefully the factors set forth under "Risk Factors" in the prospectus and in this Prospectus Supplement.

     Until ________, 1996, all Dealers effecting transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               TABLE OF CONTENTS

HEADING                                                          PAGE
SUMMARY OF PRINCIPAL ECONOMIC TERMS............................   S-6

   The Certificates............................................   S-6
   The Underlying Securities...................................   S-8
   Other Deposited Assets......................................   S-9

SUMMARY OF PROSPECTUS SUPPLEMENT...............................  S-10


FORMATION OF THE TRUST.........................................  S-14


RISK FACTORS...................................................  S-14


DESCRIPTION OF THE DEPOSITED ASSETS............................  S-15
   General.....................................................  S-15
   The Federal National Mortgage Association...................  S-19
   The Federal Home Loan Mortgage Corporation..................  S-19
   The Student Loan Marketing Association......................  S-20
   The Resolution Funding Corporation..........................  S-20
   The Federal Home Loan Banks.................................  S-21
   Tennessee Valley Authority..................................  S-22
   Federal Farm Credit Banks...................................  S-22
   Government Trust Certificates...............................  S-23
   AID-Guaranteed Underlying Securities........................  S-24

[DESCRIPTION OF CREDIT SUPPORT]................................  S-27

   The Letter of Credit........................................  S-27
   The Surety Bond.............................................  S-28
   Reserve Account.............................................  S-28

YIELD ON THE CERTIFICATES......................................  S-28


DESCRIPTION OF THE CERTIFICATES................................  S-29

   General.....................................................  S-29
   Definitive Certificates.....................................  S-30
   Distributions...............................................  S-30
   Optional Redemption.........................................  S-32
   Advances....................................................  S-33
   Restrictions on Transfer of the Class [E] Certificates......  S-33


DESCRIPTION OF THE TRUST AGREEMENT.............................  S-33

   General.....................................................  S-33
   The Trustee.................................................  S-34
   Events of Default...........................................  S-34
   Voting Rights...............................................  S-35
   Voting of Underlying Securities, Modification of Indenture..  S-35
   Termination.................................................  S-37

CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS..................  S-37


FEDERAL INCOME TAX CONSEQUENCES................................  S-37

   Grantor Trust Certificates..................................  S-38
   Income of Certificate Owners................................  S-38
   Bond Premium................................................  S-42
   Election to Treat All Interest as Original Issue Discount...  S-42
   Modification or Exchange of Underlying Securities...........  S-43
   Deductibility of Trust,s Fees and Expenses..................  S-43
   Purchase and Sale of a Certificate..........................  S-43
   Backup Withholding..........................................  S-44
   Foreign Certificate Owners..................................  S-44
   Partnership Certificates....................................  S-45
   Partnership Taxation........................................  S-46
   Discount and Premium........................................  S-46
   Modification or Exchange of Underlying Securities...........  S-47
   Tax Consequences of Other Assets Held by Trust..............  S-47
   Section 708 Termination.....................................  S-47
   Disposition of Certificates.................................  S-47
   Allocations Between Transferors and Transferees.............  S-48
   Section 754 Election........................................  S-48
   Administrative Matters......................................  S-49
   Tax Consequences to Foreign Certificate Owners..............  S-50

STATE TAX CONSEQUENCES.........................................  S-50

ERISA CONSIDERATIONS...........................................  S-50

PLAN OF DISTRIBUTION...........................................  S-52

RATINGS........................................................  S-53

LEGAL OPINIONS.................................................  S-54

INDEX OF TERMS.................................................  S-55

                      SUMMARY OF PRINCIPAL ECONOMIC TERMS

     The following summary of principal economic terms does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus, including under the headings "Description of the Certificates," "Description of the Underlying Securities" and "Description of Credit Support." Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

THE CERTIFICATES

The Trust.....................Series 1996-[ ] Trust. The Trust will be formed pursuant to the Trust Agreement dated as of [ ] (the "Base Trust Agreement"), between the Depositor and the Trustee, as supplemented by the Series 1996-[] Supplement dated as of the Expected Settlement Date (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement").

Certificates Offered..........Trust Certificates, Series 1996-[], consisting of
                              Class [] Certificates[,] [and] Class []
                              Certificates [and specify others](collectively, the "Certificates").

[Initial Certificate
Principal Balance]
[Notional Amount].............Class [ ]: [$] [ ].  Class [ ]: [$] [ ].

Final Distribution Date.......Class [ ]. Class [ ]. [The actual maturity of each
                              Class may be longer or shorter than the Final Distribution Date.]

Pass-Through Rates............[The Variable Pass-Through Rates applicable to the calculation of the interest distributable on any Distribution Date on the Certificates [(other than the Class [ ] Certificates)] are equal to [describe method for determining variable rates]. The initial

                              Variable Pass-Through Rates for the Class [ ] Certificates [,] [and] the Class [ ] Certificates [and specify others] are approximately ___%[,] [and] ___% [and ___%] per annum, respectively.] [The Pass-Through Rate applicable to the calculation of the interest distributable on any Distribution Date on the

                            [specify classes] Certificates is fixed at ___% [and ___%, respectively,] per annum.]

Deposited Assets............The Deposited Assets shall consist of the Underlying
                            Securities [and describe any assets which are ancillary or incidental to the Underlying Securities]. See "--THE UNDERLYING SECURITIES" [, "--OTHER DEPOSITED ASSETS"] and "DESCRIPTION OF THE DEPOSITED ASSETS" below.

Original Issue Date.........[ ].

Cut-off Date................[ ].

Distribution Date...........[ ], commencing [ ].

Record Date.................The [ ] day immediately preceding each Distribution
                            Date.

Denominations...............The Class [ ] Certificates [,] [and] Class [ ]
                            Certificates [and specify others] will be available for purchase in minimum denominations of [$] [ ] and [integral multiples thereof] [multiples of [$] [ ] in excess thereof].

Interest Accrual
Periods.....................[Monthly] [Quarterly] [Semi-annually] (or, in the case of the first Interest Accrual Period, from and including the [Original Issue Date] or [Cut-off Date] to but excluding the first Distribution Date).

[Optional Redemption........On any Distribution Date occurring on or after the
                            Distribution Date occurring in ___________, 19__, the Certificates may be redeemed by the Depositor, in whole only, at a price equal to the Redemption Price.]

[Redemption Price...........___________.]

Form of Security............Book-entry Certificates with The Depository Trust
                            Company ("DTC"), except in certain limited circumstances. See "DESCRIPTION OF THE CERTIFICATES --DEFINITIVE CERTIFICATES." Distributions thereon will be settled in [immediately available (same-day)][clearinghouse (next-day)] funds.

Trustee.....................[ ], as trustee.

Trustee Fee.................[$] payable by the Depositor on the Original Issue
                            Date.

Administrative Agent........[ ], as Administrative Agent.

Administrative Agent Fee....[$], payable by the Depositor on the Original Issue
                            Date.

Ratings.....................[ ] by [ ][and[ ] by [ ]]. [Specify specific ratings requirements for particular classes, including the extent to which the issuance of the Certificates of a given class is conditioned upon satisfaction of the ratings of each other class of Certificates.] See "RATINGS."

THE UNDERLYING SECURITIES

Underlying Securities.......[A [ ]%] [floating rate] [publicly issued [treasury]
                            [debt] security due [ ] [A pool of publicly issued [treasury securities] [debt securities of various United States government sponsored entities] [Government Trust Certificates ("GTCs") [provided that such GTCs, together with any AID-Guaranteed Underlying Securities (as defined below), shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]] [obligations guaranteed by the United States Agency for International Development ("AID-GUARANTEED UNDERLYING SECURITIES") [provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]], exclusive of the Retained Interest] [in/having] an aggregate principal amount of [$][ ].

[GSE Issuer]................[Specify issuer] [Pool of various U.S. government sponsored entity issuers].

Underlying Securities
Original Issue Date.........[ ].

Underlying Securities
Final Payment Date..........[ ].

Amortization................[Describe amortization schedule, if any].

Denominations......................  The Underlying Securities are available in minimum denominations of [$] [_] and [integral multiples
                                     thereof] [multiples of [$][_] in excess thereof].

Underlying Securities
Payment Dates......................  [_], commencing [_].

Underlying Securities Rate.........  [ % per annum.] [A [Weighted Average] rate per annum equal to [specify interest rate formula for debt
                                     security].]

Underlying Securities
Interest Accrual Periods...........  [Monthly] [Quarterly] [Semi-annually].

Priority...........................  [Describe senior or subordinated status of Underlying
                                     Securities].

Security...........................  [Describe existence of any security for obligations or state that Underlying Securities are unsecured].

Redemption/Put/Other Features......  [Describe existence of any redemption, put or other material features applicable to the Underlying
                                     Securities].

Form of Underlying Securities......  Book-entry debt securities with [DTC] [Federal
                                     Reserve Bank] [listed on the [New York] [American]
                                     Stock Exchange [specify other listing]].

[Fiscal Agent].....................  [_]. [The Underlying Securities have not been issued pursuant to [an indenture and no trustee is provided
                                     for.] [_] acts as fiscal agent for the Outstanding Debt
                                     Securities pursuant to an agreement dated as of [_],
                                     19[_] (the "Fiscal Agency Agreement"), between the
                                     Fiscal Agent and the GSE Issuer.

Ratings of the Underlying
Securities.........................  [_] by [_] [and [_] by [_]]. See "DESCRIPTION OF THE
                                     UNDERLYING SECURITIES--RATINGS OF UNDERLYING SECURITIES."

OTHER DEPOSITED ASSETS

     [Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset.]

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus.

Depositor.................... Southpoint Structured Assets, Inc. (the
                              "Depositor"), an indirect wholly-owned subsidiary of Morgan Keegan, Inc. See "The Depositor" in the Prospectus.

Certificates................. The Certificates, each of which represents a fractional undivided beneficial interest in the Trust, will be issued pursuant to the Trust Agreement. The Certificates will consist of [ ] classes, designated as Class [ ] Certificates [and] [,] Class [ ] Certificates [and [specify other classes]], [all] of which [all but the Class
                              [ ] Certificates] are being offered hereby
                              (collectively, the "Certificates").

                              The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal. The Certificate Principal Balance of a Certificate will decline to the extent distributions allocable to principal are made to such holder. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify].

                              Reference to the Notional Amount of the Class [ ] Certificates is solely for convenience in determining the basis on which distributions on the Class [ ] Certificates are calculated [and determining the relative voting rights of Certificateholders of Class [ ] Certificates for purposes of voting on a class-by-class basis or otherwise]. The Notional Amount does not represent the right to receive any distributions allocable to principal.]

                              [The Class [ ] Certificates, which are not being offered hereby, have in the aggregate an initial Certificate Principal Balance of [$][ ] (approximate) and a [Variable] Pass-Through Rate [of ___%]. The Class [ ] Certificates represent the right to receive distributions in respect of their Certificate Principal Balance and interest thereon at their applicable Pass-Through Rate.] Shortfalls in collections with respect to the Deposited Assets will be allocated solely to the Class [ ] Certificates to the extent provided herein and, thereafter, will be allocated among the Certificates and the Class [ ] Certificates, as provided herein. [The Class [ ] Certificates will be transferred by the Depositor to an affiliate on or about ________, 1996 (the "Closing Date"), and may be sold at any time in accordance with any restrictions in the Trust Agreement.]]

The Underlying Securities...  Interest on the Underlying Securities accrues at the Underlying Securities Rate for each Underlying Securities Accrual Period and is payable on each Underlying Securities Payment Date. The entire principal amount of the Underlying Securities will be payable on the Underlying Securities Final Payment Date. [The Underlying Securities have a remaining term to maturity of approximately years.] [As of the Cut-off Date, the pool of Underlying Securities has a weighted average interest rate of [%] and a weighted average remaining term to maturity of approximately ___ years. Approximately [%] [specify if greater than 10%] of such Underlying Securities consist of debt securities of [specify U.S. government sponsored entity or agency].

                              [Name such obligor] is a [U.S. government-sponsored entity][specify other] whose principal executive offices are located at [specify address]. The obligor [makes available to the public upon request certain annual financial and other information]. See "DESCRIPTION OF THE DEPOSITED ASSETS."

[Other Deposited
Assets and Credit Support...  The Deposited Assets will also include [describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars] (such assets, together with the Underlying Securities, the "Deposited Assets"). See "DESCRIPTION OF THE DEPOSITED ASSETS."

                              The Certificateholders of the [specify particular classes] Certificates will have the benefit of [describe credit support] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, including providing certain coverage with respect to losses thereon.]

Distributions...............  Holders of the Certificates will be entitled to receive on each Distribution Date, to the extent of available funds on such Distribution Date, after payment of the expenses of the Trustee and its respective agents up to the Allowable Expense Amount, (i) [in the case of each class of Certificates other than the Class [ ] Certificates,] distributions allocable to interest at the applicable Pass-Through Rate on the applicable Certificate Principal Balance, (ii) [in the case of each class of Certificates other than the Class [ ] Certificates,] distributions allocable to principal and (iii) [in the case of each class of Certificates other than the Class
                              [ ] Certificates,] distributions allocable to premium (if any) in an amount equal to all payments of premium (if any) received on the Underlying Securities for the applicable Collection Period. Distributions will be made to Certificateholders only if, and to the extent that, payments are made with respect to the Deposited Assets or are otherwise covered by any Credit Support. [The holders of the Class [ ] Certificates will be entitled to receive on each Distribution Date distributions allocable to interest in an amount equal to [describe Stripped Interest].] [The holders of the Class [ ] Certificates will not be entitled to receive any distributions allocable to principal or premium (if any).] See "DESCRIPTION OF THE CERTIFICATES--DISTRIBUTIONS."

Special Distribution Dates..  If a payment with respect to the Underlying
                              Securities is made to the Trustee after the Underlying Securities Payment Date on which such payment was due, then the Trustee shall distribute any such amount received on the next occurring Business Day (a "SPECIAL DISTRIBUTION DATE") as if such funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be [five Business Days (as such term is defined in the Prospectus, "BUSINESS DAY") prior to the day on] which the related payment was received from the Underlying Securities Trustee.

[Subordination................As and to the extent described herein, the rights of the holders of the Class [] Certificates [and specify other classes] to receive distributions of principal, premium (if any), and interest with respect to the Deposited Assets will be subordinated to the rights of the holders of the other classes of Certificates with respect to losses attributable to principal, premium (if any) and interest realized on a Deposited Asset (such losses, "Realized Losses"). See "DESCRIPTION OF THE CERTIFICATES--ALLOCATION OF LOSSES; SUBORDINATION."]

[Optional Termination.........At its option, the [Depositor] may purchase all the Deposited Assets in the Trust, and thereby cause the termination of the Trust and early retirement of the Certificates, on any Distribution Date on which the aggregate principal amount of the Deposited Assets remaining in the Trust is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date. [Specify any other purchase or repurchase option of the Depositor.]

                              See "DESCRIPTION OF THE TRUST AGREEMENT--
                              TERMINATION" herein and in the Prospectus.]

Federal Income
Tax Consequences..............In the opinion of tax counsel to the Trust, the
                              Trust will be classified for Federal income tax purposes [as a grantor trust] [as a partnership] and not as an association taxable as a corporation. See "FEDERAL INCOME TAX CONSEQUENCES."

Ratings.......................It is a condition to the issuance of the
                              Certificates that the Certificates have the ratings specified above under "SUMMARY OF PRINCIPAL ECONOMIC TERMS--THE CERTIFICATES-- RATINGS." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors [or whether investors in the Class [E] Certificates may fail to recover fully their initial investment]. See "RATINGS."

ERISA Considerations..........An employee benefit plan subject to the Employee
                              Retirement Income Security Act of 1974, as amended ("ERISA"), and an individual retirement account (each, a "Plan") may purchase Certificates of any class if either (i) the Depositor is able to confirm the existence of at least 100 independent purchasers of such class or (ii) the Plan can represent that its purchase of the Certificates would not be prohibited under ERISA or the Code. See "ERISA CONSIDERATIONS."

                             FORMATION OF THE TRUST

     The Trust will be formed pursuant to the Trust Agreement (including the Series [ ] Supplement) between the Depositor and the Trustee. Concurrently with the execution and delivery of the Series [ ] Supplement, the Depositor will deposit the Underlying Securities in the Trust. The Trustee, on behalf of the Trust, will accept such Underlying Securities and will deliver the Certificates to or upon the order of the Depositor.

     The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor).
The Underlying Securities will not be acquired from any GSE Issuer as part of any distribution by or pursuant to any agreement with such issuer. [No] [The] GSE Issuer is [not] participating in this offering and [none] will [not] receive any of the proceeds of the sale of the Underlying Securities to the Depositor or the issuance of the Certificates. [Neither the Depositor nor any of its affiliates participated in the initial public offering of the Underlying Securities] [Morgan Keegan & Company, Inc., an affiliate of the Depositor, participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].

                                  RISK FACTORS

     [Describe risk factors applicable to the specific Underlying Securities, other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield on the Certificates, risks associated with any concentration of credit, and risks associated with the Deposited Assets (including any material risks as a result of the inclusion in the Deposited Assets of GTCs or AID-Guaranteed Underlying Securities) and the terms thereof, as described elsewhere herein.] See "Risk Factors" and "Maturity and Yield Considerations" in the Prospectus.

     [The Underlying Securities are not guaranteed by the federal government or any agency or instrumentally thereof, other than the Underlying Securities Issuer.]

                      DESCRIPTION OF THE DEPOSITED ASSETS

GENERAL

     This Prospectus Supplement sets forth certain relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities. This Prospectus Supplement relates only to the Certificates offered hereby and does not relate to the Deposited Assets. All disclosure contained herein with respect to the Underlying Securities is derived from publicly available documents. [Identify publicly available documents]. Although the Depositor has no reason to believe the information concerning the Underlying Securities, or any GSE Issuer in the Underlying Securities Prospectus[es] [and other publicly available information] is not reliable, neither the Depositor nor any of the Underwriters has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. There can be no assurance that events affecting the Underlying Securities or a GSE Issuer have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of the publicly available documents described above.


     [The Underlying Securities will be deposited into the Trust subject to the right of the holder of the Retained Interest to receive on each Distribution Date from payments received on the Underlying Securities, a distribution equal to [%] per annum multiplied by the principal amount of the Underlying Securities (the "Interest Strip"). The right of the holder of the Retained Interest to receive the Interest Strip is of equal priority with the rights of the Certificateholders to receive distributions of interest on the Certificates.]

     [Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

     [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [treasury securities] [and] [publicly issued debt securities of U.S. government-sponsored entities][Government Trust Certificates ("GTCs")[provided that such GTCs, together with any AID-Guaranteed Underlying Securities (as defined below), shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any series of Certificates]][obligations guaranteed by the United States Agency for International Development ("AID-GUARANTEED UNDERLYING SECURITIES")[provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]]. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

     The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                 Composition of the Underlying Securities Pool
                            as of the Cut-Off Date

Number of Underlying Securities:
Aggregate Principal Balance:              [$]
Average Principal Balance:                [$]
Largest Balance:                          [$]
Weighted Average Interest Rate:                              %
Weighted Average Original Term to Maturity:              years
Weighted Average Remaining Term to Maturity:             years
Longest Remaining Term to Maturity:                      years

                        Distribution by Ratings of the
               Underlying Securities Pool as of the Cut-Off Date

                                                             Percent of
                                         Aggregate           Aggregate
Rating                  Number       Principal Balance   Principal Balance

                     _____________     _____________       _____________

 Total               =============     =============       =============

                   Distribution by Remaining Term to Maturity
            of the Underlying Securities Pool as of the Cut-Off Date

                                                            Percent of
Remaining Term to                        Aggregate          Aggregate
    Maturity            Number       Principal Balance   Principal Balance


                     _____________     ______________      _____________

 Total               =============     ==============      =============

                      Distribution by Interest Rate of the
               Underlying Securities Pool as of the Cut-off Date

                                                                   Percent of
                                              Aggregate            Aggregate
    Rating                  Number        Principal Balance    Principal Balance

% to %                                    [$]                                 %

Greater than           %  ____________     ________________     ______________

                                          [$]                              100%

    Total              ===============       ============       ==============

     The Underlying Securities consist of [treasury securities] [debt securities of U.S. government-sponsored entities] [GTCs [provided that such GTCs, together with any AID-Guaranteed Underlying Securities, shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]] [AID-Guaranteed Underlying Securities [provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates]]. As of the Cut-off Date, [all of] [approximately
    % of] such Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and, based on publicly available information, no obligor on any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors--Ratings of the Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.

     [The following is a summary of the typical Underlying Security Events of Default for each series of Outstanding Debt Securities. Any additional Underlying Security Events of Default unique to a Concentrated Underlying Security have been described following the summary:

            (a) failure to make payments of principal (and premium, if any) and interest to holders of the Outstanding Debt Securities when the same shall be due;

            (b) material breaches of certain representations, warranties or covenants or failure to observe or perform in any material respect any covenant or agreement continuing for a specified period of time after notice thereof is given to the GSE

     Issuer by the holders of not less than a specified percentage of the Outstanding Debt Securities;

            (c) certain events of bankruptcy or insolvency relating to the GSE Issuer[; and

            (d) describe any additional common events of default with respect to the pool of Underlying Securities].]

     As of the Cut-off Date, [all of] [approximately ___% of] the Underlying Securities were [subject to [describe any put, call or other conversion or redemption options applicable to the Underlying Securities]] [and [all of]
[approximately    % of] the Underlying Securities were [describe the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured) and describe commonalities with respect to any subordination or security provisions or collateral.]]

     The pool of Underlying Securities, together with any other assets described below and any Credit Support described under "Description of Credit Support," represent the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

     [Use the following with respect to each obligor the Underlying Securities of which represent more than 10% of the total Underlying Securities available to make distributions in respect of the Certificates -- only a single obligor is referred to for purposes of this section of the form of Prospectus Supplement.]

     [A significant portion of] [Virtually all of] [All of] the Deposited Assets of the Trust will consist of the [___%] [floating rate] [specify publicly issued debt security] due of [specify issuer][, exclusive of the interest therein retained by [the Depositor] as described below (the "Retained Interest")], having an aggregate principal amount outstanding as of the Cut-off Date of approximately [$] (the "Underlying Securities"). The Underlying Securities (other than Underlying Securities which are issued by the United States of America) will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from [name such obligor] or pursuant to any distribution by or agreement with [name such obligor]. [Describe any put, call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing debt security comprising [ %] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and, based on publicly available information, the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors -- Ratings of the

Certificates" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.

[THE FEDERAL NATIONAL MORTGAGE ASSOCIATION

     The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. 1716 et seq. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgaged-backed securities ("MBS"). Fannie Mae receives guaranty fees for its guaranty of timely payments of principal of and interest on MBS. Fannie Mae issues MBS primarily in exchange for pools of mortgage loans from lenders. The issuance of MBS enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

     Fannie Mae prepares an Information Statement annually which describes Fannie Mae, its business and operations and contains Fannie Mae's audited financial statements. From time to time Fannie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from Paul Paquin, Senior Vice President--Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (telephone: (202) 752-7115). Fannie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

[THE FEDERAL HOME LOAN MORTGAGE CORPORATION

     The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low- and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac consists of the purchase of first lien, conventional, residential mortgages and participation interests in such mortgages from mortgage lending institutions and the resale of the mortgages so purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities. Mortgages retained by Freddie Mac are financed with short-and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

    Freddie Mac prepares an Information Statement annually which describes Freddie Mac, its business and operations and contains Freddie Mac's audited financial statements. From time to time Freddie Mac prepares supplements to is Information Statement which include certain unaudited financial date and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing or calling Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, telephone (800) 333-3672; within Washington, D.C. metropolitan area, telephone (703) 759-8160). Freddie Mac is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

[THE STUDENT LOAN MARKETING ASSOCIATION

     The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965,as amended, to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan ("FFEL") program and the Health Education Assistance Loan Program. Under the Higher Education Act, Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interest in, or otherwise deal in, student loans, including, but not limited to, loans insured under the FFEL program, and to make commitments for any of the foregoing. Sallie Mae is also authorized to buy, sell, hold, underwrite and otherwise deal in obligations of eligible lenders, if such obligations are issued by such eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act of other federal enactments.

     Sallie Mae prepares an Information Statement annually which describes Sallie Mae, its business and operations and contains Sallie Mae's audited financial statements. From time to time Sallie Mae prepares supplements to its Information Statement which include certain unaudited financial date and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Corporate and Investor Relations Division of Sallie Mae at 1050 Thomas Jefferson Street, N.W., Washington, D.C. 20007, telephone (202) 298-3010. Sallie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

[THE RESOLUTION FUNDING CORPORATION

     The Resolution Funding Corporation (REFCORP") is a mixed-ownership government corporation established by Title V of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (the "FIRRE Act"). The sole purpose of the

REFCORP is to provide financing for the Resolution Trust Corporation (the "RTC"). REFCORP is to be dissolved, as soon as practicable, after the maturity and full payment of all obligations issued by it. REFCORP is subject to the general oversight and direction of the Oversight Board, which is comprised of the Secretary of the Treasury, the Chairman of the Federal Reserve Board of Governors, the Secretary of Housing and Urban Development and two independent members from different political parties to be appointed by the President with the advice and consent of the Senate. The day-to-day operations of REFCORP are under the management of a three-member Directorate comprised of the Director of the Office of Finance of the FHLBs and two members selected by the Oversight Board from among the presidents of twelve FHLBs.

     The RTC was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions pursuant to policies established by the Oversight Board. The RTC is to manage and resolve cases for which a receiver or conservator was appointed between January 1, 1989 through August 9, 1992. The RTC is authorized to issue nonvoting capital certificates to REFCORP in exchange for the funds transferred from REFCORP to the RTC. The RTC will terminate on or before December 31, 1996. the FIRRE Act limits the aggregate principal amount of interest bearing obligations which may be issued by REFCORP to $30 billion, which amount of obligations was issued in 1989. Pursuant to the FIRRE Act, the net proceeds of these obligations are used to purchase nonvoting capital certificates issued by the RTC or to retire previously issued REFCORP obligations.

     Information concerning REFCORP may be obtained from the Resolution Funding Corporation, Suite 850, 655 Fifteenth Street, N.W., Washington, D.C. 20005. REFCORP is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934.]

[THE FEDERAL HOME LOAN BANKS

     The Federal Home Loan Banks constitute a system of twelve federally chartered corporations (collectively, the FHLBS). The mission of each FHLB is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the FHLBs is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the FHLBs. The FHLBs are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United States government, but obligations of the FHLBs are not obligations of the United States government.

     The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the FHLBs. Questions regarding the Federal Home Loan Banks Combined Financial Statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board, 1777 F Street, N.W., Washington, D.C. 20006, (202) 406-2901. Copies of the Financial Reports will be furnished upon request to the Capital Markets Divisions, Office of Finance.]

[TENNESSEE VALLEY AUTHORITY

     TVA is a wholly owned corporate agency and instrumentality of the United States of America established pursuant to the Tennessee Valley Authority Act of 1933, as amended the ("TVA Act"). TVA's objective is to develop the resources of the Tennessee Valley region in order to strengthen the regional and national economy and the national defense. The programs of TVA consist of power and nonpower programs. For the fiscal year ending September 30, 1994, TVA received $140 million in congressional appropriations from the federal government for the nonpower programs. The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program.

     TVA prepares an Information Statement annually which describes TVA, its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902, Attention: Vice President and Treasurer, or by calling (615) 632-3366.]

[FEDERAL FARM CREDIT BANKS

     The Farm Credit System is a nationwide system of lending institutions and affiliated service and other entities (the "System"). Through its Banks ("FCBs") and related associations, the System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, certain farm-related businesses, agricultural and aquatic cooperatives and rural utilities. System institutions are federally chartered under the Farm Credit Act of 1971, as amended (the "Farm Credit Act"), and are subject to regulation by a Federal agency, the Farm Credit Administration (the "FCA"). The FCBs and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lead to the agricultural sector in addition to other sectors of the economy, under the Farm Credit Act the System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to certain related businesses. Moreover, the System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

     The System obtains funds for its lending operations primarily from the sale of debt securities issued under Section 4.2(d) of the Farm Credit Act ("Systemwide Debt Securities"). The FCBs are jointly and severally liable on all Systemwide Debt Securities. Systemwide Debt Securities are issued by the FCBs through the Federal Farm Credit Banks Funding Corporation, as agent for the FCBs (the "Funding Corporation"). Each FCB determines its participation in each issue of Systemwide Debt Securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to FCA approval.

     Important information regarding the FCB's and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Funding Corporation. This information consists of the most recent Farm Credit System Annual Information Statement and any Quarterly Information Statements issued subsequent thereto (collectively, "Information Statements") and certain press releases issued from time to time by the Funding Corporation. Such information and the Farm Credit System Annual Report to Investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, Investment Banking Services Department, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302; Telephone: (201) 200-8000. Upon request, the Funding Corporation will furnish, without charge, copies of the above information.]

[GOVERNMENT TRUST CERTIFICATES

     Government Trust Certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "Notes"), payable in U.S. Dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "DSAA"), of the due and punctual payment of 90% of all payments of principal and interest due on the Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or agencies thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the Notes.

     Many issuances of GTCs were undertaken pursuant to Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay certain eligible high-interest loans made by the Federal Financing Bank (the "FFB") under the Foreign Military Sales ("FMS") Credit Program. The Appropriations Acts permit prepayment of the FMS loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than ninety percent (90%) of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act, as amended (the "AECA"). It is a condition to the issuance of Certificates under such program that the DSAA approve the refinancing of any such FMS loan.

     Although 90% of all payments of principal and interest on the Notes are guaranteed by the United States government or agencies thereof, and 10% of such payments are secured by securities of the United States government or agencies thereof, the GTCs themselves are not so guaranteed. In the event of a default on the Notes, the trustee of the Trust would be required by the operative documents to make a claim against the United States government or an agency thereof or would be required to liquidate the collateral securing the Notes.

     Payments Under the Guaranty. If the borrower under the Notes (the "Borrower") fails to deposit with the related trustee (the "Trustee") all amounts due on the Notes on any Notes payment date (each, a "Note Payment Date"), the Trustee will first notify the Borrower and, one business day thereafter, will send a notice to the Director of the DSAA and to the related depositary (the "Depositary") setting forth the amounts due on the Notes on such Note Payment Date and the amounts, if any, received from the Borrower. On the [11th calendar day] following the Note Payment Date, if any amounts due on a Note remain unpaid, the Trustee will demand payment from DSAA on the applicable Guaranty in accordance with its terms. On the day the Trustee receives such payment, it will instruct the Depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the Note.

     On the occurrence of an Event of Default (as defined in the related Loan Agreement), the Trustee in its discretion may proceed to protect and enforce the rights of the GTC holders under the Declaration of Trust by a suit, action or other proceeding. As provided in the Loan Agreement, the Guaranty and the Depositary Agreement, the Trustee has the legal power to exercise all the rights, powers and privileges of a holder of the Note.

     The Trustee is required to take all necessary action, as permitted by the Declaration of Trust and applicable law (i) to enforce payments due from DSAA under the Guaranty and (ii) to take possession of collateral maturing or paying interest on or prior to the Note payment date on which default occurred, and to apply such funds in accordance with the Declaration of Trust for the benefit of holders of GTCs. The Trustee is required to notify the Borrower upon taking the foregoing actions. Neither the Trust holding a Note nor DSAA has the right to accelerate payment of the Note, notwithstanding any failure of the Borrower to make payment on the Note or other Event of Default with respect to the Note.

     [The applicable Prospectus Supplement will specify, to the extent GTCs are included as Underlying Securities, the waiting period that must elapse before reimbursement for a default on the Notes, and the delay between payment on the Notes and payment on the GTCs that is built into the GTCs to protect against a delay in reimbursement.

     In addition, the related Prospectus Supplement will specify, to the extent applicable: (i) the aggregate principal amount of such GTCs; (ii) the coupon, if any, borne by such GTCs; (iii) the stated maturity of each GTC; (iv) the identity of each underlying obligor; and (v) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation.]]

[AID-GUARANTEED UNDERLYING SECURITIES

     General. AID-Guaranteed Underlying Securities consist of notes, bonds, credit facilities and other debt instruments which are issued or arranged by intermediary financial institutions ("IFIs") and guaranteed in whole or in part by AID. Most AID guarantees are established under the auspices of the Private Sector Investment Program (the "Investment Program"), created in 1983 under
Section 108 of the Foreign Assistance Act of 1961 and administered by AID. The Investment Program seeks to promote sustainable economic development by strengthening the private sector in developing countries, primarily through the facilitation of small business financing needs. In 1988 Congress provided the Investment Program with loan guarantee authority, and guarantees have become the Investment Program's principal financing instrument. AID guarantees are backed by the full faith and credit of the United States government.

     AID Housing Guaranty Program. The Housing Guaranty Program (the "Housing Program") is administered by the AID Office of Housing and Urban Programs. The Housing Program facilitates collaboration between AID and host-country housing institution borrowers in both the public and private sectors. Under the Housing Program AID participates in the planning, structuring and execution of a housing or shelter finance program. Through the conclusion of "implementation Agreements" the Housing Program aids developing countries in securing favorable terms in U.S. capital markets for a U.S. government-guaranteed loan.

     Payments under the AID Guarantees. Pursuant to the Fiscal Agency Agreement, if the Borrower does not deposit with the Fiscal Agent thereunder at or before 12 o'clock noon, New York City time, on any date on which a payment of principal, interest or maturity amount on the guaranteed AID-Guaranteed Underlying Securities is due (each, an "AID-Guaranteed Underlying Security Payment Date"), immediately available funds in an amount sufficient to pay in full any interest and principal, and any maturity amount, due on such AID-Guaranteed Underlying Security Payment Date with respect to the guaranteed AID-Guaranteed Underlying Securities, the Fiscal Agent, acting on behalf of the holders of the guaranteed AID-Guaranteed Underlying Securities, is obligated to make a demand upon AID, not late than 2 o'clock p.m., New York City time, on such AID-Guaranteed Underlying Security Payment Date for payment pursuant to the Guarantees.

     Pursuant to the Guarantees, AID is required, not later than three (3) Business Days following receipt of such demand, to pay to the demanding AID-Gauranteed Underlying Securityholders the applicable Guaranteed Amount.

     Upon receipt by the Fiscal Agent of payments from AID pursuant to the Guarantees, the Fiscal Agent will be required, if such payments are received at or prior to 12 o'clock noon, New York City time, on any Business Date, to remit such payments to the registered holders of the guaranteed AID-Guaranteed Underlying Securities entitled thereto on such Business Day and, if such payments are received after such time, to remit such payments to such registered holders on the next such Business Day.

     Each AID-Guaranteed Underlying Securityholder is deemed by the acceptance of a guaranteed AID-Guaranteed Underlying Security to have irrevocably appointed the Fiscal Agent as its agent for the purpose of making a demand for payment upon AID pursuant to the Guarantees and receiving any payments to an AID-Guaranteed Underlying Securityholder by AID pursuant to the Guarantees. The Regulations also provide that any AID-Guaranteed Underlying Securityholder may make demand for payment on AID under a Guarantee on its own behalf immediately upon the failure of the Borrower to make any payment when due under such AID-Guaranteed Underlying Securityholder's guaranteed AID-Guaranteed

Underlying Security. All payments made by AID to the Fiscal Agent pursuant to the Guarantees will be held in trust by the Fiscal Agent solely for the benefit of the registered holders of the guaranteed AID-Guaranteed Underlying Securities until remitted to such holders. AID will be discharged from its obligations to make a payment pursuant to the Guarantees upon the making of such payment to the Fiscal Agent on behalf of the AID-Guaranteed Underlying Securityholders, provided that such discharge will be effective only as to such payment and to the extent of the amount of such payment.

     Events of Default. As provided by the terms of each AID-Guaranteed Underlying Security, an Event of Default will be deemed to have occurred if the borrower fails to make any payment on such AID-Guaranteed Underlying Security on the applicable Payment Date. On the occurrence of an Event of Default, the trustee of such AID-Guaranteed Underlying Security (the "Underlying Trustee") or the Trustee may make demand on AID under the Guarantees. However, none of the Fiscal Agent, the Trustee or AID may accelerate payment of any AID-Guaranteed Underlying Security, notwithstanding any failure of the borrower to make payment on the AID-Guaranteed Underlying Securities.

     [The related Prospectus Supplement will specify, to the extent applicable:
(i) the aggregate principal or notional principal amount of such AID-Guaranteed Underlying Securities; (ii) the coupon, if any, borne by such AID-Guaranteed Underlying Securities; (iii) the stated maturity of each underlying obligation;
(iv) the identity of each underlying obligor; (v) the credit characteristics of such obligor; (vi) the rating, if any, assigned to each such obligor, whether an actual or a shadow rating; (vii) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation; and (viii) the identity of the Fiscal Agent.]

     The Federal Credit Reform Act of 1990, Pub. Law 101-508 (the "Credit Reform Act"), provides that payments in respect of loan guarantee commitments made on or after October 1, 1991, including the guarantee commitments made by AID under the Guarantees, will be made by the U.S. Treasury from a "financing account" established under Section 502(7) of the Credit Reform Act. Section 505(c) of the Credit Reform Act authorizes the Secretary of the Treasury to lend or pay to the financing account such amounts as may be necessary to make any payments required to discharge loan guarantee obligations and commitments in the event funds in the financing account are insufficient.]

     The Trust will have no other significant assets [other than any Credit Support or those assets referred to below] from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of Certificateholders to receive distributions in respect of the Certificates will depend [almost] entirely on the Trust's receipt of payments on the foregoing Underlying Securities from [name such obligor]. Prospective purchasers of the Certificates should consider carefully [name such obligor]'s financial condition and its ability to make payments in respect of such Underlying Securities. This Prospectus Supplement relates only to the Certificates being offered hereby and does not relate to the Underlying Securities of [name such obligor]. All information contained in this Prospectus Supplement regarding [name such obligor] is derived from the publicly available documents described in the preceding paragraph.

     The Deposited Assets will also include [describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash or other security pledged to support the Underlying Securities; include the financial information of any counterparty to such agreements; and, describe any risk associated therewith] (such assets, together with the Underlying Securities, the "Deposited Assets").

                        [DESCRIPTION OF CREDIT SUPPORT]

     For the benefit [solely] of the [Offered] [Class [ ] Certificates [and the Class [ ] Certificates]], Credit Support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[THE LETTER OF CREDIT

     Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the Letter of Credit from [ ] (the "Letter of Credit Bank") in favor of the Trustee on behalf of the Certificateholders. The Letter of Credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. The maximum amount that the Trustee may draw under the Letter of Credit will initially be equal to [$]. The initial amount of the Letter of Credit will be [$]. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal [the lesser of (i) % of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date) but in any event not less than [$], and (ii) the amount of the Letter of Credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The Letter of Credit expires on _____________, 19__. The Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Letter of Credit Bank to the extent of any amounts owing, in the manner and priority specified herein.]

     [Add language regarding the Letter of Credit Bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank. In addition, to the extent that the Letter of Credit will cover payment of 10% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the Letter of Credit Bank and audited financial statements to the extent that it covers 20% or more.]]


[THE SURETY BOND

     Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the Surety Bond from [_] (the "Surety") in favor of the Trustee on behalf of the Certificateholders. The Surety Bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered] Class [_]] Certificates. The Surety Bond expires on , 19__. The Trustee will be obligated, in the event of a drawing on the Surety Bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Surety to the extent of any amounts owing, in the manner and priority specified herein.

     [Add language regarding the issuer of the Surety Bond with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the Surety. In addition, to the extent that the Surety Bond will cover payment of 10% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the issuer of the Surety Bond and audited financial statements to the extent that it covers 20% or more.]]

[RESERVE ACCOUNT

     The Depositor will deposit with the Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of [$]. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts so deposited in such Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Depositor].]

                           YIELD ON THE CERTIFICATES

     [Describe factors relating to the Deposited Assets, the terms thereof and the manner and priority in which collections thereon are allocated to the Certificateholders of each class of the Certificates, as described elsewhere herein.] See "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will consist of [ ] classes of Certificates, designated as Class [ ] [,] [and] Class [ ] [and Class [ ]] Certificates. The Certificates represent in the aggregate the entire beneficial ownership interest in the related Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [%] [Variable] Pass-Through Rate. [The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] (approximate) and a [ %] [Variable] Pass-Through Rate. [The Class [ ] Certificates, which are not being offered hereby, will be transferred by the Depositor to an affiliate on the Closing Date, and may be sold at any time by the Depositor in accordance with the terms of the Trust Agreement.]

     The Certificates [(other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of [$ ] and [integral multiples thereof] multiples of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balances, as applicable, of [$ ] and integral multiples thereof, except that one Certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$ ] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

     The Certificates [(other than the Definitive Classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below. The Depositor has been informed by DTC that DTC's nominee will be CEDE & Co. ("CEDE"). No holder of any such Certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under "--Definitive Certificates." Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions by Certificateholders with respect to any such Certificates shall refer to actions taken by DTC upon instructions from its Participants. See "--Definitive Certificates" below and "Description of Certificates--Global Securities" in the Prospectus.

     Under the rules, regulations and procedures creating and effecting DTC and its operations, DTC will take action permitted to be taken by a Certificateholder under the Trust Agreement only at the direction of one or more Participants to whose DTC account such Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of Certificates evidence such Voting Rights, authorize divergent action.

DEFINITIVE CERTIFICATES

     Definitive Certificates will be issued to Certificate Owners or their nominees, respectively, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of Certificates [(other than the Definitive Classes)] and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificates representing the Certificates [(other than the Definitive Classes of Certificates)] and receipt of instructions for re-registration, the Trustee will reissue such Certificates as Definitive Certificates issued in the respective principal amounts owned by the individual owners of such Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Trust Agreement.

DISTRIBUTIONS

     Collections on the Deposited Assets that are received by the Trustee for a given Collection Period pursuant to the collection procedures described herein and in the Prospectus and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

            (i) to the Trustee, all unpaid fees and expenses of the Trustee and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;

            (ii) [to the providers of Credit Support ("Credit Support Providers"), any amounts required to be paid or reimbursed to, or deposited with, any such person (collectively, "Credit Support Payments");

            (iii) to the Certificateholders of each Class of such Series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment of Required Principal and third, to the payment of Required Premium, in each case applicable to such Class, commencing with the most highly ranked Class and, to the extent Available

     Funds remain available, to each other Class in accordance with the ranking specified herein under "--ALLOCATION OF LOSSES; SUBORDINATION";

          [(iii)] to the Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid pursuant to clause
     (i) above;

          [(iv)]   all remaining amounts, if any, to the Depositor].

     There can be no assurance that collections received from the Deposited Assets and any applicable Credit Support relating to the Certificates over a specified period will be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the Certificateholders of the Certificates. To the extent Available Funds are insufficient to make any such distributions due to any such Series or Class, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

     For purposes hereof, the following terms have the following meanings:

     "Allowable Expense Amount" means, for any given Collection Period, the sum of (X) [$] and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.

     "Available Funds" for any Distribution Date means the sum of (a) all amounts received on or with respect to the Deposited Assets (including investment income on Eligible Investments) received during the preceding Collection Period [,] [and] (b) amounts available as of such Distribution Date pursuant to the Credit Support described herein [and (c) any additional amount that the [Depositor] may remit to the Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds].

     "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

     "Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such Certificates, as specified in the Trust Agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the business day prior to the next succeeding Distribution Date.

     ["Interest Strip" allocable to the Retained Interest for any Distribution Date means accrued and unpaid interest on the outstanding principal balance of the Certificates, computed at an annual rate of [%].]

     "Required Interest" for the Certificates or any Class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such Certificates, computed at the applicable Pass-Through Rate.

     "Required Premium" for the Certificates or any Class thereof for any Distribution Date means an amount equal to the product of (a) the required Principal for such Certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

     "Required Principal" for the Certificates or any Class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such Certificates. The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Trust and any Credit Support obtained for the benefit of such holder. The Certificate Principal Balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal.]

     [Notwithstanding the priorities described above, holders of the Class [ ] Certificates and the Class [ ] Certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class
[ ] Certificates and the Class [ ] Certificates, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[OPTIONAL REDEMPTION

     On each Distribution Date, or the next succeeding Business Day if such Distribution Date is not a Business Day, on or after the Distribution Date in [__, 199_], the Certificates may be redeemed by the Trust at the request of the Depositor at a price of [%] (the "Redemption Price"). In addition, the Certificateholders shall be entitled to receive interest up to, but not including, the Redemption Date.]

[ADVANCES

     Subject to the following limitations, the Trustee will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Certificate Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Administrative Fee (as defined herein) attributable to fees and expenses of the Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

     Advances are required to be made only to the extent they are deemed by the Trustee to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Trustee will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

     All Advances will be reimbursable to the Trustee from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Deposited Asset that are deemed by the Trustee to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the

     Trustee out of any funds in the Certificate Account allocable to any of the Deposited Assets prior to the distributions on the Certificates. In the event that the Trustee fails in its obligation to make any such Advance, the Trustee may be obligated to make any such Advance, to the extent provided in the Trust Agreement.]

[RESTRICTIONS ON TRANSFER OF THE CLASS [ ] CERTIFICATES

     Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA CONSIDERATIONS."]

                      DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

     The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the Registration Statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Depositor with the Commission following the issuance and sale of the Certificates. The Trust created under the Trust Agreement (including the Series 1996-[ ] Supplement) will consist of (i) the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust), (ii) all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[,] [and] [(iii) any Credit Support in respect of any class or classes of Certificates] [and (iv) the rights of the Depositor under the Purchase Agreement between the Depositor and the Seller]. [In addition, the Certificateholders of the Certificates may also have the benefit of certain Credit Support discussed above. See "Description of Credit Support."] Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

THE TRUSTEE

     [ ], a [ ] corporation, will act as trustee for the Certificates and the Trust pursuant to the Trust Agreement. The Trustee's offices are located at [ ] and its telephone number is [ ].

     The Trust Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

EVENTS OF DEFAULT

     An event of default with respect to any class of Certificates under the Trust Agreement (an "Event of Default") will consist of [(i) a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period); (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable; and (iii) the occurrence and continuance of such other events specified in the applicable series supplement.] [Describe remedies available to Certificateholders upon the occurrence and continuance of all Event of Default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

     The Trust Agreement will provide that, within 30 days after the occurrence of an Event of Default in respect of the Certificates of any class, the Trustee will give notice to the holders of such Certificates [and the holder of the Retained Interest], transmitted by mail, of all such uncured or unwaived Events of Default known to it. However, except in the case of an Event of Default relating to the payment of principal of or premium, if any, or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the Certificates of such class [and the holder of the Retained Interest].

     No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) such holder previously has given to the Trustee written notice of a continuing breach, (ii) the holders of Certificates of such Series evidencing not less than the "Required Percentage--Remedies" specified in the applicable series supplement of the aggregate Voting Rights of such Series have requested in writing that the Trustee institute such proceeding in its own name as Trustee, (iii) such holder or holders have offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such Series evidencing not less than the Required Percentage--Remedies of the aggregate Voting Rights of such Series.

VOTING RIGHTS

     [At all times,] [Subject to the succeeding paragraph,] [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates and [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective Certificates. [Specify whether and under what circumstances voting will be class-by-class.]

     [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.]

     [Specify the rights, if any, of the holder of the Retained Interest to consent to certain actions.]

VOTING OF UNDERLYING SECURITIES, MODIFICATION OF INDENTURE

     The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by [DTC] [Federal Reserve Bank] and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from [DTC] [Federal Reserve Bank], the [Fiscal Agent] or the GSE Issuer for its consent to any amendment, modification or waiver of the Underlying Securities or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each

Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances and Notional Amounts of the Certificates, as applicable) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust as a grantor trust for Federal income tax purposes, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of an event of default with respect to the Underlying Securities or an event which with the passage of time would become an event of default and with the unanimous consent of all Outstanding Certificates and the holder of the Retained Interest] or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Underlying Securities and only with the consent of Certificateholders representing 100% of the aggregate voting rights of each outstanding Class of the Certificates [and the holder of the Retained Interest]. The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

     In the event that an offer is made by the GSE Issuer to issue new obligations in exchange and substitution for any of the Underlying Securities, pursuant to a plan for the refunding or refinancing of the Outstanding Debt Securities or any other offer is made for the Underlying Securities, the Trustee shall notify the Certificateholders [and the holder of the Retained Interest] of such offer as promptly as practicable. The Trustee must reject any such offer unless an event of default under the Underlying Securities has occurred, the Trustee is directed by the affirmative vote of all of the Certificateholders [and the holder of the Retained Interest] to accept such offer and the Trustee has received the tax opinion described above.

     If an event of default under the Underlying Securities occurs and is continuing and if directed by all the holders of outstanding Class [ ] Certificates [and Class [ ] Certificates,] [and the holder of the Retained Interest,] the Trustee shall vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Underlying Securities, the Certificateholders' interests of each Class may differ and the interests of either Class may differ from holders of other Outstanding Debt Securities.

TERMINATION

     [The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in "Description of Certificates--Termination" in the Prospectus.] [Describe additional termination provisions.] The Depositor will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Depositor at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Depositor exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding Certificate Principal Balance or Notional Amount, as applicable, plus with respect to the Certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be, plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocation method if different from above.] In no event will the Trust created by the Trust Agreement for the Certificates continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust Agreement. See "Description of Certificates--Termination" in the Prospectus.

                 CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

     [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the Certificateholders of the security interest, if any, securing such Deposited Assets.]

                        FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of certain material Federal income tax consequences of the purchase, ownership and disposition of the Certificates by an initial holder of Certificates. This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all Federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary is generally limited to investors who will hold the Certificates as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and who do not hold their Certificates as part of a "straddle," a "hedge" or a "conversion transaction." Investors should consult their own tax advisors to determine the Federal, state, local and other tax consequences of the purchase, ownership and disposition of the Certificates.

     The Trust will be provided with an opinion of Chapman and Cutler, Chicago, Illinois, special Federal tax counsel to the Depositor ("Federal Tax Counsel") regarding certain Federal income tax matters discussed below. An opinion of Federal Tax Counsel, however, is not binding on the Internal Revenue Service (the "Service") or the courts. Prospective investors should note that no rulings have been or will be sought from the Service with respect to any of the Federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions.

[GRANTOR TRUST CERTIFICATES

     In the opinion of Federal Tax Counsel, the Trust will be classified as a grantor trust and not as an association taxable as a corporation for Federal income tax purposes. Accordingly, in the opinion of Federal Tax Counsel, each owner of a Certificate (a "Certificate Owner") will be subject to Federal income taxation as if it owned directly the portion of the Deposited Assets allocable to such Certificates, and as if it paid directly its share of reasonable expenses paid by the Trust. The following discussion assumes that the Underlying Securities were not issued with original issue discount ("OID") and, accordingly, the Certificate owners will not realize OID except with respect to a "stripped interest" (as defined below).

INCOME OF CERTIFICATE OWNERS

     In General. A Certificate Owner will allocate the amount it pays for its Certificate among each Underlying Security and each of the Deposited Assets in the Trust in proportion to their relative fair market values on the date of purchase of the Certificate in order to determine its initial tax basis for the pro rata portion of each Underlying Security and Deposited Asset held by the Trust. A Certificate Owner would calculate separately its income, gain, loss or deduction realized with respect to each such asset.

     The Federal income tax treatment of a holder of Certificates will depend upon whether the interest in the Underlying Securities represented by a Certificate will be considered to be a "stripped bond" or "stripped coupon" (together a "stripped interest") within the meaning of Section 1286 of the Code. A Certificate will not be considered to represent a stripped interest in the Underlying Securities to the extent the Certificate is entitled to receive a proportionate amount of all principal of a particular maturity represented by the Underlying Securities and all interest relating thereto. A Certificate will be considered to represent a stripped interest in the Underlying Securities if the Certificate is entitled to receive less than all of the interest on a particular maturity represented by the Underlying Securities or if the Certificate is entitled to receive all or part of the interest on a particular maturity represented by the Underlying Securities but no principal on the Underlying Securities. In addition, if a Certificate is entitled to receive interest and principal on a particular maturity represented by the Underlying Securities, but the interest it is entitled to receive on a particular maturity represented by the Underlying Securities is disproportionately more than the principal it is entitled to receive on a particular maturity represented by the Underlying Securities, it could be argued (based on the preamble to Treas. Reg. Section 1.1286-1 discussed below under "Tax Treatment of Certificates to the Extent They are Stripped Interests") that the Certificates represents (a) an interest in a particular maturity represented by the Underlying Securities that is not a stripped interest to the extent it represents a proportional amount of all the principal and interest on a particular maturity represented by the Underlying Securities and (b) a stripped interest in a particular maturity represented by the Underlying Securities to the extent of any additional interest to which it is entitled on a particular maturity represented by the Underlying Securities. If a Certificate represents in part a stripped interest and in part not a stripped interest, such interests will be treated as two separate items for tax purposes and a purchaser of Certificates will be required to allocate its purchase price among the two items (as well as any other Deposited Assets) in proportion to their relative fair market values on the date of purchase.

     Tax Treatment of Certificates to the Extent They Are Not Stripped Interests. To the extent a Certificate does not represent a stripped interest in a particular maturity represented by the Underlying Securities, each Certificate Owner will be required to report on its Federal income tax return, in a manner consistent with its method of accounting, its proportional share of the gross income of the Trust, including interest on and other amounts with respect to the corresponding Underlying Security, income derived from the other Deposited Assets held by the Trust, any gain or loss upon collection or disposition of the corresponding Underlying Security, other Deposited Assets, or as further described below under "PURCHASE AND SALE OF A CERTIFICATE" the sale or other disposition of a Certificate. The portion of each monthly payment to a Certificate Owner that is allocable to principal on the corresponding Underlying Security (other than amounts representing market discount, as described below) will represent a recovery of capital, which will reduce the tax basis of such Certificate Owner's undivided interest in the Underlying Securities.

     To the extent that the portion of the purchase price of a Certificate allocated to a Certificate Owner's undivided interest in an Underlying Security, based on the relative fair market value of each Underlying Security in which an interest is acquired as well as other Deposited Assets in which an interest is acquired, is greater than or less than the portion of the principal balance of the Underlying Security allocable to the Certificate, such interest in the Underlying Security will have been acquired at a premium or discount, as the case may be (the "allocated Purchase Price"). This allocation is required to be calculated separately for each Underlying Security represented by a Certificate. To the extent that the allocated Purchase Price is less than the principal balance of an Underlying Security, the Certificate Owner's interest in such Underlying Security will be treated as purchased at a "market discount." The market discount on a Underlying Security will, however, be considered to be zero if it is less than a statutorily defined de minimis amount. Conversely, to the extent that the allocated Purchase Price exceeds the principal balance of an Underlying Security, the Certificate Owner's interest therein will be treated as purchased with "bond premium." See the discussion below under "Bond Premium."

      For example, if the allocated Purchase Price paid by a Certificate Owner with respect to an Underlying Security is equal or almost equal to the portion of the principal balance of the Underlying Security that is allocable to the Certificate, there would be no significant amount of discount or premium with respect to its interest in such Underlying Security. Moreover, if the total purchase price of a Certificate is equal to the principal amount of the Underlying Securities allocable to the Certificate, one or more Underlying Securities will have been purchased at a discount because a portion of such purchase price will be allocated to the other Deposited Assets of the Trust.

     In general, under the market discount provisions of the Code, all or a portion of the principal payments received by the Trust and the gain recognized upon a sale, maturity or disposition of an Underlying Security or upon the sale or other disposition of a Certificate (as further described below under "PURCHASE AND SALE OF A CERTIFICATE") will be taxable as ordinary income to the extent of accrued market discount. In general, the accrued market discount on each Underlying Security will equal an amount that bears the same ratio to the market discount on the Underlying Security as the number of days that the Trust held the Underlying Security (or a Certificate Owner held a Certificate related thereto), bears to the number of days after the Trust acquired the Underlying Certificate (or a Certificate Owner acquired a Certificate related thereto) and up and to the date of the maturity of the Underlying Security. At the election of a Certificate Owner, market discount can be accrued under a constant yield method as further described on the Code. The ordinary income treatment on dispositions described above will not apply if a Certificate Owner elects (or has previously elected) to include market discount in income currently as it accrues for each taxable year during which it holds the Certificate. Such election, if made, will also apply to all debt instruments acquired directly or indirectly, by the Certificate Owner during the year in which the election is made and all debt instruments acquired thereafter and is irrevocable without the consent of the Service. If a Certificate Owner does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expense incurred by a Certificate Owner that is incurred to purchase or carry a Certificate will be reduced by such accrued market discount. In general, the portion of any interest expense that was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Certificate Owners should consult their tax advisors regarding whether an election should be made to include market discount in income as it accrues and the method of accrual and as the amount of interest expense that may not be currently deductible.

     Tax Treatment of Certificates to the Extent They Are Stripped Interests. To the extent a Certificate represents a stripped interest in a particular maturity represented by the Underlying Securities, each such Certificate will be subject to the OID rules. The amount of OID on a stripped interest is equal to the excess of the stated redemption price at maturity (or the amount payable on the coupon) over the portion of the purchase price for the Certificate allocable to the stripped interest, based on the relative fair market value of all assets required.

     The tax treatment of a Certificate Owner will depend upon whether the amount of OID on the stripped interest represented by the Certificate is less than a statutorily defined de minimis amount. In general, under Treas. Reg.
Section 1.1286-1 (the "De Minimis Regulation"), the amount of OID with respect to the stripped interest will be de minimis if it is less than 1/4 of one percent multiplied by the product of the "stated redemption price at maturity" (or in the case of a stripped coupon, the amount payable on the due date of such coupon) and the number of full years remaining after the purchase date of either the Underlying Security by the Trust or a Certificate by a Certificate Owner, as appropriate until the maturity of such stripped interest. However, if the stripped interest provides for amortization of principal, the amount of OID will be de minimis if it is less than 1/4 of one percent multiplied by the product of the stated redemption price at maturity (or in the case of a stripped coupon, the amount payable on the due date of such coupon) and the weighted average maturity. This calculation of de minimis OID is to be performed separately for each new purchaser of a Certificate of the stripped interest from the date of purchase of the Underlying Security by the Trust or a Certificate by a Certificate Owner, as appropriate.

     In the preamble to the De Minimis Regulation, the Service stated that the final regulations are premised on the assumptions that stripped coupons may be treated as qualified stated interest with respect to the bonds from which they are stripped and, therefore, may be excluded from stated redemption price at maturity in appropriate circumstances. According to the Service, without these assumptions, each stripped bond and stripped coupon would be treated as a separate (zero coupon) bond, and the OID with respect to each such separate bond or coupon virtually never would be de minimis. Finally, the Service indicated that future regulations under section 1286 will provide specific guidance relating to these assumptions. Certificate Owners are advised to consult their tax advisers with respect to the use of this assumption in determining the federal income tax consequences associated with the acquisition, ownership and disposition of a Certificate, including the determination of whether (i) OID is de minimis, (ii) a Certificate is subject to the market discount rules discussed above under "Tax Treatment of Certificates to the Extent They are Not Stripped Interests," and (iii) whether a Certificate represents an interest in an Underlying Security purchased at a premium and is subject to the discussion below under "BOND PREMIUM."

     To the extent the amount of OID on the stripped interest represented by the Certificate is de minimis under the rules discussed above, such OID will be treated as zero. As a result, as described above under "Tax Treatment of Certificates to the Extent They Are Not Stripped Interests," a Certificate Owner would report its share of the income of the Trust under its usual method of accounting.

     If the OID with respect to the stripped interest in a particular maturity represented by the Underlying Securities represented by a Certificate is not treated as being de minimis, a Certificate Owner will be required to include in income any OID on the stripped interest. Whether the Certificate Owner uses the cash or the accrual method of tax accounting, OID must be included in income as it accrues on a daily basis, regardless of when cash payments are received, using a method reflecting a constant yield as described below. Such treatment could result in the accrual of income by such Certificate Owner prior to the receipt of cash by such Certificate Owner. The accrual of OID depends upon whether the Underlying Security with respect to which OID exists matures within one year of the date purchased. In the case of a Certificate that matures within one year, OID accrues daily on a ratable basis unless the holder elects to accrue such discount under a constant yield method, compounded daily. In the case of a Certificate that does not mature within one year of the date purchased, OID generally accrues daily, computed under a constant yield method, compounded at least annual (with straight line interpolation between compounding dates). Prospective purchasers should consult their tax advisors as to the computation of the accrual of OID, including the impact of the discussion set forth above in the preamble to the De Minimis Regulation.

BOND PREMIUM

     In the event that a Certificate represents an interest in an Underlying Security purchased (either initially upon the formation of the Trust or upon the purchase of a Certificate) at a premium, such premium will be amortizable by the Certificate Owner as an offset to interest income (with a corresponding reduction in the Certificate Owner's basis) under a constant yield method over the term of the Underlying Security if an election under Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the Certificate Owner during the year in which the election is made and all debt instruments acquired thereafter and the election is irrevocable without the consent of the Service.

ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT

     Under Treas. Reg. Section 1.1272-3 and with the limits set forth therein, any Certificate Owner may elect to include in gross income all interest (including stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any bond premium or acquisition premium) that accrues on an unstripped or stripped interest using the constant yield method described above. Such an election with respect to an unstripped or stripped interest having amortizable bond premium or market discount, to the extent permitted, would constitute, respectively, an election to apply the market discount rules or bond premium rules with respect to all other debt instruments with market discount or amortizable bond premium, as the case may be, of such Certificate Owner. A Certificate Owner should consult its tax adviser as to whether to make such an election.

MODIFICATION OR EXCHANGE OF UNDERLYING SECURITIES

     Depending upon the circumstances, it is possible that a modification of the terms of one or more of the Underlying Securities, or a substitution of other assets for the Underlying Securities, would be a taxable event to Certificate Owners on which they would recognize gain or loss.

DEDUCTIBILITY OF TRUST'S FEES AND EXPENSES

     In computing its Federal income tax liability, a Certificate Owner will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees paid or incurred by the Trust and any allowable amortization deductions with respect to certain other assets of the Trust, but not amortizable bond premium. If a Certificate Owner is an individual, estate or trust, the deduction for his share of fees will be a miscellaneous itemized deduction and will only be allowable to the extent that they exceed 2% of the Certificate Owner's adjusted gross income.

PURCHASE AND SALE OF A CERTIFICATE

     A Certificate Owner's tax basis in a Certificate generally will equal the cost of such Certificate increased by any amounts of undistributed taxable income (e.g., OID or market discount) and reduced by any amortized premium (each as described above) and any payments other than payments of qualified stated interest, if any (subject to the application of the discussion set forth above in the preamble to the De Minimis Regulation), on an Underlying Security represented by the Certificate.

     If a Certificate Owner sells its Certificate, gain, if any, will constitute ordinary income to the extent of the aggregate of the accrued market discount (which has not previously been included in such Certificate Owner's taxable income) with respect to the Certificate Owner's pro rata portion of each Underlying Security held by the Trust. Any other gains (or losses) will be capital gains (or losses) except in the case of a dealer or a financial institution, and will be long-term if the Certificate Owner has held its Certificates for more than one year. A Certificate Owner will recognize taxable gains (or losses) (a) upon redemption or sale of its Certificate, (b) if the Trustee disposes of an asset or (c) upon receipt by the Trustee of payments of principal on the Underlying Securities. The amount of any such gain (or loss) is measured by comparing the Certificate Owner's pro rata share of the total proceeds from the transaction with its adjusted tax basis in its certificate or its pro rata interest in the asset as the case may be, and then reducing such gain, if any, to the extent characterized as ordinary income resulting from accrued market discount as discussed above. A Certificate Owner's tax basis in its Certificate and its pro rata portion of each of the Underlying Securities of the Trust may be adjusted to reflect the accrual of market discount (if the Certificate Owner has elected to include such discount in income as it accrues), original issue discount and amortized bond premium, if any. The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Certificate Owner realizing a taxable gain when its

Certificates are sold or redeemed for an amount equal to its original cost. In addition, Certificate Owners must reduce the tax basis of its Certificates and their pro rata portion of the Underlying Securities of the Trust for their share of accrued interest received by the Trust, if any, on Underlying Securities delivered after the Certificate Owner pays for its certificates to the extent that such interest accrued on such Underlying Securities during the period from the Certificate Owner's settlement date to the date such Underlying Securities are delivered to the Trust and, consequently, such Certificate Owner may have an increase in taxable gain or reduction in capital loss upon the disposition of its Certificates or such Underlying Securities.

     For taxable years beginning after December 31, 1986 and before January 1, 1996, certain corporations may be subject to the environmental tax (the "Superfund Tax") imposed by Section 59A of the Code. Interest received from, and gains recognized from the disposition of, an Underlying Security by the Trust or the sale of Certificates by a Certificate Owner will be included by such corporations in the computation of the Superfund Tax. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively.

     The Revenue Reconciliation Act of 1993 (the "Act") raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Act, the Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Certificate Owners are prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in the Certificates.

BACKUP WITHHOLDING

     Payments made on the Certificates and proceeds from the sale of the Certificates will not be subject to a "backup" withholding tax of 31% unless, in general, the Certificate Owner fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code.

FOREIGN CERTIFICATE OWNERS

     To the extent that amounts paid to Certificate Owners that are not United States persons ("Foreign Certificate Owners") are treated as interest with respect to Underlying Securities issued after July 8, 1984, such amounts generally will not be subject to the annual 30% withholding tax, provided that such Foreign Certificate Owner fulfills certain certification requirements. Under such requirements, the holder must certify, under penalties of perjury, that it is not a "United States person" and provide its name and address.

     A "United States person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under the laws of the U.S. or any political subdivision thereof, or an estate or trust the income of which is includible in gross income for U.S. Federal income tax purposes, regardless of its source.]


[PARTNERSHIP CERTIFICATES

     In the opinion of Federal Tax Counsel, the Trust will be treated as a partnership for purposes of Federal income taxation and the Depositor and the Certificate Owners will be treated as partners in such partnership. The availability of any tax benefits of investing in Certificates depends upon the classification of the Trust as a partnership, rather than as an association taxable as a corporation, for federal income tax purposes. Federal Tax Counsel's opinion regarding the status of the Trust as a partnership for federal income tax purposes is based on provisions of the Trust Agreement which (1) provide that the Trust will terminate upon the occurrence of certain events such as the insolvency or bankruptcy of the Depositor, (2) restrict the transferability of the Certificates, (3) impose personal liability on the Depositor for expenses and other liabilities of the Trust, (4) require that the Depositor will have a net worth sufficient to meet the net worth requirements set by the Service for the issuance of an advance ruling that an organization lacks the corporate characteristic of limited liability for federal income tax purposes, (5) restrict the number of Certificate Owners and (6) restrict the transfer of Certificates on an "established securities market" as defined in Section 7704 of the Code.

     If the Trust were taxable as a corporation, it would be subject to federal income tax on any taxable income at regular corporate tax rates. Classification of the Trust as a corporation would result in a substantial reduction in (or elimination of) after-tax yield and cash flow to an Owner of a Certificate with respect to its Certificate.

     Final regulations have been issued that provide an anti-abuse rule under Subchapter K of Chapter 1 of the Code. These regulations authorize the Service, based upon all of the facts and circumstances, to recast a transaction involving a partnership as appropriate to reflect the underlying economic arrangement or to prevent the circumvention of other provisions of the Code. This authority to recast a transaction includes, but is not limited to, disregarding and reallocating allocations of the partnership's items of income, gain, loss, deductions, or credits. It cannot be predicted whether the Service will asset that such a rule would apply to recast the Federal income tax treatment of either the Trust of the Certificates. Holders should consult their own tax advisers in this regard.

     The Service has recently issued proposed Treasury Regulations
Section 1.7701-1 through 1.7701-3 which simplifies the regulations relating to the classification of unincorporated business organizations, including entities such as the Trust, as partnerships and corporations for federal income tax purposes and is seeking public comments on the proposed regulations. At this time, the Service has not yet finalized the proposed regulations and it is unclear when they will be finalized and the form such final regulations may take. Accordingly, although the ultimate effect of such regulations cannot be predicted, it is not believed that any such simplifying regulations should adversely affect the classification of the Trust as a partnership. Investors should consult their own tax advisors in this regard.

PARTNERSHIP TAXATION

     As a partnership, the Trust will not be subject to Federal income tax, but each Certificate Owner will be required to separately take into account such holder's allocable share of income, gains, losses, deductions and credits of the Trust. Each Certificate Owner will be required to take into account in computing such Certificate Owner's federal income tax liability its share of items of Trust income, gains, losses, deductions and credits for the tax year of the Trust ending within or with the tax year of such Certificate Owner, without regard to whether there are distributions from the Trust. A Certificate Owner's distributive share of Trust income, expense, gain, loss or credit will be determined in accordance with the Trust Agreement. All or a portion of any allocated expenses (to the extent not otherwise disallowed under the Code) may be treated as investment expenses subject to limitations on deductibility of miscellaneous itemized deductions that do not exceed two percent of their adjusted gross income in the case of Certificate Owners who are individuals, estates or trusts.

     A Certificate Owner's ability to recognize its distributive share of expenses or losses, if any, may be subject to limitation under the Code (for example, a Certificate Owner's distributive share of Trust loss, including capital loss, may be allowed only to the extent of such Certificate Owner's adjusted basis in its Certificate). A Certificate Owner should consult its tax advisors in this regard.

     Any cash distributions by the Trust to a Certificate Owner will constitute
(i) first, a return of capital to the extent of such Certificate Owner's tax basis in the Certificate (with a corresponding dollar-for-dollar reduction in such tax basis), and (ii) thereafter, to the extent in excess thereof, gain on the sale or exchange of such Certificate Owner's Certificate. See "DISPOSITION OF CERTIFICATES" below.

DISCOUNT AND PREMIUM

     It is believed that the Underlying Securities were not issued with OID and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Underlying Securities may be greater or less than the remaining principal balance of the Underlying Securities at the time of purchase. If so, the Underlying Securities will have been acquired at a premium or discount, as the case may be. Moreover, to the extent a deemed termination of the Trust occurs as discussed below, it is possible that discount or premium will be created, depending on the value of the Underlying Securities at such time.

     The amortization of bond premium and accrual of market discount are discussed above under "BOND PREMIUM" and "Tax Treatment of Certificates to the Extent They Are Not Stripped Interests." For purposes of this discussion, the Partnership will be considered the Certificate Owner.

MODIFICATION OR EXCHANGE OF UNDERLYING SECURITIES

     Depending upon the circumstances, it is possible that a modification of the terms of the Underlying Securities, or a substitution of other assets for the Underlying Securities would be a taxable event to the Trust, which may result in Federal income tax consequences to Certificate Owners.

TAX CONSEQUENCES OF OTHER ASSETS HELD BY TRUST

     The manner in which income with respect to the other assets of the Trust should be accrued will depend on the nature of those assets.

     [Discuss specific tax consequences of other assets.]

SECTION 708 TERMINATION

     Under Section 708 of the Code, the Trust will be deemed to terminate for Federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a twelve-month period. Were such a termination to occur, the Trust would be considered to have distributed its assets to the partners, the Certificate Owners, who would then be treated as having recontributed those assets to the Trust, as a new partnership.

DISPOSITION OF CERTIFICATES

     Generally, capital gain or loss will be recognized on a sale or other disposition of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificate Owner's tax basis in a Certificate will generally equal its cost increased by his share of Trust income includible in his income (including for the taxable year of sale) and decreased by any distributions received with respect to such Certificate. In addition, both his tax basis in, and the amount realized on a sale of, a Certificate would include the holder's share of liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificate and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     "The Revenue Reconciliation Act of 1993" (the "Tax Act") raised tax rates on ordinary income while capital gains remain subject to a 28 percent maximum stated rate. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Prospective Certificate Owners should consult with their tax advisors regarding the potential effect of this provision with respect to any gains recognized on their investment in Certificates.

     In general, the transfer of interests in the Trust should not affect Certificate Owners other than those disposing of or acquiring a Certificate. However, under the partnership rules, as described above, a transfer during a twelve-month period of 50% or more of the total interests in the partnership capital and profits will result for Federal income tax purposes in a termination and reconstitution of the Trust, with the result that the Trust's basis in the Underlying Securities and Deposited Assets will equal the aggregate of the Certificate Owner's basis in their Certificates. Upon the subsequent receipt of principal payments on the Underlying Securities or the sale or redemption of the Underlying Securities, this rule may result in the recognition of gain or loss by a Certificate Owner in advance of the sale or redemption of its Certificate.

     On the sale of a Certificate, any gain attributable to the holder's share of any accrued market discount on the Underlying Securities that has not otherwise been included in the holder's income would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements.

ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES

     In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month allocable to a particular class of Certificates will be apportioned among holders of such Certificates in proportion to the principal amount of such Certificates owned by them as of the first business day following the end of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If such a convention is not allowed (or only applies to transfers of less than all of a Certificate Owner's interest), taxable income or losses of the Trust might be reallocated among the Certificate Owners. The Trustee is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

SECTION 754 ELECTION

     In the event that a Certificate Owner sells its Certificates at a profit
(loss), the purchasing Certificate Owner will have a higher (lower) basis in the Certificates than the selling Certificate Owner had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result Certificate

Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

ADMINISTRATIVE MATTERS

     The Trustee is required to keep complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis. The Trustee will file a partnership information return (Service Form 1065) with the Service for each taxable year of the Trust and will report each Certificate Owner's allocable share of items of Trust income and expense to holders and the Service on Schedule K-1. The Trust will provide the Schedule
K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties, unless the holder notifies the Service of all such inconsistencies.

     Under Code Section 6031, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person,
(y) whether such person is not a United States person, a tax-exempt entity, or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January
31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

     The Depositor, as the tax matters partner, will be responsible for representing the Certificate Owners in any dispute with the Service. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners and, under certain circumstances, a Certificate Owner may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income (or loss) of the Trust.]

TAX CONSEQUENCES TO FOREIGN CERTIFICATE OWNERS

     It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of Federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. [Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust expects to withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificate Owners pursuant to Code Section 1446, as if such income were effectively connected to U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's nonforeign status, the Trust may rely on Form W-8, Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.]

     [Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each foreign holder must obtain a taxpayer identification number from the Service and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the Service a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. The Trust will cooperate in any such refund claim if it can do so without incurring any out-of-pocket cost. No assurance can be given as to whether any such refund claim would be granted.]

     [The foregoing summary will be modified, as necessary, to reflect differences caused by the precise nature of the Deposited Assets relating to a given Series of Certificates.]

                           [STATE TAX CONSEQUENCES]

     [Describe any applicable state tax consequences that may arise, including as a result of the specific nature of the Deposited Assets relating to a given Series of Certificates or the degree of servicing required with respect to such Deposited Assets.]]

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(I) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan"). Moreover, based on the reasoning of the United States Supreme

Court's decision in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S.Ct. 517 (1993), an insurance company investing assets in its general account might be treated as a Plan on the grounds that such an investor may be investing assets of an employee benefit plan subject to ERISA.

     In accordance with ERISA's general fiduciary standards, before investing in a Certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code.

     An investment in Certificates by a Plan might result in the assets of the Trust being deemed to constitute Plan assets, which in turn might mean that certain aspects of such investment, including the operation of the Trust, might be prohibited transactions under ERISA and the Code. Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the United States Department of Labor ("DOL") regulations (the "Regulation"), a Plan's assets may include an interest in the underlying assets of an entity (such as a trust) for certain purposes, including the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" in such entity. Thus, if a Plan acquired a Certificate of a particular class, for certain purposes (including the prohibited transaction provisions) the Plan would be considered to own its share of the underlying assets of the Trust unless (1) such Certificate is a "publicly-offered security" or (2) equity participation in such class by benefit plan investors is not "significant."

     A publicly-offered security is a security that is (1) freely transferable,
(2) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering and (3) either is (A) part of a class of securities registered under
Section 12(b) or 12(g) of the Exchange Act, or (B) sold to the Plan as a part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. The Depositor does not anticipate that the Certificates of any class will be considered publicly-offered securities within the meaning of the Regulation.

     Participation by benefit plan investors in any class of Certificates would not be significant if immediately after the most recent acquisition of Certificates of such class, whether or not from the Depositor or an Agent or Underwriter, less than 25 percent of the value of such class were held by benefit plan investors, which are defined as Plans and employee benefit plans not subject to ERISA (for example, governmental plans). There can be no assurance that less than 25 percent of the value of any given class of Certificates will be held by benefit plan investors.

     If assets of the Trust were deemed to be Plan assets, certain transactions involving the Trust, including the acquisition of the Certificates themselves by a Plan, could be prohibited transactions. If, for example, an obligor with respect to any of the Deposited Assets, or any of such obligor's affiliates, were a party in interest or disqualified person with respect to an acquiring Plan, the acquisition of the Certificate could be construed as a prohibited indirect loan from the Plan to the obligor. Any such prohibited transaction could be treated as exempt under ERISA and the Code if the Certificates were acquired pursuant to and in accordance with one or more "class exemptions" issued by the DOL, such as Prohibited Transaction Class Exemption ("PTCE") 84-14 (an exemption for certain transactions determined by an independent qualified professional asset manager), PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds), PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts) or PTCE 95-60 (an exemption for certain transactions involving insurance company general accounts).

     Certificates will not be sold to any Plan unless such Plan represents that the acquisition of a Certificate would not be prohibited under ERISA and the Code because an exemption is applicable to the acquisition and holding of the Certificates and the activities of the Trust. To the extent an insurance company invests assets treated as assets of a Plan, it will be required to make the foregoing representation as a condition to the acquisition of a Certificate. Alternatively, if the Depositor is able to confirm the existence of at least 100 independent purchasers of a class, the foregoing representation will not be a condition to acquisition of Certificates of such class.

     Any Plan or insurance company investing assets of its general account proposing to acquire Certificates should consult with its counsel.


                              PLAN OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, dated as of [ ], 199[ ] (the "Underwriting Agreement"), the Depositor as agreed to sell and [Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] [each of the Underwriters named below, including Morgan Keegan & Company, Inc. (an affiliate of the Depositor)] (the "Underwriter[s]")[,] has [severally] agreed to purchase, the [Certificates] [the principal amount of each class of Certificates set forth below opposite its name].


                                  Class [ ]     Class [ ]     Class [ ]
Morgan Keegan & Company, Inc...  $             $             $
                                 ------------  ------------  ------------
     Total.....................  $             $             $
                                 ============  ============  ============

[Morgan Keegan & Company, Inc. has] [The several Underwriters have] agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates offered hereby if any of such Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

     The Depositor has been advised by the Underwriter[s] that [it] [they] propose[s] to offer the Certificates from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of Certificates may be deemed to be underwriters, and any profit on the resale of Certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor, and the participation by Morgan Keegan & Company, Inc. in the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.


                                    RATINGS

     It is a condition to the issuance of the Certificates that the Certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Corporation ("Standard & Poor's")] [Moody's Investors Service, Inc. ("Moody's")] [Fitch Investors Service, L.P. ("Fitch")] [and] [Duff & Phelps Credit Rating Company ("Duff and Phelps")] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the receipt by the Certificateholders of payments required under the Trust Agreement, and are based primarily on the credit quality of the Deposited Assets and any providers of Credit Support, as well as on the relative priorities of the Certificateholders of each class of the Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates [specify class with Notional Amount] may fail to recover fully their initial investment.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

     The Depositor has not requested a rating on the Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Certificates by the Rating [Agency] [Agencies].


                                 LEGAL OPINIONS

     Certain legal matters relating to the Certificates will be passed upon for the Depositor and the Underwriter[s] by Chapman and Cutler, Chicago, Illinois.

                                 INDEX OF TERMS

TERM                                                                        PAGE
Act...........................................................................44
Advance.......................................................................33
AECA..........................................................................23
AID--Guaranteed Underlying Securities......................................8, 15
AID--Guaranteed Underlying Security Payment Date..............................25
AID--Guaranteed Underlying Securities..........................................1
allocated Purchase Price......................................................40
Allowable Expense Amount......................................................31
Appropriations Acts...........................................................23
Available Funds...............................................................31
Base Trust Agreement...........................................................6
Borrower......................................................................24
Business Day..................................................................12
Call Premium Percentage.......................................................31
CEDE..........................................................................29
Certificate Owner.............................................................38
Certificates............................................................1, 6, 10
Clearing Agency...............................................................29
Closing Date..................................................................11
Code..........................................................................38
Credit Reform Act.............................................................26
Credit Support Payments.......................................................30
Credit Support Providers......................................................30
De Minimis Regulation.........................................................41
Definitive Classes............................................................29
Depositary....................................................................24
Deposited Assets..........................................................11, 27
Depositor..................................................................1, 10
Distribution Date..............................................................1
DOL...........................................................................51
DSAA..........................................................................23
DTC.........................................................................2, 7
Duff & Phelps.................................................................53
Eligible Investments..........................................................31
ERISA.....................................................................14, 50
Event of Default..............................................................34
Expected Settlement Date.......................................................1
Fannie Mae....................................................................19
Farm Credit Act...............................................................22
FCA...........................................................................22
FCBs..........................................................................22
Federal Tax Counsel...........................................................38
FFB...........................................................................23

FFEL.........................................................20
FHLMC Act....................................................19
Final Distribution Date.......................................1
FIRRE Act....................................................20
Fiscal Agency Agreement.......................................9
Fitch........................................................53
FMS..........................................................23
Foreign Certificate Owners...................................44
Freddie Mac..................................................19
Funding Corporation..........................................22
GTCs...............................................1, 8, 15, 23
Housing Program..............................................25
IFIs.........................................................24
Information Statements.......................................23
Interest Strip...........................................15, 31
Investment Program...........................................24
Letter of Credit Bank........................................27
Liquidation Proceeds.........................................33
MBS..........................................................19
Moody's......................................................53
Note Payment Date............................................24
Notes........................................................23
OID..........................................................38
Plan.....................................................14, 50
Prospectus....................................................1
PTCE.........................................................52
Rating [Agency] [Agencies]...................................53
Realized Losses..............................................13
Redemption Price..........................................1, 32
REFCORP......................................................20
Regulation...................................................51
Required Interest............................................32
Required Premium.............................................32
Required Principal...........................................32
Retained Interest............................................18
RTC..........................................................21
Sallie Mae...................................................20
Series Supplement.............................................6
Service......................................................38
Special Distribution Date....................................12
Standard & Poor's............................................53
stripped interest............................................39
Superfund Tax................................................44
Surety.......................................................28
System.......................................................22
Systemwide Debt Securities...................................22

Tax Act......................................................47
Trust.........................................................1
Trust Agreement...............................................1
Trustee...................................................1, 24
TVA Act......................................................22
Underlying Securities.....................................1, 18
Underlying Trustee...........................................26
Underwriter[s]...............................................52
Underwriting Agreement.......................................52

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+ Information contained herein is subject to completion or amendment. A        +
+ registration statement relating to these securities has been filed with the + + Securities and Exchange Commission. These securities may not be sold nor may +
+ offers to buy be accepted prior to the time the registration statement       +
+ becomes effective. This prospectus shall not constitute an offer to sell or + + the solicitation of an offer to buy nor shall there by any sale of these + + securities on any State in which such offer, solicitation or sale would be + + unlawful prior to registration or qualification under the securities laws +
+ of any such State.                                                           +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                 Subject to Completion Dated __________, 1996

                                  PROSPECTUS

                              TRUST CERTIFICATES
                             (ISSUABLE IN SERIES)

                      SOUTHPOINT STRUCTURED ASSETS, INC.
                                   DEPOSITOR

   The Trust Certificates (the "Certificates") offered hereby and by supplements (each a "Prospectus Supplement") to this Prospectus will be offered from time to time in one or more series (each a "Series") and in one or more classes within each such Series (each a "Class"). Certificates of each respective Series and Class will be offered on terms to be determined at the time of sale as described in the related Prospectus Supplement accompanying the delivery of this Prospectus. Each Series and Class of Certificates will be issuable as individual securities in registered form without coupons ("Registered Certificates") or as one or more global securities in registered form (each a "Global Security").

   Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust (the "Trust"), the assets of which will consist primarily of a publicly issued, fixed income debt security or a pool of such debt securities (the "Underlying Securities"), together with certain other assets described herein and in the related Prospectus Supplement (such assets, together with the Underlying Securities, the "Deposited Assets"), to be deposited in trust for the benefit of holders of Certificates of such Series ("Certificateholders") by Southpoint Structured Assets, Inc. (the "Depositor") pursuant to a Trust Agreement and a series supplement thereto with respect to any given Series (collectively, the "Trust Agreement") among the Depositor, the administrative agent, if any (the "Administrative Agent") and the trustee (the "Trustee") named in the related Prospectus Supplement. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor), and will not be acquired from the obligor with respect thereto or pursuant to any distribution by or agreement with any such obligor. The Underlying Securities discussed herein and in the related Prospectus Supplement represent (i) an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, (ii) an obligation of one or more U.S. government sponsored entities, (iii) Government Trust Certificates ("GTCs") (provided that such GTCs, together with any AID-Guaranteed Underlying Securities (as defined below), shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates), or (iv) obligations guaranteed by the United States Agency for International Development pursuant to the AID Housing Guaranty Program ("AID-Guaranteed Underlying Securities")(provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates). If so specified in the related Prospectus Supplement, the Trust for a Series of Certificates may also include, or the Certificateholders of such Certificates may have the benefit of, any combination of insurance policies, letter of credit, reserve accounts and other types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the Deposited Assets (collectively, "Credit Support"). See "DESCRIPTION OF CERTIFICATES" and "DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT."

   Each Class of Certificates of any Series will represent the right, which may be senior to those of one or more of the other Classes of such Series, to receive specified portions of payments of principal, interest and certain other amounts on the Deposited Assets in the manner described herein and in the related Prospectus Supplement. A Series may include two or more Classes differing as to the timing, sequential order or amount of distributions of principal, interest or premium and one or more Classes within such Series may be subordinated in certain respects to other Classes of such Series.

   Except as otherwise provided herein and in the applicable Prospectus Supplement, the Depositor's only obligations with respect to each Series of Certificates will be, pursuant to certain representations and warranties concerning the Deposited Assets, to assign and deliver the Deposited Assets and certain related documents to the applicable Trustee and, in certain cases, to provide for the Credit Support, if any. The principal obligations of an Administrative Agent, if any, is named in the applicable Prospectus Supplement, with respect to a Series of Certificates will be pursuant to its contractual administrative obligations and, only as and to the extent provided in the related Prospectus Supplement, its obligations to make certain cash advances in the event of payment delinquencies on the Deposited Assets. See "DESCRIPTION OF THE CERTIFICATES--ADVANCES IN RESPECT OF DELINQUENCIES."

   The Certificates of each Series will not represent an obligation of or interest in the Depositor, any Administrative Agent or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor the Deposited Assets (unless, and only as and to the extent otherwise specified in such Prospectus Supplement) will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositor, any Administrative Agent or their respective affiliates.

   PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH HEREIN UNDER "RISK FACTORS," BEGINNING ON PAGE 1.

                             ____________________

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ____________________

   The Certificates may be offered and sold to or through underwriters, through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution" and in the related Prospectus Supplement. This Prospectus may not be used to consummate sales of Certificates offered hereby unless accompanied by a Prospectus Supplement.

   The date of this Prospectus is __________, 1996

                             PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series of Certificates to be offered thereby and hereby will set forth, among other things, the following with respect to such Series: (a) the specific designation and aggregate principal amount, (b) the number of Classes of such Series and, with respect to each Class of such Series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations, (c) certain information concerning the type, characteristics and specifications of the Deposited Assets and any Credit Support for such Series or Class, (d) the relative rights and priorities of each such Class (including the method for allocating collections from the Deposited Assets to the Certificateholders of each Class and the relative ranking of the claims of the Certificateholders of each Class to such Deposited Assets), (e) the name of the Trustee and the Administrative Agent, if any, for such Series, (f) the Pass Through Rate (as defined below) or the terms relating to the applicable method of calculation thereof, (g) the time and place of distribution (each such date, a "Distribution Date") of any interest, premium (if any) and/or principal, (h) the date of issue, (i) the scheduled final Distribution Date, if applicable, (j) the offering price, (k) any mandatory or optional redemption terms and any other specific terms of Certificates of each such Series or Class. See "DESCRIPTION OF CERTIFICATES--GENERAL" for a listing of other items that may be specified in the applicable Prospectus Supplement.

                             AVAILABLE INFORMATION

     The Depositor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information concerning the Depositor can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission:
New York Regional Office, Seven World Trade Center, New York, New York 10048, and Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. Such material can also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. The Depositor does not intend to send any financial reports to Certificateholders.

     The Depositor has filed with the Commission a registration statement on Form S-3 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Certificates. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     All documents filed by the Depositor pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Depositor will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the President of Southpoint Structured Assets, Inc., at its principal executive office located at 50 North Front Street, Memphis, Tennessee 38103. Telephone requests for such copies should be directed to the President of Southpoint Structured Assets, Inc. at (901) 524-4100.

                         REPORTS TO CERTIFICATEHOLDERS

     Except as otherwise specified in the applicable Prospectus Supplement, unless and until Definitive Certificates are issued, on each Distribution Date unaudited reports containing information concerning the related Trust will be prepared by the related Trustee and sent on behalf of each Trust only to Cede & Co. ("Cede"), as nominee of DTC and registered holder of the Certificates. See "DESCRIPTION OF CERTIFICATES--GLOBAL SECURITIES" and "DESCRIPTION OF THE TRUST AGREEMENT--REPORTS TO CERTIFICATEHOLDERS; NOTICES." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Depositor, on behalf of each Trust, will cause to be filed with the Commission such periodic reports as are required under the Exchange Act. The obligation to file such reports may be suspended under the Exchange Act in as little time as the year after the first fiscal year of the Trust and, consequently, the Depositor will stop filing such reports.

                               TABLE OF CONTENTS

HEADING                                                                     PAGE
PROSPECTUS SUPPLEMENT......................................................    2

AVAILABLE INFORMATION......................................................    2

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..........................    3

REPORTS TO CERTIFICATEHOLDERS..............................................    3

RISK FACTORS...............................................................    6

THE DEPOSITOR..............................................................    8

USE OF PROCEEDS............................................................    9

FORMATION OF THE TRUST.....................................................    9

MATURITY AND YIELD CONSIDERATIONS..........................................   10

DESCRIPTION OF CERTIFICATES................................................   11
     General...............................................................   12
     Distributions.........................................................   14
     Interest on the Certificates..........................................   15
     Principal of the Certificates.........................................   23
     Optional Redemption of Certificates...................................   23
     Global Securities.....................................................   23

DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT.........................   26
     General...............................................................   26
     Underlying Securities.................................................   27
     Principal Economic Terms of Underlying Securities.....................   28
     Publicly Available Information........................................   29
     Other Deposited Assets................................................   29
     Credit Support........................................................   30
     Collections...........................................................   32

DESCRIPTION OF THE TRUST AGREEMENT.........................................   33
     General...............................................................   33
     Assignment of Deposited Assets........................................   33
     Collection and Other Administrative Procedures........................   34
     Retained Interest.....................................................   36
     Advances in Respect of Delinquencies..................................   37


     Certain Matters Regarding the Administrative Agent and the Depositor... 37 Administrative Agent Termination Events; Rights Upon Administrative
          Agent Termination Event........................................... 38
     Modification and Waiver................................................ 40
     Reports to Certificateholders.......................................... 41
     Evidence as to Compliance.............................................. 42
     Replacement Certificates............................................... 43
     Termination............................................................ 43
     Duties of the Trustee.................................................. 44
     The Trustee............................................................ 44

PLAN OF DISTRIBUTION........................................................ 44

LEGAL OPINIONS.............................................................. 46

INDEX OF TERMS.............................................................. 47

                                  RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Certificates:

     Limited Liquidity. There will be no market for any Series (or Class within such Series) of Certificates prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or will continue for the life of such Certificates.

     Certain Legal Aspects. The applicable Prospectus Supplement may set forth certain legal considerations that are applicable to a specific Series (or Class or Classes within such Series) of Certificates being offered in connection with that Prospectus Supplement or the assets deposited in or assigned to the related Trust.

     Limited Obligations and Interests of the Depositor or any of its Affiliates. The Certificates will not represent a recourse obligation of or interest in the Depositor or any of its affiliates. The Certificates of each Series will not be insured or guaranteed by any government agency or instrumentality, the Depositor, any Person affiliated with the Depositor or the Issuer, or any other Person. The obligations, if any, of the Depositor with respect to the Certificates of any Series will only be pursuant to certain limited representations and warranties. The Depositor does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If, for example, the Depositor were required to repurchase an Underlying Security with respect to which the Depositor has breached a representation or warranty, its only sources of funds to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of such Underlying Security to the Depositor, or from a reserve fund established to provide funds for such repurchases. The Depositor has no obligation to establish or maintain any such reserve fund.

     Limited Assets. Although the Trust for any Series (or Class of such Series) of Certificates may include, or the Certificateholders of such Certificates may have the benefit of, certain assets which are designed to support the payment upon, or otherwise ensure the servicing or distribution with respect to, the Deposited Assets related to such Series or Class as described in the related Prospectus Supplement, the Certificates do not represent obligations of the Depositor, any Administrative Agent or any of their affiliates and, unless otherwise specified in the applicable Prospectus Supplement, are not insured or guaranteed by the Depositor, any Administrative Agent, any of their affiliates or any other person or entity. Accordingly, Certificateholders' receipt of distributions in respect of the Certificates will depend entirely on the performance of and the Trust's receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related Prospectus Supplement. See "Description of Deposited Assets and Credit Support."

     Credit Support Limitations. The Prospectus Supplement for a series of Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks.


     The amount of any applicable Credit Support supporting one or more classes of Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the Underlying Securities and certain other factors. There can, however, be no assurance that the loss experience on the related Underlying Securities will not exceed such assumed levels. See "Limited Nature of the Ratings of the Certificates", "Description of Deposited Assets and Credit Support."

     Maturity and Redemption Considerations. The timing of distributions of interest, premium (if any) and principal of any Series (or of any Class within such Series) of Certificates is affected by a number of factors, including the performance of the related Deposited Assets, the extent of any early redemption, repayment or extension of maturity with respect to the related Underlying Securities and the manner and priority in which collections from such Underlying Securities and any other Deposited Assets are allocated to each Class of such Series. Certain of these factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related Prospectus Supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and certain other terms applicable to such Underlying Securities and any other Deposited Assets. See "Maturity and Yield Considerations."


     Early Termination of Trust. Unless otherwise set forth in the Prospectus Supplement, the Trust may be subject to early termination. In the event of early termination, the Certificates will have a shorter maturity than expected. Furthermore, such event is likely to occur, if at all, at a time when the market value of the Underlying Securities has increased due to a declining interest rate environment. In such an environment, the interest rates available on potiential reinvestment can be expected to be lower than the return that would have been earned on the remaining life of the Certificates if they had not been called and the Trust terminated. See "DESCRIPTION OF CERTIFICATES--Optional Redemption of Certificates" and "DESCRIPTIONS OF THE TRUST AGREEMENT-- Termination.

     Tax Considerations. The Federal income tax consequences of the purchase, ownership and disposition of the Certificates and the tax treatment of the Trust will depend on the specific terms of the Certificates, the Trust, any Credit Support and the Deposited Assets. See the description under "Federal Income Tax Considerations" in the related Prospectus Supplement.

     Limited Nature of the Ratings of the Certificates. At the time of issue, the Certificates of any given Series (or each Class of such Series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies (a "Rating Agency"). Unless otherwise specified in the applicable Prospectus Supplement, the rating of any Series or Class of Certificates is based primarily on the related Deposited Assets and any Credit Support and the relative priorities of the Certificateholders of such Series or Class to receive collections from, and to assert claims against, the Trust with respect to such Deposited Assets and any Credit Support. The rating is not a recommendation to purchase, hold or sell Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any Class or Classes of a given Series of Certificates may not be offered pursuant to this Prospectus, in which case such Class or Classes may or may not be rated in an investment grade category by a Rating Agency.

     Global Securities. Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Global Securities deposited with, or on behalf of, a Depository (as defined below) and will not be issued as individual definitive Certificates to the purchasers of such Certificates. Consequently, unless and until such individual definitive Certificates of a particular Series or Class are issued, such purchasers will not be recognized as Certificateholders under the Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of Certificateholders indirectly through the Depository and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Certificate to persons or entities that do not participate in the Depository's system, or to otherwise act with respect to such Certificate, may be limited. See "DESCRIPTION OF CERTIFICATES--GLOBAL SECURITIES" and any further description contained in the related Prospectus Supplement.

     Passive Nature of the Trust. The Trustee with respect to any Series of Certificates will hold the Deposited Assets for the benefit of the Certificateholders. Each Trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any GSE Issuer or the value of the Deposited Assets. Under certain circumstances the holders of the Certificates may direct the Trustee to dispose of the Underlying Securities or take certain other actions in respect of the Deposited Assets.

     The Prospectus Supplement for each Series of Certificates will set forth information regarding additional risk factors, if any, applicable to such Series (and each Class within such Series) including any risk factors applicable to the specific Underlying Securities, other Deposited Assets, and where a concentration of credit risk exists, the Underlying Securities Issuer.

                                 THE DEPOSITOR

     The Depositor is an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor was incorporated in the State of Delaware on July 30, 1996. The Depositor was organized for the purpose of acquiring Underlying Securities and issuing securities backed by such Underlying Securities. The Depositor anticipates that it will in many cases have acquired Underlying Securities indirectly through Morgan Keegan & Company, Inc., which is also an indirect wholly-owned subsidiary of Morgan Keegan, Inc. The Depositor does not have, nor is it expected in the future to have, any significant assets. The Certificates do not represent an interest in or an obligation of the Depositor.

     The Depositor maintains its principal office at 50 North Front Street, Memphis, Tennessee 38103. Its telephone number is (901) 524-4100.

                                USE OF PROCEEDS

     Unless otherwise specified in the applicable Prospectus Supplement, the net proceeds to be received from the sale of each Series or Class of Certificates (whether or not offered hereby) will be used by the Depositor to purchase the related Deposited Assets and arrange certain Credit Support including, if specified in the related Prospectus Supplement, making required deposits into any reserve account or the applicable Certificate Account (as defined below) for the benefit of the Certificateholders of such Series or Class. Any remaining net proceeds, if any, will be used by the Depositor for general corporate purposes.

                             FORMATION OF THE TRUST

     The Depositor will assign the Deposited Assets for each Series of Certificates to the Trustee named in the applicable Prospectus Supplement, in its capacity as Trustee, for the benefit of the Certificateholders of such Series. See "DESCRIPTION OF THE TRUST AGREEMENT--ASSIGNMENT OF DEPOSITED ASSETS." The Trustee named in the applicable Prospectus Supplement will administer the Deposited Assets pursuant to the Trust Agreement and will receive a fee for such services (the "Trustee's Fee"). Any Administrative Agent named in the applicable Prospectus Supplement will perform such tasks as are specified therein and in the Trust Agreement and will receive a fee for such services (the "Administration Fee") as specified in the Prospectus Supplement. See "DESCRIPTION OF THE TRUST AGREEMENT--COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES" and "--RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT OF EXPENSES." The Trustee or an Administrative Agent, if applicable, will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets.

     Unless otherwise stated in the Prospectus Supplement, the Depositor's assignment of the Deposited Assets to the Trustee will be without recourse. To the extent provided in the applicable Prospectus Supplement, the obligations of an Administrative Agent so named therein with respect to the Deposited Assets will consist primarily of its contractual administrative obligations, if any, under the Trust Agreement, its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "DESCRIPTION OF THE TRUST AGREEMENT--ADVANCES IN RESPECT OF DELINQUENCIES," and its obligations, if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to which the documentation is materially defective. The obligations of an Administrative Agent, if any, named in the applicable Prospectus Supplement to make advances will be limited to amounts which any such Administrative Agent believes ultimately would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the Deposited
Assets or from other sources available for such purposes. See "DESCRIPTION OF THE TRUST AGREEMENT--ADVANCES IN RESPECT OF DELINQUENCIES."

     Unless otherwise provided in the related Prospectus Supplement, each Trust will consist of (i) such Deposited Assets, or interests therein, exclusive of any interest in such assets (the "Retained Interest") retained by the Depositor or any previous owner thereof, as from time to time are specified in the Trust Agreement; (ii) such assets as from time to time are identified as deposited in the related Certificate Account; (iii) property, if any, acquired on behalf of Certificateholders by foreclosure or repossession and any revenues received thereon; (iv) those elements of Credit Support, if any, provided, with respect to any Class within such Series that are specified as being part of the related Trust in the applicable Prospectus Supplement, as described therein and under "DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT--CREDIT SUPPORT"; (v) the rights of the Depositor under the agreement or agreements entered into by the Trustee on behalf of the Certificateholders which constitute, or pursuant to which the Trustee has acquired, such Deposited Assets; and (vi) the rights of the Trustee in any cash advances, reserve fund or surety bond, if any, as described under "DESCRIPTION OF THE TRUST AGREEMENT--ADVANCES IN RESPECT OF DELINQUENCIES."

     In addition, to the extent provided in the applicable Prospectus Supplement, the Depositor will obtain Credit Support for the benefit of the Certificateholders of any related Series (or Class within such Series) of Certificates.

                       MATURITY AND YIELD CONSIDERATIONS

     Each Prospectus Supplement will, to the extent applicable, contain information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Underlying Securities with respect to the foregoing will, unless otherwise specified in the applicable Prospectus Supplement, affect the weighted average life of the related Series of Certificates.

     The effective yield to holders of the Certificates of any Series (and Class within such Series) may be affected by certain aspects of the Deposited Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. With respect to any Series of Certificates the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option, the yield to maturity of such Series (or Class within such Series) may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity thereof. A variety of tax, accounting, economic, and other factors will influence whether an issuer exercises any right of redemption in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a GSE Issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of a GSE Issuer will be repaid prior to its stated maturity.

     Unless otherwise specified in the related Prospectus Supplement, each of the Underlying Securities will be subject to acceleration upon the occurrence of certain Underlying Security Events of Default (as defined below). The maturity and yield on the Certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Outstanding Debt Securities by the holders thereof. See "DESCRIPTION OF THE DEPOSITED ASSETS--UNDERLYING SECURITIES INDENTURE."

     The extent to which the yield to maturity of such Certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

     The yield to maturity of any Series (or Class) of Certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such Certificates, to the extent that the Pass-Through Rate for such Series (or Class) is based on variable or adjustable interest rates. With respect to any Series of Certificates representing an interest in a pool of corporate debt securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such Certificates may affect the yield thereon.

     Additionally, if the Certificates are subject to optional redemption, and such right to cause an optional redemption of the Certificates is exercised, the Certificates will have a shorter maturity than if such right were not exercised. Furthermore, such right is likely to be exercised, if at all, at a time when the market value of the Underlying Securities has increased due to a declining interest rate environment. In such an environment, the interest rates available on potential reinvestment can be expected to be lower than the return that would have been earned over the remaining life of the Certificates if they had not been called.

     The Prospectus Supplement for each Series of Certificates will set forth additional information regarding yield and maturity considerations applicable to such Series (and each Class within such Series) and the related Deposited Assets, including the applicable Underlying Securities.

                          DESCRIPTION OF CERTIFICATES

     Each Series (or, if more than one Class exists, the Classes within such Series) of Certificates will be issued pursuant to a Trust Agreement and a separate series supplement thereto among the Depositor, the Administrative Agent, if any, and the Trustee named in the related Prospectus Supplement, a form of which Trust Agreement is attached as an exhibit to the Registration Statement. The provisions of the Trust Agreement (as so supplemented) may vary depending upon the nature of the Certificates to be issued thereunder and the nature of the Deposited Assets, Credit Support and related Trust. The following summaries describe certain provisions of the Trust Agreement which may be applicable to each Series of Certificates. The applicable Prospectus Supplement for a Series of Certificates will describe any provision of the Trust Agreement that materially differs from the description thereof contained in this Prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of Trust Agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the Certificates. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference. As used herein with respect to any Series, the term "Certificate" refers to all the Certificates of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

     A copy of the applicable series supplement to the Trust Agreement relating to each Series of Certificates issued from time to time will be filed by the Depositor as an exhibit to a Current Report on Form 8-K to be filed with the Commission following the issuance of such Series.

GENERAL

     There is no limit on the amount of Certificates that may be issued under the Trust Agreement, and the Trust Agreement will provide that Certificates of the applicable Series may be issued in multiple Classes. The Series (or Classes within such Series) of Certificates to be issued under the Trust Agreement will represent the entire beneficial ownership interest in the Trust for such Series created pursuant to the Trust Agreement and each such Class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such Trust, all as identified and described in the applicable Prospectus Supplement. See "DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT--COLLECTIONS."

     Reference is made to the related Prospectus Supplement for a description of the following terms of the Series (and, if applicable, Classes within such Series) of Certificates in respect of which this Prospectus and such Prospectus Supplement are being delivered: (i) the title of such Certificates; (ii) the Series of such Certificates and, if applicable, the number and designation of Classes of such Series; (iii) certain information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related Trust by the Depositor (and, with respect to any Underlying Security which at the time of such deposit represents a significant portion of all such Deposited Assets and any related Credit Support, certain information concerning the terms of each such Underlying Security, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained);
(iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each Class thereof; (v) the dates on which or periods during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Certificateholders of each such Class);
(vii) whether the Certificates of such Series or each Class within such Series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each such Class including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation thereof applicable to such Series or each Class with such Series, if variable (a "Variable Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such Series or Class will be distributable and the related Record Dates, if any; (viii) the option, if any, of the Depositor or Administrative Agent, if any, or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part; (ix) the rating of each Series or each Class within such Series offered hereby (provided, however, that one or more Classes within such Series not offered hereunder may be unrated or may be rated below investment grade); (x) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series or Class within such Series will be issuable; (xi) whether the Certificates of any Class within a given Series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof; (xii) whether the Certificates of such Series or of any Class within such series are to be issued in the form of one or more Global Securities and, if so, the identity of the Depository (as defined below), if other than The Depository Trust Company, for such Global Security or Securities; (xiii) if a temporary Certificate is to be issued with respect to such Series or any Class within such Series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a definitive Certificate of such Series or Class will be credited to the account of the Persons entitlted thereto on such Distribution Date; (xiv) if a temporary Global Security is to be issued with respect to such Series or Class, the terms upon which beneficial interests in such temporary Global Security may be exchanged in whole or in part for beneficial interests in a definitive Global Security or for individual Definitive Certificates (as defined below) of such Series or Class and the terms upon which beneficial interests in a definitive Global Security, if any, may be exchanged for individual Definitive Certificates of such Series or Class; (xv) if any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such Class; (xvi) all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of Certificateholders of such Series and each Class within such Series required with respect to certain actions by the Depositor or the applicable Administrative Agent, if any, or Trustee under the Trust Agreement or with respect to the applicable Trust; and (xvii) any other terms of such Series or Class within such Series of Certificates not inconsistent with the provisions of the Trust Agreement relating to such Series.

     Unless otherwise indicated in the applicable Prospectus Supplement, Certificates of each Series (including any Class of Certificates not offered hereby) will be issued only as Registered Certificates in denominations of $1,000 and any integral multiple thereof and will be payable only in U.S. dollars.

     The United States Federal income tax consequences and ERISA consequences relating to any Series or any Class within such Series of Certificates will be described in the applicable Prospectus Supplement.

     Unless otherwise provided in the applicable Prospectus Supplement, Registered Certificates may be transferred or exchanged for like Certificates of the same Series and Class at the corporate trust office or agency of the applicable Trustee, subject to the limitations provided in the Trust Agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. The Depositor may at any time purchase Certificates at any price in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold or surrendered to the Trustee for cancellation of such Certificates.

DISTRIBUTIONS

     Distributions allocable to principal, premium (if any) and interest on the Certificates of each Series (and Class within such Series) will be made for such Certificates by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date").

     Unless otherwise provided in the applicable Prospectus Supplement and except as provided in the succeeding paragraph, distributions with respect to Certificates will be made at the corporate trust office or agency of the Trustee specified in the applicable Prospectus Supplement; provided, however, that any such amounts distributable on the final Distribution Date of a Certificate will be distributed only upon surrender of such Certificate at the applicable location set forth above.

     Unless otherwise specified in the applicable Prospectus Supplement, distributions on Registered Certificates in U.S. dollars will be made, except as provided below, by check mailed to the Registered Certificateholders of such Certificates (which, in the case of Global Securities, will be a nominee of the Depository); provided, however, that, in the case of a Series or Class of Registered Certificates issued between a Record Date (as defined below) and the related Distribution Dates, interest for the period beginning on the issue date for such Series or Class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will, unless otherwise specified in the applicable Prospectus Supplement, be distributed on the next succeeding Distribution Date to the Registered Certificateholders of the Registered Certificates of such Series or Class on the related Record Date. A Certificateholder of $10,000,000 or more in aggregate principal amount of Registered Certificates of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee for such Series not later than fifteen calendar days prior to the applicable Distribution Date. A Certificateholder shall provide appropriate wire transfer instructions to the Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     Except as otherwise specified in the applicable Prospectus Supplement, "Business Day" with respect to any Certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York and (ii) if the Pass-Through Rate for such Certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any Certificate means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a Series or Class of Registered Certificates shall be specified as such in the applicable Prospectus Supplement.

INTEREST ON THE CERTIFICATES

     General. Each Class of Certificates (other than certain Classes of Strip Certificates) of a given Series may have a different Pass-Through Rate, which may be a fixed or variable Pass-Through Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related Prospectus Supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable Prospectus Supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Certificates herein or in a Prospectus Supplement does not indicate that such Certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely on a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related Prospectus Supplement.

     Fixed Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date (or such earlier date as specified in the applicable Prospectus Supplement), or from the last date to which interest has been paid, at the fixed Pass-Through Rate stated on the face thereof and in the applicable Prospectus Supplement until the principal amount thereof is distributed or made available for repayment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus Supplement, the Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement.

Unless otherwise set forth in the applicable Prospectus Supplement, interest on each Series or Class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such Prospectus Supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

     Floating Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a variable Pass-Through Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date (or such earlier date as specified in the applicable Prospectus Supplement) to the first Interest Reset Date (as defined below) for such Series or Class at the Initial Pass-Through Rate set forth on the face thereof and in the applicable Prospectus Supplement. Thereafter, the Pass-Through Rate on such Series or Class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement, the Spread or Spread Multiplier on such Series or any such Class or Classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. The applicable Prospectus Supplement, unless otherwise specified therein, will designate one of the following Base Rats as applicable to a Floating Rate Certificate: (i) LIBOR (a "LIBOR Certificate"),
(ii) the Commercial Paper Rate (a "Commercial Paper Rate Certificate"), (iii) the Treasury Rate (a "Treasury Rate Certificate"), (iv) the Federal Funds Rate (a "Federal Funds Rate Certificate"), (v) the CD Rate (a "CD Rate Certificate") or (vi) such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such Prospectus Supplement and in such Certificate. The "Index Maturity" for any Series or Class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

     As specified in the applicable Prospectus Supplement, Floating Rate Certificates of a given Series or Class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable Prospectus Supplement ("Maximum Pass-Through Rate"), and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any Series or Class of Floating Rate Certificates, the Pass-Through Rate applicable to any Series or Class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

     The Depositor will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Pass-Through Rates on each Series or Class of Floating Rate Certificates. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each Series or Class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given Series or Class.

     The Pass-Through Rate on each Class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such Class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable Prospectus Supplement. Interest Reset Dates with respect to each Series, and any Class within such Series of Floating Rate Certificates, will be specified in the applicable Prospectus Supplement; provided, however, that unless otherwise specified in such Prospectus Supplement, the Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final Distribution Date. If an Interest Reset Date for any Class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, interest payable in respect of Floating Rate Certificates shall be the accrued Interest from and including the Original Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

     With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such Certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable Prospectus Supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360, in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates and CD Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate

Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     Interest on any Series (or Class within such Series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

     Upon the request of the holder of any Floating Rate Certificate of a given Series or Class, the Calculation Agent for such Series or Class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

     (1) CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD

Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (2) Commercial Paper Rate Certificates. Each Commercial Paper Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m. New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

     Money Market Yield = D X 360 X 100
                          -------------
                          360 - (D X M)
where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

     The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

       (3) Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds a published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate). Unless otherwise specified in the applicable Prospectus Supplement, in the case of a Federal Funds Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

     The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

     (4) LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the

Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, unless otherwise specified in the applicable Prospectus Supplement, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

          (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

          (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

     (5) Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates--Treasury Bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate.)

     The "Treasury Rate Determination Date" for such Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. Unless otherwise specified in the applicable Prospectus Supplement, if an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

     The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date of any distribution of interest is required to be made following the applicable Interest Reset Date.


PRINCIPAL OF THE CERTIFICATES

     Unless the related Prospectus Supplement provides otherwise, each Certificate (other than certain Classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related Trust. Unless otherwise specified in the related Prospectus Supplement, distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such Certificate of the Class or Classes entitled thereto (in the manner and priority specified in such Prospectus Supplement) until the aggregate Certificate Principal Balance of such Class or Classes has been reduced to zero. The outstanding Certificate Principal Balance of a Certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. Unless the related Prospectus Supplement provides otherwise, the initial aggregate Certificate Principal Balance of all Classes of Certificates of a Series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a Series and each Class thereof will be specified in the related Prospectus Supplement. Unless the Prospectus Supplement provides otherwise, distributions of principal of any Class of Certificates will be made on a pro rata basis among all the Certificates of such Class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.


OPTIONAL REDEMPTION OF CERTIFICATES

     If so specified in the Prospectus Supplement relating to a Series, one or more Classes of Certificates of any Series may be redeemed in whole at such time and under the circumstances and at the redemption prices set forth in such Prospectus Supplement. See also "Description of the Trust Agreement-- Termination."


GLOBAL SECURITIES

     Unless otherwise specified in the applicable Prospectus Supplement, all Certificates of a given Series (or, if more than one Class exists, any given Class within that Series) will, upon issuance, be represented by one or more Global Securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for Registered Certificates denominated and payable in U.S. dollars), or such other depository identified in the related Prospectus Supplement (the "Depository"), and registered in the name of a nominee of the Depository. Global Securities may be issued in either temporary or definitive form. Unless and until it is exchanged in whole or in part for the individual Certificates represented thereby (each a "Definitive Certificate"), a Global Security may not be transferred except as a whole by the Depository of such Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor of such Depository or a nominee of such successor.

     The Depository Trust Company has advised the Depositor as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with such Depository ("participants") in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. Such Depository's participants include securities brokers and dealers (including the Offering Agent), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own such Depository. Access to such Depository's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Depositor that it intends to follow such procedures.

     Upon the issuance of a Global Security, the Depository for such Global Security will credit, on its book-entry registraton and transfer system, the respective principal amounts of the individual Certificates represented by such Global Security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such Certificates, or, if such Certificates are offered and sold directly through one or more agents, by the Depositor or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or Persons that may hold beneficial interests through participants. Ownership of beneficial interests in a Global Security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository for such Global Security or by participants or Persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a Global Security.

     So long as the Depository for a Global Security, or its nominee, is the owner of such Global Security, such Depository or such nominee, as the cause may be, will be considered the sole Certificateholder of the individual Certificates represented by such Global Security for all purposes under the Trust Agreement governing such Certificates. Except as set forth below, owners of beneficial interests in a Global Security will not be entitled to have any of the individual Certificates represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of any such Certificates and will not be considered the Certificateholder thereof under the Trust Agreement governing such Certificates. Because the Depository can only act on behalf of its participants, the ability of a holder of any Certificate to pledge that Certificate to persons, or entities that do not participate in the Depository's system, or to otherwise act with respect to such Certificate, may be limited due to the lack of a physical certificate for such Certificate.

     Distributions of principal of (and premium, if any) and any interest on individual Certificates represented by a Global Security will be made to the Depository or its nominee, as the case may be, as the Certificateholder of such Global Security. None of the Depositor, the Administrative Agent, if any, the Trustee for such Certificates, any Paying Agent or the Certificate Registrar for such Certificates will have responsibility or liability for any aspect or the records relating to or payments made on account of beneficial interests in such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

     The Depositor expects that the Depository for Certificates of a given Class and Series, upon receipt of any distribution of principal, premium or interest in respect of a definitive Global Security representing any of such Certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of such Depository. The Depositor also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participant.

     If the Depository for Certificates of a given Class of any Series is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Depositor within ninety days, the Depositor will issue individual Definitive Certificates in exchange for the Global Security or Securities representing such Certificates. In addition, the Depositor may at any time and in its sole discretion determine not to have any Certificates of a given Class represented by one or more Global Securities and, in such event, will issue individual Definitive Certificates of such Class in exchange for the Global Security or Securities representing such Certificates. Further, if the Depositor so specifies with respect to the Certificates of a given Class, an owner of a beneficial interest in a Global Security representing Certificates of such Class may, on terms acceptable to the Depositor and the Depository for such Global Security, receive individual Definitive Certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of individual Definitive Certificates of the Class represented by such Global Security equal in principal amount to such beneficial interest and to have such Definitive Certificates registered in its name (if the Certificates of such Class are issuable as Registered Certificates). Individual Definitive Certificates of such Class so issued will be issued as Registered Certificates in denominations, unless otherwise specified by the Depositor, or $1,000 and integral multiples thereof.

     The applicable Prospectus Supplement will set forth any specific terms of the depository arrangement with respect to any Class or Series or Certificates being offered thereby to the extent not set forth or different from the description set forth above.

               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

     Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Underlying Securities"), purchased by the Depositor (or an affiliate thereof) in the secondary market, and will not be acquired from the issuer thereof as part of any distribution by or agreement with such issuer, and assigned to a Trust as described in the applicable Prospectus Supplement. Each Underlying Security will represent (i) an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities"), (ii) an obligation of one or more U.S. government sponsored entities created pursuant to federal statute ("a GSE"), (iii) Government Trust Certificates ("GTCs") (provided that such GTCs, together with any AID-Guaranteed Underlying Securities (as defined below), shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates), or (iv) obligations guaranteed by the United States Agency for International Development pursuant to the AID Housing Guaranty Program ("AID-Guaranteed Underlying Securities") (provided that such AID-Guaranteed Underlying Securities, together with any GTCs, shall not account for 10% or more of the aggregate cash flows on the Underlying Securities securing any Series of Certificates). As specified in the applicable Prospectus Supplement, the obligations of one or more of the following GSEs may be included in a Trust: Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Association ("Freddie Mac"), Student Loan Marketing Association ("Sallie Mae"), Resolution Funding Corporation ("REFCORP"), Federal Home Loan Banks ("FHLB") (to the extent such obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority ("TVA") and Federal Farm Credit Banks ("FFCB"). GSE debt securities are exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any GSE will be included in a Trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) such organization makes publicly available its annual report, which shall include financial statements or similar financial information with respect to such organizations (a "GSE Issuer"). GTCs and AID-Guaranteed Obligations will have been registered under the Securities Act of 1933 (or will qualify for an exemption from registration) and will have been acquired by the Depositor in purely secondary market transactions. Based on information contained in the prospectus pursuant to which any GSE Issuer's securities were originally offered (an "Underlying Security Prospectus"), the applicable Prospectus Supplement will set forth certain information with respect to the public availability of information with respect to any GSE Issuer the debt securities of which constitute more than 10 percent of the Underlying Securities for any Series of Certificates as of the date of such Prospectus Supplement (a "Concentrated Underlying Security"). The specific terms and conditions of the Underlying Securities will be set forth in the related Prospectus Supplement.

     This Prospectus relates only to the Certificates offered hereby and does not relate to the Underlying Securities. The following description of the Underlying Securities is intended only to summarize certain characteristics of the Underlying Securities the Depositor is permitted to deposit in a Trust and does not purport to be a complete description of any Underlying Security and is qualified in its entirety by reference to the applicable Prospectus Supplement, Underlying Security Prospectus, if any, and, to the extent applicable, the statement of terms or similar document with respect to any Underlying Security. The Prospectus Supplement used to offer any Series of Certificates will contain a brief discussion of the business activities of each GSE Issuer and information concerning the market prices of the Underlying Securities.

UNDERLYING SECURITIES

     General. Unless otherwise specified in the related Prospectus Supplement, none of the Underlying Securities will have been issued pursuant to an indenture, and no trustee is provided for with respect to any Underlying Security. There will generally be a fiscal agent ("Fiscal Agent") for a GSE Issuer with respect to any related Underlying Security whose actions will be governed by a fiscal agency agreement. A Fiscal Agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee. Unless otherwise specified in the related Prospectus Supplement, the Underlying Securities with respect to any GSE Issuer will not be guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than the related GSE.

     Contractual and Statutory Restrictions. A GSE Issuer and the related Underlying Securities may be subject to certain contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of certain specified events. Unless otherwise specified in the related Prospectus Supplement, each GSE is limited to such activities as will promote its statutory purposes as set forth in the publicly available information with respect to such issuer. See "DESCRIPTION OF THE DEPOSITED ASSETS -- PUBLICLY AVAILABLE INFORMATION" in the related Prospectus Supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government may cause or require such GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

     Neither the United States nor any agency thereof is obligated to finance any GSE Issuer's operations or to assist a GSE Issuer in any manner.
Prospective purchasers should consult the publicly available information with respect to each GSE Issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

     Events of Default. Underlying Securities issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect thereto. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required

(subject to any specified grace period); (ii) failure by the issuer to observe or preform any covenant, agreement or condition contained in the securities or authorizing legislation or regulation, as the case may be, which failure is materially adverse to securityholders and continues for a specified period after notice thereof; and (iii) certain events of insolvency or bankruptcy with respect to the GSE Issuer. The Underlying Securities will generally provide that, upon the occurrence of an event of default, the holders of not less than a specified percentage of the outstanding securities may declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable, subject to the issuer's right to cure, if applicable.

     Each Underlying Security may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Underlying Securities with respect to any Concentrated Underlying Security ("Underlying Security Events of Default") and applicable remedies with respect thereto. With respect to any Trust compromised of a pool of securities, the applicable Prospectus Supplement will describe certain common Underlying Security Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Underlying Securities, against losses. If an Underlying Security Event of Default occurs and the Trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

PRINCIPAL ECONOMIC TERMS OF UNDERLYING SECURITIES

     Reference is made to the applicable Prospectus Supplement with respect to each Series of Certificates for a description of the following terms, as applicable, of any Concentrated Underlying Security: (i) the title and series of such Underlying Securities, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the Underlying Securities Issuer; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any ("Underlying Securities Rate"); the date or dates from which such interest will accrue ("Underlying Securities Interest Accrual Periods"); and the dates on which such interest will be payable ("Underlying Securities Payment Dates"); (vii) the obligation, if any, of the Underlying Securities Issuer to redeem the securities pursuant to any sinking fund or analogous provisions, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the Underlying Securities Issuer;
(ix) whether the Underlying Securities were issued at a price lower than the principal amount thereof; (x) material events of default or restrictive covenants provided for with respect to such Underlying Securities; (xi) the rating thereof, if any; and (xii) any other material terms of such Underlying Securities.

     With respect to a Trust compromised of a pool of Underlying Securities, the related Prospectus Supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (ii), (iii), (v), (vi), (vii),
(viii) and (ix) of the preceding paragraph and any other material terms regarding such pool of securities.

PUBLICLY AVAILABLE INFORMATION

     In addition to the foregoing, with respect to each Concentrated Underlying Security issued by a GSE Issuer the applicable Prospectus Supplement will disclose the identity of the applicable obligor, and will describe the existence and type of certain information that is made publicly available by each obligor regarding such Underlying Security or Underlying Securities and will disclose where and how prospective purchasers of the Certificates may obtain such publicly available information with respect to each such obligor. Such information will typically consist of such obligor's annual report, which contains financial statements or similar financial information, and can be obtained from the Commission, if so specified in the applicable Prospectus Supplement, or from the office of such obligor identified in the related Prospectus Supplement. However, the precise nature of such publicly available information and where and how it may be obtained with respect to any given GSE Issuer will vary, and, as described above, will be set forth in the applicable Prospectus Supplement with respect to any such obligor.

OTHER DEPOSITED ASSETS

     In addition to the Underlying Securities, the Depositor may also deposit into a given Trust, or the Trustee on behalf of the Certificateholders of a Trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related Prospectus Supplement, certain assets related or incidental to one or more of such Underlying Securities or to some other asset deposited in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, cash and assets ancillary or incidental to the foregoing or to the Underlying Securities (including assets obtained through foreclosure or in settlement of claims with respect thereto) (all such assets for any given Series, together with the related Underlying Securities, the "Deposited Assets"). The applicable Prospectus Supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Underlying Securities.

     Unless otherwise specified in the related Prospectus Supplement, the Deposited Assets for a given Series of Certificates and the related Trust will not constitute Deposited Assets for any other Series of Certificates and the related Trust and the Certificates of each Class of a given Series possess an equal and ratable undivided ownership interest in such Deposited Assets. The applicable Prospectus Supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given Series may be beneficially owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series. In such event, the other Classes of such Series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

CREDIT SUPPORT

     As specified in the applicable Prospectus Supplement for a given Series of Certificates, the Trust for any Series of Certificates may include, or the Certificateholders of such Series (or any Class or group of Classes within such Series) may have the benefit of, Credit Support for any Class or group of Classes within such Series. Such Credit Support may be provided by any combination of the following means described below or any other means described in the applicable Prospectus Supplement. The applicable Prospectus Supplement will set forth whether the Trust for any Class or group of Classes of Certificates contains, or the Certificateholders of such Certificates have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element, including
(i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' equity or policyholders' surplus, if applicable, as of a date that will be specified in the Prospectus Supplement. Additionally, with respect to any obligor, or group of affiliated obligors, providing Credit Support for 10% or more of the aggregate principal amount of such Class or Classes, the Prospectus Supplement will include summarized financial statements of such entity and, with respect to any obligor, or group of affiliated obligors, providing Credit Support for 20% or more of the aggregate principal amount of such Class or Classes, the Prospectus Supplement will include audited financial statements of such entity.

     Subordination. As discussed below under "--Collections," the rights of the Certificateholders of any given Class within a Series of Certificates to receive collections from the Trust for such Series and any Credit Support obtained for the benefit of the Certificateholders of such Series (or Classes within such Series) may be subordinated to the rights of the Certificateholders of one or more other Classes of such Series to the extent described in the related Prospectus Supplement. Such subordination accordingly provides some additional credit support to those Certificateholders of those other Classes. For example, if losses are realized during a given period on the Deposited Assets relating to a Series of Certificates such that the collections received thereon are insufficient to make all distributions on the Certificates of such Series, those realized losses would be allocated to the Certificateholders of any Class of such Series that is subordinated to another Class, to the extent and in the manner provided in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, certain amounts otherwise payable to Certificateholders of any Class that is subordinated to another Class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the related Prospectus Supplement.

     If so provided in the related Prospectus Supplement, the Credit Support for any Series or Class of Certificates may include, in addition to the subordination of certain Classes of such Series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Certificateholders of such Class or as otherwise specified in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the Classes of the Certificates of such Series.

     Letter of Credit; Surety Bond. The Certificateholders of any Series (or Class or group of Classes of Certificates within such Series) may, if specified in the applicable Prospectus Supplement, have the benefit of a letter or letters of credit (a "Letter of Credit") issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety Bond") issued by a surety company (a "Surety"). In either case, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to cause the Letter of Credit or the Surety Bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related Prospectus Supplement, the payment of such fees or premiums is otherwise provided for. The Trustee or such other person specified in the applicable Prospectus Supplement will make or cause to be made draws under the Letter of Credit or the Surety Bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable Prospectus Supplement. Any amounts otherwise available under the Letter of Credit or the Surety Bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable Prospectus Supplement will provide the manner, priority and source of funds by which any such draws are to be repaid.

     Unless otherwise specified in the applicable Prospectus Supplement, in the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to obtain or cause to be obtained a substitute Letter of Credit or Surety Bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any Letter of Credit Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such substitute Letter of Credit, Surety Bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the

Letter of Credit or the Surety Bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original Letter of Credit or Surety Bond. A copy of any such Letter of Credit or Surety Bond will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of the issuance of the Certificates of the related Series.

     Reserve Accounts. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the Trustee) (a "Reserve Account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Account may be funded through application of a portion of collections received on the Deposited Assets for a given Series of Certificates, in the manner and priority specified in the applicable Prospectus Supplement. Amounts may be distributed to Certificateholders of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any such Reserve Account will not be deemed to be part of the related Trust Fund. A Reserve Account may provide coverage to more than one series of Certificates, if set forth in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee will have a perfected security interest for the benefit of the Certificateholders in the assets in the Reserve Account. However, to the extent that the Depositor, any affiliate thereof or any other entity has an interest in any Reserve Account, in the event of the bankruptcy, receivership or insolvency of such entity, there could be delays in withdrawls from the Reserve Account and the corresponding payments to the Certificateholders. Such delays could adversely affect the yield to investors on the related Certificates. Amounts deposited in any Reserve Account will be invested in certain permitted investments by, or at the direction of, the Trustee, the Depositor or such other person named in the related Prospectus Supplement.

COLLECTIONS

     The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Certificateholders of each Series of Certificates, to administer the related Deposited Assets, including making collections of all payments made thereon, depositing from time to time prior to any applicable Distribution Date such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each a "Certificate Account"). An Administrative Agent, if any is appointed pursuant to the applicable Prospectus Supplement, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the Certificates of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement. The applicable Prospectus Supplement will specify the collection periods, if applicable, and Distribution Dates for a given Series of Certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of Certificateholders for a particular Series or Class of Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Certificates, if applicable.

     The relative priorities of distributions with respect to collections from the assets of the Trust assigned to Classes of a given Series of Certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.


                       DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

     The following summary of certain provisions of the Trust Agreement and the Certificates do not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

ASSIGNMENT OF DEPOSITED ASSETS

     At the time of issuance of any Series of Certificates, the Depositor will cause the Underlying Securities to be included in the related Trust, and any other Deposited Asset specified in the Prospectus Supplement, to be assigned to the related Trustee, together with all principal, premium (if any) and interest received by or on behalf of the Depositor on or with respect to such Deposited Assets after the cut-off date specified in the Prospectus Supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for certain assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Trust Agreement. Such schedule will include certain statistical information with respect to each Underlying Security and each other Deposited Asset as of the Cut-off Date, and with respect to each Concentrated Underlying Security, such schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or terms thereof, the rating, if any, thereof and certain other information with respect thereto.

     In addition, the Depositor will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the Trustee. The Trustee (or such custodian) will review such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders.

     Each of the Depositor and the Administrative Agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement. Upon a breach of any such representation of the Depositor or any such Administrative Agent, as the case may be, which materially and adversely affects the interests of the Certificateholders, the Depositor or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES

     General. With respect to any Series of Certificates the Trustee or such other person specified in the Prospectus Supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets and will follow or cause to be followed such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any Credit Support (collectively, the "Credit Support Instruments") and provided that, except as otherwise expressly set forth in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

     Sub-Administration. Any Trustee or Administrative Agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "Sub-Administrative Agent"), but the Trustee or Administrative Agent will remain obligated with respect to such obligations under the Trust Agreement. Each Sub-Administrative Agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the Trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable Sub-Administration Agreements (as defined below).

     The agreement between any Administrative Agent or Trustee and a Sub-Administrative Agent (a "Sub-Administration Agreement") will be consistent with the terms of the Trust Agreement and such assignment to the Sub-Administrator by itself will not result in a withdrawal or downgrading of the rating of any Class of Certificates issued pursuant to the Trust Agreement. With respect to any Sub-Administrative Agreement between an Administrative Agent and a Sub-Administrative Agent, although each such Sub-Administration Agreement will be a contract solely between such Administrative Agent and the Sub-Administrative Agent, the Trust Agreement pursuant to which a Series of Certificates is issued will provide that, if for any reason such Administrative Agent for such Series of Certificates is no longer acting in such capacity, the Trustee or any successor Administrative Agent must recognize the Sub-Administrative Agent's rights and obligations under such Sub-Administration Agreement.

      The Administrative Agent or Trustee, as applicable, will be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable, pursuant to the Trust Agreement with respect to the particular Series of Certificates is sufficient to pay such fees. However, a Sub-Administrative Agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related Prospectus Supplement. Each Sub-Administrative Agent will be reimbursed by the Administrative Agent, if any, or otherwise the Trustee for certain expenditures which it makes, generally to the same extent the Administrative Agent or Trustee, as applicable, would be reimbursed under the terms of the Trust Agreement relating to such Series. See "--RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT OF EXPENSES."

     The Administrative Agent or Trustee, as applicable, may require any Sub-Administrative Agent to agree to indemnify the Administrative Agent or Trustee, as applicable, for any liability or obligation sustained by the Administrative Agent or Trustee, as applicable, in connection with any act or failure to act by the Sub-Administrative Agent.

     Realization upon Defaulted Deposited Assets. Unless otherwise specified in the applicable Prospectus Supplement, as administrator with respect to the Deposited Assets, the Trustee, on behalf of the Certificateholders of a given Series (or and Class or Classes within such Series), will present claims under each applicable Credit Support Instrument, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the Trustee or Administrative Agent under any Credit Support Instrument are to be deposited in the Certificate Account for the related Trust, subject to withdrawal as described above.

     Unless otherwise provided in the applicable Prospectus Supplement, if recovery on a defaulted Deposited Asset under any related Credit Support Instrument is not available, the Trustee will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset, provided that, except as otherwise expressly provided in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable Prospectus Supplement, the Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT OF
EXPENSES

     The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable Certificate Account or become a part of the related Trust. Unless otherwise provided in the applicable Prospectus Supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to Certificateholders on a pari passu basis.

     The applicable Prospectus Supplement will specify the Administrative Agent's, if any, and the Trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given Series of Certificates.

     If and to the extent specified in the applicable Prospectus Supplement, in addition to amounts payable to any Sub-Administrative Agent, the Administrative Agent, if any, and otherwise the Trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the Trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

ADVANCES IN RESPECT OF DELINQUENCIES

     Unless otherwise specified in the applicable Prospectus Supplement, the Administrative Agent, if any, specified therein will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the Certificateholders of the related Series of Certificates. However, to the extent provided in the applicable Prospectus Supplement, any such Administrative Agent will advance on or before each Distribution Date its own funds or funds held in the Certificate Account for such Series that are not part of the funds available for distribution for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period and were delinquent on the related Determination Date, subject to (i) any such Administrative Agent's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the Prospectus Supplement.

     Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of an Administrative Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any such advance will be reimbursable from any amounts in the Certificate Account for such Series to the extent that such Administrative Agent shall determine, in its sole judgment, that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by such Administrative Agent from excess funds in the Certificate Account for any Series, such Administrative Agent will replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations, if any, of an Administrative Agent to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.


CERTAIN MATTERS REGARDING THE ADMINISTRATIVE AGENT AND THE DEPOSITOR

     An Administrative Agent, if any, for each Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative Agent for any such Series may be the Trustee, the Depositor, an affiliate of either thereof, or any third party and may have other normal business relationships with the Trustee, the Depositor or their affiliates.

     The Trust Agreement will provide that an Administrative Agent may resign from its obligations and duties under the Trust Agreement with respect to any Series of Certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any Class of Certificates of such Series or upon a determination that its duties under the Trust Agreement with respect to such Series are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor has assumed the Administrative Agent's obligations and duties under the Trust Agreement with respect to such Series.

     The Trust Agreement will further provide that neither such an Administrative Agent, the Depositor nor any director, officer, employee, or agent or the Administrative Agent or the Depositor will incur any liability to the related Trust or Certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Administrative Agent, the Depositor nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Trust Agreement will further provide that, unless otherwise provided in the applicable series supplement thereto, such an Administrative Agent, the Depositor and any director, officer, employee or agent of the Administrative Agent or the Depositor will be entitled to indemnification by the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Nothing contained in the Trust Agreement is in any way intended to be construed as a waiver, release, or alteration of a Certificateholder's rights against any person under the federal securities laws. In addition, the Trust Agreement will provide that neither such an Administrative Agent nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the Trust Agreement or which in its opinion may involve it in any expense or liability. Each of such Administrative Agent or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. The applicable Prospectus Supplement will describe how such legal expenses and costs of such action and any liability resulting therefrom will be allocated.

     Any person into which an Administrative Agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an Administrative Agent is a part, or any person succeeding to the business of an Administrative Agent, will be the successor of the Administrative Agent under the Trust Agreement with respect to the Certificates of any given Series.

   ADMINISTRATIVE AGENT TERMINATION EVENTS; RIGHTS UPON ADMINISTRATIVE AGENT
                               TERMINATION EVENT

     Unless otherwise provided in the related Prospectus Supplement, "Administrative Agent Termination Events" under the Trust Agreement with respect to any given Series of

Certificates will consist of the following: (i) any failure by an Administrative Agent to remit to the Trustee any funds in respect of collections on the Deposited Assets and Credit Support, if any, as required under the Trust Agreement, that continues unremedied for five days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Depositor, or to the Administrative Agent, the Depositor and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights (as defined below); (ii) any failure by an Administrative Agent duly to observe or perform in any material respect any of its other covenants or obligations under the Trust Agreement with respect to such Series which continues unremedied for thirty days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Depositor, or to the Administrative Agent, the Depositor and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an Administrative Agent indicating its insolvency or inability to pay its obligations. Any additional Administrative Agent Termination Events with respect to any given Series of Certificates will be set forth in the applicable Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series supplement to the Trust Agreement will specify as to each matter requiring the vote of holders of Certificates of a Class or group of Classes within a given Series, the circumstances and manner in which the Required Percentage (as defined below) applicable to each such matter is calculated. "Required Percentage" means, with respect to any matter requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of Certificates of a designated Class or group of Classes within such Series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series supplement to the Trust Agreement. "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the related Series allocated in the manner described in the related Prospectus Supplement.

     Unless otherwise specified in the applicable Prospectus Supplement, so long as an Administrative Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates remains unremedied, the Depositor or the Trustee may, and at the direction of holders of such Certificates evidencing not less than the "Required Percentage--Administrative Agent Termination" of the Voting Rights, the Trustee will, terminate all the rights and obligations of such Administrative Agent under the Trust Agreement relating to the applicable Trust and in and to the related Deposited Assets (other than any Retained Interest of such Administrative Agent), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of such Administrative Agent under the Trust Agreement with respect to such Series (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable to act, it may or, at the written request of the holders of such Certificates evidencing not less than the "Required Percentage-- Administrative Agent Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent acceptable to the

Rating Agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series. Pending such appointment, the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated). The Trustee and any such successor may agree upon the compensation be paid to such successor, which in no event may be greater than the compensation payable to such Administrative Agent under the Trust Agreement with respect to such Series.

     No Certificateholder will have the right under the Trust Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of breach and unless the holders of Certificates evidencing not less than the "Required Percentage--Remedies" of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

MODIFICATION AND WAIVER

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement for each Series of Certificates may be amended by the Depositor and the Trustee with respect to such Series, without notice to or consent of the Certificateholders, for certain purposes including (i) to cure any ambiguity,
(ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the Prospectus Supplement, (iii) to add or supplement any Credit Support for the benefit of any Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently than any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders), (iv) to add to the covenants, restrictions or obligations of the Depositor, the Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions with respect to matters or questions arising under such Trust Agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce or withdraw the then current rating thereof, or (vi) to comply with any requirements imposed by the Code. Without limiting the generality of the foregoing, unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement may also be modified or amended from time to time by the Depositor, and the Trustee, with the consent of the holders of Certificates evidencing not less than the "Required Percentage--Amendment" of the Voting Rights of those Certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that in the event such modification or amendment would materially adversely affect the rating of any Series or Class by each Rating Agency, the "Required Percentage--Amendment" specified in the related series supplement to the Trust Agreement shall include an additional specified percentage of the Certificates of such Series or Class.

     Except as otherwise set forth in the applicable Prospectus Supplement, no such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any Certificate without the consent of the holder of such Certificate or
(ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

     Unless otherwise specified in the applicable Prospectus Supplement, holders of Certificates evidencing not less than the "Required Percentage--Waiver" of the Voting Rights of a given Series may, on behalf of all Certificateholders of that Series, (i) waive, insofar as that Series is concerned, compliance by the Depositor, the Trustee or the Administrative Agent, if any, with certain restrictive provisions, if any, of the Trust Agreement before the time for such compliance and (ii) waive any past default under the Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such Certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

REPORTS TO CERTIFICATEHOLDERS; NOTICES

     Reports to Certificateholders. Unless otherwise provided in the applicable Prospectus Supplement, with each distribution to Certificateholders of any Class of Certificates of a given Series, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Depositor and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

          (i) the amount of such distribution to Certificateholders of such Class allocable to principal of or interest or premium, if any, on the Certificates of such Class; and the amount of aggregate unpaid interest as of such Distribution Date;

          (ii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related Prospectus Supplement;

          (iii) the amount of compensation received by the Administrative
     Agent, if any, and the Trustee for the period relating to such Distribution Date, and such other customary information as the Administrative Agent, if any, or otherwise the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns;

          (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

          (v) the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

          (vi) the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each Class of Certificates (including any Class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise; and

          (vii) as to any Series (or Class within such Series) for which Credit Support has been obtained, the amount of coverage of each element of Credit Support included therein as of the close of business on such Distribution Date.

     In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount per minimum denomination of Certificates or for such other specified portion thereof.
Within a reasonable period of time after the end of each calendar year, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information set forth in subclauses (i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Administrative Agent or the Trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

     Notices. Unless otherwise provided in the applicable Prospectus Supplement, any notice required to be given to a holder of a Registered Certificate will be mailed to the last address of such holder set forth in the applicable Certificate Register.

EVIDENCE AS TO COMPLIANCE

     Unless otherwise specified in the applicable Prospectus Supplement, the Trust Agreement will provide that commencing on a certain date and on or before a specified date in each year thereafter, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date) and that, on the basis of certain agreed upon procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in compliance with the terms of the Trust Agreement, except for such exceptions as such firm shall believe to be immaterial and such other exceptions and qualifications as shall be set forth in such report.

     The Trust Agreement will also provide for delivery to the Depositor, the Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

     Copies of the annual accountants' statement, if any, and the statement of officers of the Trustee may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

REPLACEMENT CERTIFICATES

     Unless otherwise provided in the applicable Prospectus Supplement, if a Certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable Trustee at the location specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable Trustee in connection therewith and the furnishing of such evidence and indemnity as such Trustee may require. Mutilated Certificates must be surrendered before new Certificates will be issued.

TERMINATION

     The obligations created by the Trust Agreement for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the related Certificate Account or by an Administrative Agent, if any, and required to be paid to them pursuant to the Trust Agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the Trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will any trust created by the Trust Agreement continue beyond the respective date specified in the related Prospectus Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under "--REPORTS TO CERTIFICATEHOLDERS; NOTICES--NOTICES," and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.


     Any such purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a Series of Certificates shall be made at a price approximately equal to the aggregate fair market value of all the assets in the Trust (as determined by the Trustee, the Administrative Agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the person entitled to effect such termination is subject to (i) the ability of the Trustee to pay the Certificateholders all amounts due under the related Trust Agreement, as specified in the related Prospectus Supplement and (ii) the aggregate principal balance of the outstanding Deposited Assets for such Series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that Series specified in the related Prospectus Supplement.

DUTIES OF THE TRUSTEE

     The Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, the Certificates of any Series or any Deposited Asset or related document and is not accountable for the use or application by or on behalf of any Administrative Agent of any funds paid to such Administrative Agent or its designee in respect of such Certificates or the Deposited Assets, or deposited into or withdrawn from the related Certificate Account or any other account by or on behalf of such Administrative Agent. If no Administrative Agent Termination Event has occurred and is continuing with respect to any given Series, the Trustee is required to perform only those duties specifically required under the Trust Agreement with respect to such Series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the Trust Agreement.

THE TRUSTEE

     The Trustee for any given Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee will be unaffiliated with, but may have normal banking relationships with, the Depositor, any Administrative Agent and their respective affiliates.

                             PLAN OF DISTRIBUTION

     Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of such Certificates and the proceeds to the Depositor from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Certificates may be listed and the place and time of delivery of the Certificates to be offered thereby.

     If underwriters are used in the sale, Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States may include Morgan Keegan & Company, Inc., an affiliate of the Depositor. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase such Certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Certificates if any of such Certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Certificates may also be sold through agents designated by the Depositor from time to time. Any agent involved in the offer or sale of Certificates will be named, and any commissions payable by the Depositor to such agent will be set forth, in the applicable Prospectus Supplement. Unless otherwise indicated in the applicable Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

     If so indicated in the applicable Prospectus Supplement, the Depositor will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Certificates at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of Certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Depositor or its affiliates in the ordinary course of business.

     Morgan Keegan & Company, Inc. is an affiliate of the Depositor. Morgan Keegan & Company, Inc.'s participation, if any, in the offer and sale of Certificates complies with the requirements of Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

     If and to the extent required by applicable law or regulation, this Prospectus will be used by Morgan Keegan & Company, Inc., an affiliate of the Depositor, in connection with offers and sales related to market-making transactions in the Offered Certificates previously offered hereunder in transactions in which Morgan Keegan & Company, Inc. acts as principal. Morgan Keegan & Company, Inc. may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.

     As to each Series of Certificates, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Depositor or sold at any time to one or more purchasers.

                                LEGAL OPINIONS

     Certain legal matters with respect to the Certificates, including federal income tax matters, will be passed upon for the Depositor and the underwriters by Chapman and Cutler, Chicago, Illinois or other counsel identified in the applicable Prospectus Supplement.

                                INDEX OF TERMS

Term                                                                       Page
Administration Fee......................................................      9
Administrative Agent....................................................      1
AID-Guaranteed Underlying Securities....................................  1, 26
Base Rate...............................................................     16
Calculation Agent.......................................................     17
CD Rate Certificate.....................................................     16
CD Rate Determination Date..............................................     18
Cede....................................................................      3
Certificate Account.....................................................     32
Certificate Principal Balance...........................................     23
Certificateholders......................................................      1
Certificates............................................................      1
Class...................................................................      1
Commercial Paper Rate Certificate.......................................     16
Commercial Paper Rate Determination Date................................     19
Commission..............................................................      2
Concentrated Underlying Security........................................     26
Credit Support..........................................................      1
Credit Support Instruments..............................................     34
Cut-off Date............................................................     33
Definitive Certificate..................................................     23
Deposited Assets........................................................  1, 29
Depositor...............................................................      1
Depository..............................................................     23
Determination Date......................................................     14
Distribution Date.......................................................      2
Exchange Act............................................................      2
Fannie Mae..............................................................     26
Federal Funds Rate Certificate..........................................     16
Federal Funds Rate Determination Date...................................     20
FFCB....................................................................     26
FHLB....................................................................     26
Fiscal Agent............................................................     27
Fixed Pass-Through Rate.................................................     13
Fixed Rate Certificates.................................................     15
Floating Rate Certificates..............................................     16
Freddie Mac.............................................................     26
Global Security.........................................................      1
GSE.....................................................................     26
GSE Issuer..............................................................     26
GTCs....................................................................      1
Interest Reset Date.....................................................     17
Interest Reset Period...................................................     17

================================================================================

     No dealer, salesperson or other person has been authorized to give any information or make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement.

                              ------------------

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

                                                                            Page
Summary of Principal Economic Terms.......................................
Summary of Prospectus Supplement..........................................
Formation of the Trust....................................................
Risk Factors..............................................................
Description of the Deposited Assets.......................................
[Description of Credit Support]...........................................
Yield on the Certificates.................................................
Description of the Certificates...........................................
Description of the Trust Agreement........................................
Certain Legal Aspects of the Deposited Assets.............................
Federal Income Tax Consequences...........................................
State Tax Consequences....................................................
ERISA Considerations......................................................
Plan of Distribution......................................................
Ratings...................................................................
Legal Opinions............................................................
Index of Terms............................................................

                                   PROSPECTUS

Prospectus Supplement.....................................................
Available Information.....................................................
Incorporation of Certain Information by Reference.........................
Reports to Certificateholders.............................................
Risk Factors..............................................................
The Depositor.............................................................
Use of Proceeds...........................................................
Formation of the Trust....................................................
Maturity and Yield Considerations.........................................
Description of Certificates...............................................
Description of Deposited Assets and Credit Support........................
Description of the Trust Agreement........................................
Plan of Distribution......................................................
Legal Opinions............................................................
Index of Terms............................................................

                              ------------------


     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the related Certificates, whether or not participating in the distribution thereof, may be required to deliver this Prospectus and the related Prospectus Supplement. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

================================================================================
================================================================================
                            $_____________________

                             SOUTHPOINT STRUCTURED

                                 ASSETS, INC.

                        TRUST CERTIFICATES, SERIES ___


                             --------------------

                             PROSPECTUS SUPPLEMENT

                             --------------------


                                 [UNDERWRITER]

                              _____________, 199_

================================================================================

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS


Item 14.  Other Expenses of Issuance and Distribution.

     The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the SEC registration and filing fees, are estimated*:

     SEC Registration Fee ...................................  $ 61,025.00
     Legal Fees and Expenses ................................  $450,000.00
     Trustee's Fees and Expenses (including counsel Fees) ...  $ 75,000.00
     Printing and Engraving Fees ............................  $ 55,000.00
     Rating Agency Fees .....................................  $ 60,000.00
     Miscellaneous ..........................................  $ 50,000.00
                                                               -----------
          Total .............................................  $751,025.00
                                                               ===========

     *The fees and expenses shown are based on the assumption that the registrant issues ten separate series of approximately $20,000,000 each.



Item 15.  Indentification of Directors and Officers.

     Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or witness or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses, costs and fees (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. If the person indemnified is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, in one or more but less than all claims, issues or matters in such proceeding, he or she may be indemnified against expenses actually and reasonably incurred in connection with each successfully resolved claim, issue or matter. In the case of an action or suit by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
Section 145 provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or manner therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     The Certification of Incorporation of the Registrant provides that no Director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that this limitation of liability of a Director shall not apply with respect to (i) any breach of the Director's duty of loyalty to the Registrant or its stockholder, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) any liability arising under Section 174 of the General Corporation Law of the State of Delaware and (iv) for any transaction from which the Director derives an improper personal benefit. Section 7 of the By-Laws of the Registrant provides for the indemnification of the Directors and Officers of the Registrant in certain circumstances. Reference is made to Exhibit 3.2 to this Registration Statement for the complete text of Section 7 of the By-Laws.

     Reference is made to Section 9 of the form of Underwriting Agreement filed as Exhibit 1.1 hereto for provisions relating to the indemnification of directors, officers and controlling persons against certain liabilities including liabilities under the Securities Act of 1933, as amended.



Item 16.  Exhibits:

*    1.1   Form of Underwriting Agreement.

*    3.1   Certificate of Incorporation of Southpoint Structured Assets, Inc.

*    3.2   By-Laws of Southpoint Structured Assets, Inc.

*    4.1   Form of Trust Agreement.

*    5.1   Opinion of Chapman and Cutler as to legality (including consent of such firm)

     8.1 Form of Opinion of Chapman and Cutler as to certain tax matters (Grantor Trust)

     8.2 Form of Opinion of Chapman and Cutler as to certain tax matters (Partnership)

    23.1   Consent of Chapman and Cutler (included in Exhibits 5.1, 8.1 and 8.2)

*   24.1   Power of Attorney

*   25.1   Statement of eligibility of Trustee

-----------------
*   Previously filed.



Item 17.  Undertakings.

     A. Undertaking Pursuant to Rule 415.

     The Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933 each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B. Undertaking in connection with incorporation by reference of certain filings under the Securities Exchange Act of 1934.

     The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


     C.  Undertaking in respect of indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, as the case may be, will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.


     D.  Undertaking in respect of the eligibility of the Trustee

     The Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of
Section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned hereby certifies on behalf of Southpoint Structured Assets, Inc. (the "Depositor") that he has reasonable grounds to believe that the Depositor meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement dated as of November 13, 1996 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on the 13th day of November 1996.


                                           Southpoint Structured Assets, Inc.


                                           By:   /s/  C. David Ramsey
                                               --------------------------------
                                                  C. David Ramsey, President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

        Signature                      Position                     Date


/s/ C. David Ramsey             President (Principal         November 13, 1996
-------------------------       Executive Officer) and
C. David Ramsey                 Director


            *                   Treasurer (Principal         November 13, 1996
-------------------------       Financial Officer and
Charles D. Maxwell              Principal Accounting
                                Officer) and Director


            *                   Secretary and Director       November 13, 1996
-------------------------
Barbara A. Steen


* C. David Ramsey, by signing his name hereto, does sign this document on behalf of each of the persons indicated above for whom he is attorney-in-fact pursuant to a power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.


                                                  /s/  C. David Ramsey
                                               -------------------------------
                                                       C. David Ramsey